UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number 811-00537

Franklin Custodian Funds

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)      (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
March 31, 2015

Franklin Custodian Funds

Franklin DynaTech Fund
Franklin Growth Fund
Franklin Income Fund
Franklin U.S. Government Securities Fund
Franklin Utilities Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Economic and Market Overview	3
Franklin DynaTech Fund	4
Franklin Growth Fund	12
Franklin Income Fund	20
Franklin U.S. Government
Securities Fund	28
Franklin Utilities Fund	35
Financial Highlights and
Statements of Investments	42
Financial Statements	103
Notes to Financial Statements	112
Shareholder Information	130

1

Semiannual Report

Economic and Market Overview

U.S. economic growth trends were generally encouraging during the six-month period ended March 31, 2015, although economic expansion slowed in 2015’s first quarter. In the first half of the period, greater spending by consumers, businesses, and state and local governments aided growth. However, low energy prices, harsh weather, labor disruptions and U.S. dollar strength led export levels to fall and businesses to reduce spending in the latter half. Housing market data showed home prices and mortgage rates fell during the six-month period, while home sales rose. Retail sales softened in the second half of the period despite job growth and generally lower gasoline prices. Inflation, as measured by the Consumer Price Index, remained subdued during the six months and fell sharply toward period-end amid lower energy and import prices. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.5% in March 2015 from 5.9% in September 2014.1

The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. Although the Fed had repeatedly stated that it could be patient with regard to raising interest rates, toward period-end, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal.

Investor confidence grew as the U.S. economy continued to grow and the Fed maintained its cautious tone on raising interest rates. The markets endured sell-offs when many investors reacted to the crisis in Ukraine, Greece’s debt negotiations and signs of relatively weak economic growth in Europe and Japan, as well as less robust growth in China. U.S. stocks rose overall for the six months under review as the Standard & Poor’s 500 Index and the Dow Jones Industrial Average reached all-time highs.

The 10-year Treasury yield, which moves inversely to price, declined from 2.52% at the start of the period to 1.94% by period-end, as investors sought less risky assets in response to negative news stories. Near period-end, soft domestic data and the Fed’s willingness to keep interest rates low also supported bond prices.

The foregoing information reflects our analysis and opinions as of March 31, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Semiannual Report | 3

Franklin DynaTech Fund

We are pleased to bring you Franklin DynaTech Fund’s semiannual report for the period ended March 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing primarily in equity securities of companies that emphasize innovation and new technologies, and that benefit from new industry conditions in the dynamically changing global economy.

Performance Overview

The Fund’s Class A shares delivered a +9.23% cumulative total return for the six months under review. In comparison, the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, generated a total return of +8.81%.1 Also for comparison, the broad U.S. stock market as measured by the Standard & Poor’s 500 Index, produced a +5.93% total return, and domestic and international-based stocks as measured by the NASDAQ Composite Index® posted a +9.70% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of
Russell Investment Group.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 47.

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FRANKLIN DYNATECH FUND

Manager’s Discussion

The Fund’s health care holdings contributed notably to absolute performance during the reporting period.2 In biotechnology, Biogen benefited from growing demand for its medicines treating multiple sclerosis, blood cancers and hemophilia, as well as encouraging early results regarding a new treatment for Alzheimer’s disease. Celgene’s share price rose as a result of increased sales for its treatments for multiple myeloma and other cancers. Also helping Celgene were recent approvals from the U.S. Food and Drug Administration and the European equivalent for its existing psoriasis medication OTEZLA to treat psoriatic arthritis. Shares of Incyte advanced based on expanded FDA approval of its bone marrow cancer drug Jakafi to treat uncontrolled polycythemia vera, as well as from positive phase three trial results for a new arthritis medication. Strong sales growth for XTNADI, used to treat advanced prostate cancer, propelled Medivation’s stock price. Outside biotechnology, pharmaceuticals firm Actavis was helped by growth of its top branded products as well as its North American generics business.

Top 10 Holdings

3/31/15

Company	% of Total
Sector/Industry	Net Assets

Google Inc., A & C	3.1%
Internet Software & Services
Facebook Inc., A	2.7%
Internet Software & Services
Biogen Inc.	2.7%
Biotechnology
Celgene Corp.	2.7%
Biotechnology
Actavis PLC	2.6%
Pharmaceuticals
Visa Inc., A	2.3%
IT Services
MasterCard Inc., A	2.2%
IT Services
Palo Alto Networks Inc.	2.0%
Communications Equipment
LinkedIn Corp., A	1.9%
Internet Software & Services
Apple Inc.	1.9%
Technology Hardware, Storage & Peripherals

The Fund’s information technology (IT) positions also substantially supported results.3 Palo Alto Networks delivered strong results and increased its market share due to high demand for its next-generation security platforms that were enhanced by new hardware and ongoing research. ServiceNow, a provider of cloud-based automation of enterprise IT operations, experienced growing revenue aided by an expanding customer base as well as existing customer renewals and upgrades. The share price of personal computing and mobile communication device manufacturer Apple reached a record high during the period partially resulting from all-time high revenue from iPhone, Mac and App Store sales in the first quarter. Global payments technology firms VISA and MasterCard benefited from ongoing growth in payment volume, including cross-border volume, and total processed transactions, aided by payment innovations and global expansion efforts. Tencent Holdings, a leading provider of comprehensive Internet services in China, enjoyed a share price rally stemming from positive results attained by expanding its mobile Internet presence in online media and gaming, and from launching online security, Android app store and mobile payment platforms.

Regarding detractors, the Fund’s energy sector holdings weighed on absolute performance.4 Lower fuel price trends and geopolitical unrest depressed the share price of FMC Technologies, a technology solutions provider for the energy industry and other industrial markets. However, the company experienced growing revenues from its subsea and surface technologies as well as a strong order backlog. Although the stock price of Schlumberger, an oilfield services company, was also suppressed by energy sector trends, growing revenue, particularly in North America, the Middle East and parts of South America and sub-Saharan Africa, contributed to increased earnings. Oil and gas companies Noble Energy5 and Pioneer Natural Resources also reported positive financial results amid falling energy prices and took steps to maintain financial and operational flexibility. Anadarko Petroleum’s fourth-quarter revenue missed estimates, and it reported a net loss for 2014, largely resulting from a large final payment for an environmental lawsuit that was settled before the reporting period.

In other sectors, shares of online user-generated review database provider Yelp suffered despite positive financial results, based largely on downgrading by stock analysts concerned

2. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.
3. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet and catalog retail; Internet software and services;
IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.
4. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
5. Sold by period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DYNATECH FUND

about slowing user growth, U.S. market saturation and competition from rivals. The share price of Flowserve, a precision-engineered flow control equipment manufacturer, was affected by lower oil prices despite favorable financial results including improved gross and operating margins. Shares of Internet TV subscription service provider Netflix declined based on concerns about subscriber growth, although financial results met estimates. SanDisk, a flash storage card product manufacturer, reported disappointing fourth-quarter results due to supply constraints worsened by unplanned operations maintenance.5 Biotechnology firm Gilead Sciences’ shares declined after missing third-quarter earnings estimates and Express Scripts Holding, a prescription management firm, chose a lower cost alternative to Sovaldi, Gilead’s hepatitis C medicine.

As managers of Franklin DynaTech Fund, at period-end we remained encouraged by the relative abundance of companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe it is these innovative, thought-leading companies that may promote economic advancement over the longer term.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Semiannual Report

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FRANKLIN DYNATECH FUND

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/15	9/30/14	Change
A (FKDNX)	$48.64	$46.08	+$2.56
C (FDYNX)	$42.42	$40.53	+$1.89
R (FDNRX)	$47.77	$45.35	+$2.42
R6 (FDTRX)	$49.71	$46.97	+$2.74
Advisor (FDYZX)	$49.56	$46.87	+$2.69

Distributions (10/1/14–3/31/15)
	Long-Term
Share Class	Capital Gain
A	$1.6142
C	$1.6142
R	$1.6142
R6	$1.6142
Advisor	$1.6142

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FRANKLIN DYNATECH FUND
PERFORMANCE SUMMARY

Performance as of 3/31/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Operating Expenses[5]
A				0.89%
6-Month	+9.23%	+2.96%	$10,296
1-Year	+14.40%	+7.83%	$10,783
5-Year	+101.78%	+13.72%	$19,018
10-Year	+165.50%	+9.60%	$25,019
C				1.64%
6-Month	+8.84%	+7.84%	$10,784
1-Year	+13.54%	+12.54%	$11,254
5-Year	+94.33%	+14.21%	$19,433
10-Year	+146.34%	+9.43%	$24,634
R				1.14%
6-Month	+9.07%	+9.07%	$10,907
1-Year	+14.10%	+14.10%	$11,410
5-Year	+99.26%	+14.78%	$19,926
Since Inception (12/1/08)	+236.56%	+21.14%	$33,656
R6				0.49%
6-Month	+9.45%	+9.45%	$10,945
1-Year	+14.85%	+14.85%	$11,485
Since Inception (5/1/13)	+46.43%	+22.04%	$14,643
Advisor[6]				0.64%
6-Month	+9.36%	+9.36%	$10,936
1-Year	+14.69%	+14.69%	$11,469
5-Year	+104.32%	+15.36%	$20,432
10-Year	+170.10%	+10.45%	$27,010

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Semiannual Report

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FRANKLIN DYNATECH FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund’s investments in fast-growing industries, including the technology and health care sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement or regulatory approval for new drugs and medical instruments. The Fund may also invest in small capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+91.18% and +9.88%.

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FRANKLIN DYNATECH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN DYNATECH FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$1,092.30	$4.64
Hypothetical (5% return before expenses)	$1,000	$1,020.49	$4.48
C
Actual	$1,000	$1,088.40	$8.54
Hypothetical (5% return before expenses)	$1,000	$1,016.75	$8.25
R
Actual	$1,000	$1,090.70	$5.94
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.74
R6
Actual	$1,000	$1,094.50	$2.56
Hypothetical (5% return before expenses)	$1,000	$1,022.49	$2.47
Advisor Class
Actual	$1,000	$1,093.60	$3.34
Hypothetical (5% return before expenses)	$1,000	$1,021.74	$3.23

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.89%;
C: 1.64%; R: 1.14%; R6: 0.49%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Franklin Growth Fund

We are pleased to bring you Franklin Growth Fund’s semiannual report for the period ended March 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance Overview

The Fund’s Class A shares delivered a +9.70% cumulative total return for the six months under review. In comparison, the Standard & Poor’s 500 Index, which is a broad measure of U.S. stock performance, generated a +5.93% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 56.

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FRANKLIN GROWTH FUND

Manager’s Discussion

Franklin Growth Fund owned shares of 157 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

During the period under review, most investment sectors contributed to absolute performance, particularly health care, industrials, information technology (IT) and consumer discretionary.2 In health care, beauty drug maker Allergan reported strong earnings resulting from growing pharmaceutical and medical device sales, and the company was acquired by Actavis toward period-end. Injection drug and infusion technology provider Hospira benefited from favorable pricing, strong inventory and competitor supply issues. Hospira pursued being acquired by its larger rival Pfizer, which hoped to capitalize on Hospira’s alternatives to costly biotechnology drugs, and the deal was expected to close in mid-2015. Biogen experienced growing demand for its medicines treating multiple sclerosis, blood cancers and hemophilia, and reported encouraging study results about a new treatment for Alzheimer’s. Shares of Mettler-Toledo, a provider of weighing and analytical instruments, rallied due to favorable markets in the Americas, solid results in Asia, growth in Europe and ongoing cost controls.

In industrials, air service provider Alaska Air Group reported record earnings helped by high customer satisfaction rankings, better seating and fuel efficiency, and new non-stop routes. Defense contractor Northrup Grumman benefited from rising aerospace systems sales, financial stability and prudent debt levels, healthy cash flow and lower pension costs. In IT, the share price of personal computing and mobile communication device maker Apple reached a record level partially resulting from all-time high revenue from iPhone, Mac and App Store sales in the first quarter. In consumer discretionary, energy drink producer Monster Beverage reported favorable results and pursued a long-term partnership with Coca-Cola that was expected to improve Monster’s product distribution.

Energy companies, including many with solid fundamentals, were generally hurt by declining energy prices and geopolitical unrest. Thus, the Fund’s small energy sector allocation hindered absolute performance. Shares of Halliburton, an oil and gas industry products and services provider, were depressed even though the company had record 2014 results helped by growing sales in North America, the Middle East, Asia and Latin America. The share price of National Oilwell Varco, an oil and gas drilling equipment provider, was also suppressed, but the firm’s rig aftermarket, wellbore technologies, and completion and production solutions segments supported improved 2014 results. Despite a lower stock price, growing revenue for oilfield services company Schlumberger, in North America, the Middle East and parts of South America and sub-Saharan Africa, contributed to higher earnings. FMC Technologies, an energy technology provider that suffered from a reduced valuation, experienced growing revenue from its subsea and surface technologies as well as a strong order backlog. Anadarko Petroleum’s fourth-quarter revenue missed estimates and the company reported a 2014 net loss, largely resulting from a large final payment for an environmental lawsuit that was settled before the reporting period.

Top 10 Holdings
3/31/15
Company	% of Total
Sector/Industry	Net Assets

Apple Inc.	4.3%
Technology Hardware & Equipment
Alaska Air Group Inc.	1.8%
Transportation
Biogen Inc.	1.8%
Pharmaceuticals, Biotechnology & Life Sciences
Northrop Grumman Corp.	1.5%
Capital Goods
The Walt Disney Co.	1.5%
Media
Google Inc., A & C	1.5%
Software & Services
The Boeing Co.	1.4%
Capital Goods
Amgen Inc.	1.4%
Pharmaceuticals, Biotechnology & Life Sciences
VF Corp.	1.3%
Consumer Durables & Apparel
3M Co.	1.2%
Capital Goods

2. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH FUND

In other sectors, although IT software and services provider International Business Machines reported rising 2014 earnings, the company’s revenue and net income declined as it sought to reposition its focus to higher value cloud, analytics, mobile, social and security applications. Copper and gold mining firm Freeport-McMoRan reported a 2014 net loss resulting from lower commodity prices and took steps to reduce or defer capital and operating costs to maintain its financial strength. Earnings in 2014 declined for Trimble Navigation, a positioning, wireless and software technology provider, stemming from fourth-quarter impacts from a stronger dollar, new acquisitions, lower oil prices and declining agriculture revenue.

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GROWTH FUND

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/15	9/30/14	Change
A (FKGRX)	$77.16	$70.51	+$6.65
C (FRGSX)	$71.86	$65.75	+$6.11
R (FGSRX)	$76.76	$70.05	+$6.71
R6 (FIFRX)	$77.31	$70.76	+$6.55
Advisor (FCGAX)	$77.35	$70.75	+$6.60

Distributions (10/1/14–3/31/15)
Dividend
Share Class	Income
A	$0.1859
R6	$0.4667
Advisor	$0.3521

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FRANKLIN GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 3/31/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Operating Expenses[5]
A				0.90%
6-Month	+9.70%	+3.40%	$10,340
1-Year	+16.01%	+9.33%	$10,933
5-Year	+89.38%	+12.28%	$17,847
10-Year	+143.69%	+8.67%	$22,970
C				1.65%
6-Month	+9.29%	+8.29%	$10,829
1-Year	+15.14%	+14.14%	$11,414
5-Year	+82.36%	+12.77%	$18,236
10-Year	+126.05%	+8.50%	$22,605
R				1.15%
6-Month	+9.58%	+9.58%	$10,958
1-Year	+15.71%	+15.71%	$11,571
5-Year	+87.02%	+13.34%	$18,702
10-Year	+137.69%	+9.04%	$23,769
R6				0.47%
6-Month	+9.94%	+9.94%	$10,994
1-Year	+16.51%	+16.51%	$11,651
Since Inception (5/1/13)	+43.83%	+20.90%	$14,383
Advisor				0.65%
6-Month	+9.85%	+9.85%	$10,985
1-Year	+16.29%	+16.29%	$11,629
5-Year	+91.75%	+13.91%	$19,175
10-Year	+149.81%	+9.59%	$24,981

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN GROWTH FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the prices of these securities can be volatile, particularly over the short term. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed though at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN GROWTH FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$1,097.00	$4.65
Hypothetical (5% return before expenses)	$1,000	$1,020.49	$4.48
C
Actual	$1,000	$1,092.90	$8.56
Hypothetical (5% return before expenses)	$1,000	$1,016.75	$8.25
R
Actual	$1,000	$1,095.80	$5.96
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.74
R6
Actual	$1,000	$1,099.40	$2.46
Hypothetical (5% return before expenses)	$1,000	$1,022.59	$2.37
Advisor
Actual	$1,000	$1,098.50	$3.35
Hypothetical (5% return before expenses)	$1,000	$1,021.74	$3.23

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.89%;
C: 1.64%; R: 1.14%; R6: 0.47%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Franklin Income Fund

This semiannual report for Franklin Income Fund covers the period ended March 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance Overview

The Fund’s Class A shares had a -1.21% cumulative total return for the six months under review. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index, which is a broad measure of U.S. stock performance, posted a +5.93% total return.1 The Fund’s fixed income benchmark, the Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, returned +3.43%.1 The Fund’s peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, generated a +3.14% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company’s experience and managerial strength; its cash flow potential and profitability; its competitive positioning and advantages; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

Dividend Distributions*
10/1/14–3/31/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
October	1.00	0.89	0.93	1.05	1.03
November	1.00	0.89	0.93	1.05	1.03
December	1.00	0.89	0.93	1.04	1.03
January	1.00	0.89	0.93	1.04	1.03
February	1.00	0.89	0.93	1.04	1.03
March	1.00	0.91	0.94	1.04	1.03
Total	6.00	5.36	5.59	6.26	6.18

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

During the six months under review, we continued to strategically shift the Fund’s asset mix, and our equity holdings declined while our fixed income holdings increased. The Fund’s equity weighting fell from 60.6% to 55.2% of total net assets, and the Fund’s fixed income weighting rose from 38.2% to 41.4%. Our cash position increased during the period from 1.2% to 3.4% of total net assets.

The slowing global economy outside North America and growing production led to excess supply in oil, coal and iron ore and contributed to a decline in energy prices in 2014’s fourth quarter. This collapse drove a substantial amount of the under-performance in the Fund’s energy, materials and basic industry sectors and placed significant pressure on the Fund’s share price during the period. Major equity energy detractors included Royal Dutch Shell, Canadian Oil Sands, Total, BP and Chevron. Negatively impacting results within our fixed income energy holdings were corporate bonds of oil and gas exploration and production companies including Energy XXI Gulf Coast, Quicksilver Resources,3 SandRidge Energy,

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 3/31/15, this category consisted of 577 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
3. Sold by period-end.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 66.

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FRANKLIN INCOME FUND

Portfolio Breakdown*
3/31/15
% of Total
Net Assets
Equity**	55.2%
Utilities	9.8%
Energy	9.5%
Materials	9.1%
Health Care	5.6%
Consumer Discretionary	5.2%
Financials	4.9%
Industrials	4.4%
Information Technology	3.6%
Telecommunication Services	2.4%
Consumer Staples	0.7%
Fixed Income	41.4%
Energy	10.4%
Consumer Discretionary	8.1%
Financials	4.5%
Telecommunication Services	4.1%
Information Technology	3.5%
Materials	3.0%
Health Care	2.9%
Other	4.9%
Short-Term Investments & Other Net Assets	3.4%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
**Includes convertible bonds.

Samson Investments3 and W&T Offshore, as well as holdings in oilfield services and offshore drilling companies including Hercules Offshore and Ocean Rig UDW. Our equity and fixed income positions in Walter Energy and Peabody Energy were detractors as well.

Our positions in companies exposed to falling coal and iron ore prices also weighed on results. Major detractors included bonds of Arch Coal and stocks of Freeport-McMoRan, BHP Billiton and Rio Tinto.

On a positive note, the equity side of the Fund’s portfolio benefited from positions in utilities, consumer discretionary and health care. In fixed income, the Fund’s positions in communications, consumer non-cyclical and technology were strong contributors.4

Top Five Equity Holdings
3/31/15
Company	% of Total
Sector/Industry	Net Assets

Royal Dutch Shell PLC	1.6%
Energy
Target Corp.	1.6%
Consumer Discretionary
General Electric Co.	1.5%
Industrials
Pfizer Inc.	1.5%
Health Care
BP PLC	1.3%
Energy

The equity utilities sector was aided by investor speculation that slowing economic growth could keep interest rates low, as well as what seemed to be long-term favorable fundamentals that benefited the sector. Also, since these companies are U.S.-based, foreign currency exchange movements had minimal impact on performance, which helped the sector attract domestic investors. Contributors included PG&E, Xcel Energy and Public Service Enterprise Group. PG&E got through a difficult resolution to the San Bruno gas pipeline explosion, which enabled investors to focus on the multi-year growth opportunity ahead for the company.

Our equity consumer discretionary positions that helped performance were mainly equity automotive holdings and convertible securities of Ford Motor, Volkswagen International Finance and a new position in Fiat Chrysler Automobiles. Big-box retailer Target was able to overcome negative sentiment associated with the company’s disappointing expansion into Canada and the data breach it suffered in December 2013.

In other sectors, notable equity contributors included Pfizer and General Motors. Drug maker Pfizer benefited from a robust mergers and acquisitions environment in the pharmaceuticals industry, which allowed the company to deliver on pipeline opportunities. Auto manufacturer General Motors put a period

4. Communications holdings are in consumer discretionary and telecommunication services in the fixed income section of the SOI. Consumer non-cyclical holdings are in consumer discretionary, consumer staples, financials, health care, industrials and information technology in the fixed income section of the SOI. Technology holdings are in information technology and financials in the fixed income section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INCOME FUND

of failed recalls and fatalities behind it by focusing on improving its operational efficiency and taking steps build shareholder value.

Top Five Fixed Income Holdings
and Senior Floating Rate Interests*
3/31/15
Company	% of Total
Sector/Industry	Net Assets
First Data Corp.	2.1%
Information Technology
iHeartCommunications Inc.	2.0%
Consumer Discretionary
JPMorgan Chase & Co.	1.7%
Financials
Sprint Communications Inc.	1.2%
Telecommunication Services
Tenet Healthcare Corp.	0.9%
Health Care

*Does not include convertible bonds.

During the period, fixed income markets experienced volatility and credit spreads widened. In this environment, we found what we considered opportunities to add modest exposure at attractive prices, particularly in high yield bonds.

Notable individual fixed income contributors included payment technology developer First Data Corp., health care facilities operator HCA and financial services provider JPMorgan Chase & Co.

Despite the Fund’s share price volatility during the period, the Fund’s yield was substantially higher than the blended yield for the Fund’s two benchmark indexes and its Lipper peers. We believe this performance allowed us to deliver on the Fund’s primary objective of maintaining a high level of consistent monthly income.

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INCOME FUND

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/15	9/30/14		Change
A (FKINX)	$2.39	$2.48	-$	0.09
C (FCISX)	$2.41	$2.50	-$	0.09
R (FISRX)	$2.35	$2.44	-$	0.09
R6 (FNCFX)	$2.37	$2.46	-$	0.09
Advisor (FRIAX)	$2.37	$2.46	-$	0.09

Distributions (10/1/14–3/31/15)
Dividend
Share Class	Income
A	$0.0600
C	$0.0536
R	$0.0559
R6	$0.0626
Advisor	$0.0618

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FRANKLIN INCOME FUND
PERFORMANCE SUMMARY

Performance as of 3/31/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Operating Expenses[5]
A				0.61%
6-Month	-1.21%	-5.41%	$9,459
1-Year	+0.75%	-3.51%	$9,649
5-Year	+53.29%	+8.01%	$14,699
10-Year	+92.19%	+6.28%	$18,393
C				1.11%
6-Month	-1.46%	-2.43%	$9,757
1-Year	-0.17%	-1.12%	$9,888
5-Year	+48.90%	+8.29%	$14,890
10-Year	+82.61%	+6.21%	$18,261
R				0.96%
6-Month	-1.40%	-1.40%	$9,860
1-Year	+0.41%	+0.41%	$10,041
5-Year	+50.87%	+8.57%	$15,087
10-Year	+85.46%	+6.37%	$18,546
R6				0.38%
6-Month	-1.11%	-1.11%	$9,889
1-Year	+0.98%	+0.98%	$10,098
Since Inception (5/1/13)	+12.12%	+6.15%	$11,212
Advisor				0.46%
6-Month	-1.15%	-1.15%	$9,885
1-Year	+0.90%	+0.90%	$10,090
5-Year	+54.18%	+9.05%	$15,418
10-Year	+94.98%	+6.91%	$19,498

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)
A	4.80%	3.95%	3.95%
C	4.53%	3.63%	3.63%
R	4.80%	3.77%	3.77%
R6	5.27%	4.39%	4.39%
Advisor	5.22%	4.29%	4.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating-rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 3/31/15.
7. The 30-day standardized yield for the 30 days ended 3/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

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FRANKLIN INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN INCOME FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$987.90	$2.97
Hypothetical (5% return before expenses)	$1,000	$1,021.94	$3.02
C
Actual	$1,000	$985.40	$5.44
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.54
R
Actual	$1,000	$986.00	$4.70
Hypothetical (5% return before expenses)	$1,000	$1,020.19	$4.78
R6
Actual	$1,000	$988.90	$1.88
Hypothetical (5% return before expenses)	$1,000	$1,023.04	$1.92
Advisor
Actual	$1,000	$988.50	$2.23
Hypothetical (5% return before expenses)	$1,000	$1,022.69	$2.27

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.60%;
C: 1.10%; R: 0.95%; R6: 0.38%; and Advisor: 0.45%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Semiannual Report | 27

Franklin U.S. Government Securities Fund

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Portfolio Breakdown
Based on Total Investments as of 3/31/15
GNMA	97.7%
Short-Term Investments & Other Net Assets	2.3%

Performance Overview

The Fund’s Class A shares generated a +2.15% cumulative total return for the six months under review. In comparison, the Fund’s peers, as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs, posted a +1.91% total return.2 The Barclays U.S. Government Index: Intermediate Component, the intermediate component of the Barclays U.S. Government Index, returned +2.21% for the same period.3 The Fund’s return reflects the effect of management fees and expenses, while the Barclays U.S. Government Index: Intermediate Component does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 30.

Investment Strategy

We currently invest the Fund’s assets predominantly in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund’s short-term investments may include short-term government securities and cash or cash equivalents.

Dividend Distributions*
10/1/14–3/31/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
October	1.84	1.56	1.64	1.99	1.92
November	1.79	1.52	1.60	1.94	1.87
December	1.83	1.55	1.63	1.98	1.91
January	1.82	1.54	1.62	1.98	1.90
February	1.81	1.56	1.63	1.95	1.88
March	1.77	1.49	1.58	1.93	1.85
Total	10.86	9.22	9.70	11.77	11.33

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

The U.S. economy showed strength during the reporting period. Although economic expansion moderated in 2014’s fourth quarter, inflation and the unemployment rate declined during the period. In the real estate market, slightly lower prices, an improved labor market and low interest rates contributed to growth in home sales. Inventory levels, however, remained tight and could increase price levels. The U.S. Federal Reserve Board (Fed) ceased its bond buying program

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.
2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 3/31/15, this category consisted of 60 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.
3. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 92.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

in October 2014 and stated near period-end that it might maintain low interest rates.

Ginnie Mae (GNMA) mortgage-backed securities (MBS) performed well during the period and produced positive total returns but were outpaced by strong performance from Treasuries.

In our view, agency MBS remained fully valued. Questions persisted, however, about the demand source for agency MBS now that the Fed has ended its buying program. We felt demand from banks, mortgage real estate investment trusts, overseas investors and domestic money managers would need to rise to compensate for the Fed’s reduced presence in the MBS sector. We believe prepayment levels could increase if mortgage rates continue to approach their lowest levels since the spring of 2013.

Within the agency mortgage pass-through sector, GNMA MBS lagged their Fannie Mae MBS and Freddie Mac MBS counterparts. Within Ginnie Maes, higher coupon bonds under-performed lower coupon bonds in total returns and excess returns over Treasuries.

The Fund maintains a conservative, disciplined investment strategy and invests entirely in GNMA mortgage pass-throughs, which remain the only MBS that are backed by the full faith and credit of the U.S. government — the same guarantee applicable to U.S. Treasuries.1 Our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated misvaluation of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we added to GNMA II 3.5% and 4.0% coupons while reducing exposure to 4.5% coupons. Our heaviest allocation was in 3.5%, 4.0% and 4.5% coupons. The Fund’s position relative to the benchmark in mid- to higher coupon 4.5% and 5.0% GNMA securities generally benefited performance, while our allocation to lower coupon 3.0% and 3.5% GNMAs generally detracted from performance.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/15	9/30/14	Change
A (FKUSX)	$6.51	$6.48	+$0.03
C (FRUGX)	$6.46	$6.44	+$0.02
R (FUSRX)	$6.50	$6.48	+$0.02
R6 (FGORX)	$6.52	$6.50	+$0.02
Advisor (FUSAX)	$6.53	$6.50	+$0.03

Distributions (10/1/14–3/31/15)
Dividend
Share Class	Income
A	$0.1086
C	$0.0922
R	$0.0970
R6	$0.1177
Advisor	$0.1133

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PERFORMANCE SUMMARY

Performance as of 3/31/151

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Operating Expenses[4]
A			0.75%
6-Month	+2.15%	-2.22%
1-Year	+3.92%	-0.53%
5-Year	+17.08%	+2.30%
10-Year	+51.13%	+3.77%
C			1.25%
6-Month	+1.75%	+0.75%
1-Year	+3.26%	+2.26%
5-Year	+13.88%	+2.63%
10-Year	+43.45%	+3.67%
R			1.10%
6-Month	+1.81%	+1.81%
1-Year	+3.40%	+3.40%
5-Year	+14.82%	+2.80%
10-Year	+45.75%	+3.84%
R6			0.47%
6-Month	+2.13%	+2.13%
1-Year	+4.04%	+4.04%
Since Inception (5/1/13)	+3.67%	+1.90%
Advisor			0.60%
6-Month	+2.22%	+2.22%
1-Year	+4.06%	+4.06%
5-Year	+17.90%	+3.35%
10-Year	+53.32%	+4.37%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)
A	3.12%	2.24%	2.24%
C	2.77%	1.83%	1.83%
R	2.92%	1.98%	1.98%
R6	3.55%	2.63%	2.63%
Advisor	3.40%	2.49%	2.49%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 3/31/15.
6. The 30-day standardized yield for the 30 days ended 3/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$1,021.50	$3.83
Hypothetical (5% return before expenses)	$1,000	$1,021.14	$3.83
C
Actual	$1,000	$1,017.50	$6.34
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.34
R
Actual	$1,000	$1,018.10	$5.58
Hypothetical (5% return before expenses)	$1,000	$1,019.40	$5.59
R6
Actual	$1,000	$1,021.30	$2.37
Hypothetical (5% return before expenses)	$1,000	$1,022.59	$2.37
Advisor
Actual	$1,000	$1,022.20	$3.08
Hypothetical (5% return before expenses)	$1,000	$1,021.89	$3.07

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.76%;
C: 1.26%; R: 1.11%; R6: 0.47%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Franklin Utilities Fund

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

Performance Overview

The Fund’s Class A shares delivered a +6.19% cumulative total return for the six months under review. In comparison, the Standard & Poor’s 500 (S&P 500®) Index, which is a broad measure of U.S. stock performance, generated a +5.93% total return, and the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500 Index, produced a +7.34% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 37.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

Manager’s Discussion

For the six months under review, the Fund’s utilities sector holdings outperformed the S&P 500 Index and the S&P 500 Utilities Index, while the Fund’s energy sector holdings under-performed both indexes.2

Electric utilities led the Fund’s notable contributors to absolute performance. In the fourth quarter of 2014, California-based electric power generator and distributor Edison International reported strong financial results, driven by its Southern

California Edison subsidiary’s rate base growth, higher income tax benefits and lower severance costs. The company also maintained high levels of investment to help meet California’s public policy objectives and assure grid reliability for its customers. Fourth-quarter 2014 earnings for Florida-based electricity generator and distributor NextEra Energy increased from the prior year’s, reflecting higher revenues across all of its subsidiaries. The company experienced gains following an announcement of a proposed merger with Hawaiian Electric Industries, which was approved by the Federal Energy Regulatory Commission by period-end. The company also benefited after NextEra outlined plans for long-term earnings growth.

Multi-utilities also helped absolute results. PG&E, a public utility operating in northern and central California, experienced double-digit earnings growth in 2014’s fourth quarter mostly due to higher electricity and natural gas rates. Although the company invested significantly in a massive safety program to

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 100.

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FRANKLIN UTILITIES FUND

prevent another fatal pipeline explosion and has an upcoming large fine from California regulators, analysts viewed the company favorably based on its strong fundamentals and the necessity of electricity regardless of economic conditions. Minnesota-based electricity and natural gas generator and distributor Xcel Energy reported better-than-expected fourth-quarter 2014 earnings resulting from rate increases in several jurisdictions, weather-normalized sales growth and lower interest charges.

Top 10 Equity Holdings
3/31/15
Company	% of Total
Sector/Industry	Net Assets

NextEra Energy Inc.	5.0%
Electric Utilities
Dominion Resources Inc.	4.9%
Multi-Utilities
Edison International	4.6%
Electric Utilities
Duke Energy Corp.	4.5%
Electric Utilities
Sempra Energy	4.4%
Multi-Utilities
American Electric Power Co. Inc.	3.8%
Electric Utilities
Exelon Corp.	3.7%
Electric Utilities
PG&E Corp.	3.5%
Multi-Utilities
The Southern Co.	3.1%
Electric Utilities
PPL Corp.	2.8%
Electric Utilities

The energy sector in general was hurt by lower oil prices during the period and weighed on the Fund’s absolute performance. Key energy detractors included TransCanada and The Williams Cos. In addition, some Fund holdings in other sectors lost value and hindered absolute Fund performance. Shares of British power producer Drax Group fell to their lowest levels in two years following announced U.K. government changes to a subsidy scheme for biomass plants, as well as an investigation by the European Commission into how subsidies are granted for U.K. biomass conversions. Drax has been gradually converting its coal-fired power plant to biomass and would be negatively impacted by the government’s reducing subsidy amounts for qualifying renewable energy projects. Company management also warned of headwinds in 2015 arising from declining commodity prices. The stock of MDU Resources Group, a diversified natural resources company with energy and transportation infrastructure businesses, fell after reporting lower-than-expected fourth-quarter 2014 earnings and revenue results. Additionally, a weak outlook for crude oil prices weighed on the stock price. Texas-based domestic energy delivery company CenterPoint Energy’s shares suffered from the potential negative effects of Houston’s slowing economic growth and declining commodity prices.

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN UTILITIES FUND

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/15	9/30/14		Change
A (FKUTX)	$16.95	$16.58	+$	0.37
C (FRUSX)	$16.88	$16.50	+$	0.38
R (FRURX)	$16.90	$16.52	+$	0.38
R6 (FUFRX)	$17.06	$16.68	+$	0.38
Advisor (FRUAX)	$17.06	$16.68	+$	0.38

Distributions (10/1/14–3/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.2450	$0.0648		$0.3530	$0.6628
C	$0.1936	$0.0648		$0.3530	$0.6114
R	$0.2086	$0.0648		$0.3530	$0.6264
R6	$0.2716	$0.0648		$0.3530	$0.6894
Advisor	$0.2605	$0.0648		$0.3530	$0.6783

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FRANKLIN UTILITIES FUND
PERFORMANCE SUMMARY

Performance as of 3/31/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Operating Expenses[5]
A				0.75%
6-Month	+6.19%	+1.66%	$10,166
1-Year	+10.80%	+6.06%	$10,606
5-Year	+89.26%	+12.63%	$18,127
10-Year	+144.72%	+8.89%	$23,428
C				1.25%
6-Month	+5.97%	+4.97%	$10,497
1-Year	+10.25%	+9.25%	$10,925
5-Year	+84.62%	+13.05%	$18,462
10-Year	+132.66%	+8.81%	$23,266
R				1.10%
6-Month	+6.05%	+6.05%	$10,605
1-Year	+10.41%	+10.41%	$11,041
5-Year	+86.01%	+13.22%	$18,601
10-Year	+136.29%	+8.98%	$23,629
R6				0.48%
6-Month	+6.38%	+6.38%	$10,638
1-Year	+11.10%	+11.10%	$11,110
Since Inception (5/1/13)	+17.76%	+8.91%	$11,776
Advisor				0.60%
6-Month	+6.31%	+6.31%	$10,631
1-Year	+10.97%	+10.97%	$11,097
5-Year	+90.83%	+13.80%	$19,083
10-Year	+148.47%	+9.53%	$24,847

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)
A	2.60%	2.80%	2.80%
C	2.04%	2.41%	2.41%
R	2.24%	2.55%	2.55%
R6	3.04%	3.17%	3.17%
Advisor	2.90%	3.07%	3.07%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN UTILITIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. In addition to being sensitive to other factors, securities issued by utility companies have historically been sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor)
per share on 3/31/15.
7. The 30-day standardized yield for the 30 days ended 3/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

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Semiannual Report | 39

FRANKLIN UTILITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

40 | Semiannual Report

franklintempleton.com

FRANKLIN UTILITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$1,061.90	$3.80
Hypothetical (5% return before expenses)	$1,000	$1,021.24	$3.73
C
Actual	$1,000	$1,059.70	$6.37
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.24
R
Actual	$1,000	$1,060.50	$5.60
Hypothetical (5% return before expenses)	$1,000	$1,019.50	$5.49
R6
Actual	$1,000	$1,063.80	$2.47
Hypothetical (5% return before expenses)	$1,000	$1,022.54	$2.42
Advisor
Actual	$1,000	$1,063.10	$3.03
Hypothetical (5% return before expenses)	$1,000	$1,021.99	$2.97

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.74%;
C: 1.24%; R: 1.09%; R6: 0.48%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Semiannual Report | 41

FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin DynaTech Fund
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$46.08	$42.13	$34.00	$27.66	$27.16	$23.20
Income from investment operations[a]:
Net investment income (loss)[b]	(0.11)	(0.18)	(0.12)	(0.11)	(0.14)	(0.11)
Net realized and unrealized gains (losses)	4.28	5.94	8.25	7.10	0.64	4.07
Total from investment operations	4.17	5.76	8.13	6.99	0.50	3.96
Less distributions from net realized gains	(1.61)	(1.81)	—	(0.65)	—	—
Net asset value, end of period	$48.64	$46.08	$42.13	$34.00	$27.66	$27.16

Total return[c]	9.23%	13.98%	23.91%	25.59%	1.84%	17.07%

Ratios to average net assets[d]
Expenses	0.89%[e]	0.89%[e,f]	0.94%	0.96%	0.97%	1.03%
Net investment income (loss)	(0.46)%	(0.41)%	(0.34)%	(0.35)%	(0.46)%	(0.44)%

Supplemental data
Net assets, end of period (000’s)	$1,739,191	$1,504,338	$1,072,814	$898,665	$642,552	$566,764
Portfolio turnover rate	16.68%	26.43%	35.40%	16.65%	30.11%	31.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

42 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$40.53	$37.53	$30.52	$25.07	$24.81	$21.34
Income from investment operations[a]:
Net investment income (loss)[b]	(0.25)	(0.46)	(0.35)	(0.32)	(0.34)	(0.28)
Net realized and unrealized gains (losses)	3.75	5.27	7.36	6.42	0.60	3.75
Total from investment operations	3.50	4.81	7.01	6.10	0.26	3.47
Less distributions from net realized gains	(1.61)	(1.81)	—	(0.65)	—	—
Net asset value, end of period	$42.42	$40.53	$37.53	$30.52	$25.07	$24.81

Total return[c]	8.84%	13.13%	22.97%	24.67%	1.05%	16.26%

Ratios to average net assets[d]
Expenses	1.64%[e]	1.64%[e,f]	1.69%	1.71%	1.72%	1.78%
Net investment income (loss)	(1.21)%	(1.16)%	(1.09)%	(1.10)%	(1.21)%	(1.19)%

Supplemental data
Net assets, end of period (000’s)	$246,118	$212,961	$176,556	$142,903	$105,707	$93,927
Portfolio turnover rate	16.68%	26.43%	35.40%	16.65%	30.11%	31.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 43

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$45.35	$41.58	$33.65	$27.44	$27.02	$23.13
Income from investment operations[a]:
Net investment income (loss)[b]	(0.16)	(0.29)	(0.21)	(0.19)	(0.22)	(0.17)
Net realized and unrealized gains (losses)	4.19	5.87	8.14	7.05	0.64	4.06
Total from investment operations	4.03	5.58	7.93	6.86	0.42	3.89
Less distributions from net realized gains	(1.61)	(1.81)	—	(0.65)	—	—
Net asset value, end of period	$47.77	$45.35	$41.58	$33.65	$27.44	$27.02

Total return[c]	9.07%	13.72%	23.57%	25.32%	1.55%	16.82%

Ratios to average net assets[d]
Expenses	1.14%[e]	1.14%[e,f]	1.19%	1.21%	1.22%	1.28%
Net investment income (loss)	(0.71)%	(0.66)%	(0.59)%	(0.60)%	(0.71)%	(0.69)%

Supplemental data
Net assets, end of period (000’s)	$45,967	$45,230	$41,825	$33,338	$11,100	$7,034
Portfolio turnover rate	16.68%	26.43%	35.40%	16.65%	30.11%	31.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

44 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended	Year Ended
	March 31, 2015	September 30,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$46.97	$42.74	$36.56
Income from investment operations[b]:
Net investment income (loss)[c]	(0.02)	(0.01)	0.01
Net realized and unrealized gains (losses)	4.37	6.05	6.17
Total from investment operations	4.35	6.04	6.18
Less distributions from net realized gains	(1.61)	(1.81)	—
Net asset value, end of period	$49.71	$46.97	$42.74

Total return[d]	9.45%	14.45%	16.90%

Ratios to average net assets[e]
Expenses	0.49%[f]	0.49%[f,g]	0.52%
Net investment income (loss)	(0.06)%	(0.01)%	0.08%

Supplemental data
Net assets, end of period (000’s)	$378,474	$342,466	$317,315
Portfolio turnover rate	16.68%	26.43%	35.40%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 45

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$46.87	$42.71	$34.39	$27.89	$27.33	$23.28
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	(0.07)	(0.03)	(0.03)	(0.06)	(0.05)
Net realized and unrealized gains (losses)	4.35	6.04	8.35	7.18	0.62	4.10
Total from investment operations	4.30	5.97	8.32	7.15	0.56	4.05
Less distributions from net realized gains	(1.61)	(1.81)	—	(0.65)	—	—
Net asset value, end of period	$49.56	$46.87	$42.71	$34.39	$27.89	$27.33

Total return[c]	9.36%	14.29%	24.19%	25.96%	2.05%	17.40%

Ratios to average net assets[d]
Expenses	0.64%[e]	0.64%[e,f]	0.69%	0.71%	0.72%	0.78%
Net investment income (loss)	(0.21)%	(0.16)%	(0.09)%	(0.10)%	(0.21)%	(0.19)%

Supplemental data
Net assets, end of period (000’s)	$177,393	$159,180	$122,287	$260,012	$102,221	$11,541
Portfolio turnover rate	16.68%	26.43%	35.40%	16.65%	30.11%	31.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

46 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2015 (unaudited)

Franklin DynaTech Fund
	Country	Shares	Value
Common Stocks 97.4%
Aerospace & Defense 1.4%
The Boeing Co.	United States	150,000	$22,512,000
Precision Castparts Corp.	United States	70,000	14,700,000
			37,212,000
Air Freight & Logistics 0.9%
FedEx Corp.	United States	135,000	22,335,750
Biotechnology 14.6%
[a]Alexion Pharmaceuticals Inc.	United States	10,000	1,733,000
[a]Alnylam Pharmaceuticals Inc.	United States	165,000	17,229,300
Amgen Inc.	United States	150,000	23,977,500
[a]Biogen Inc.	United States	165,000	69,669,600
[a]BioMarin Pharmaceutical Inc.	United States	150,000	18,693,000
[a]Bluebird Bio Inc.	United States	50,000	6,038,500
[a]Celgene Corp.	United States	600,000	69,168,000
[a]Celldex Therapeutics Inc.	United States	350,000	9,754,500
[a]Gilead Sciences Inc.	United States	500,000	49,065,000
[a]Incyte Corp.	United States	220,000	20,165,200
[a]Karyopharm Therapeutics Inc.	United States	250,000	7,652,500
[a]Kite Pharma Inc.	United States	100,000	5,768,000
[a]Medivation Inc.	United States	315,000	40,657,050
[a]Puma Biotechnology Inc.	United States	25,000	5,902,750
[a]Regeneron Pharmaceuticals Inc.	United States	70,000	31,603,600
			377,077,500
Chemicals 1.7%
Cytec Industries Inc.	United States	400,000	21,616,000
Monsanto Co.	United States	200,000	22,508,000
			44,124,000
Commercial Services & Supplies 1.1%
[a]Stericycle Inc.	United States	200,000	28,086,000
Communications Equipment 2.0%
[a]Palo Alto Networks Inc.	United States	350,000	51,128,000
Diversified Financial Services 1.9%
Intercontinental Exchange Inc.	United States	100,000	23,327,000
Moody’s Corp.	United States	250,000	25,950,000
			49,277,000
Electrical Equipment 0.5%
Acuity Brands Inc.	United States	70,000	11,771,200
Electronic Equipment, Instruments & Components 1.5%
Amphenol Corp., A	United States	300,000	17,679,000
[a]Cognex Corp.	United States	300,000	14,877,000
[a]Keysight Technologies Inc.	United States	200,000	7,430,000
			39,986,000
Energy Equipment & Services 1.5%
[a]FMC Technologies Inc.	United States	350,000	12,953,500
Schlumberger Ltd.	United States	300,000	25,032,000
			37,985,500

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Semiannual Report | 47

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 5.3%
Abbott Laboratories	United States	500,000	$23,165,000
[a]DexCom Inc.	United States	400,000	24,936,000
[a]Edwards Lifesciences Corp.	United States	250,000	35,615,000
[a]HeartWare International Inc.	United States	100,000	8,777,000
[a]IDEXX Laboratories Inc.	United States	165,000	25,489,200
[a]Nevro Corp.	United States	100,000	4,793,000
[a]The Spectranetics Corp.	United States	150,000	5,214,000
Stryker Corp.	United States	100,000	9,225,000
			137,214,200
Health Care Providers & Services 2.9%
McKesson Corp.	United States	200,000	45,240,000
UnitedHealth Group Inc.	United States	250,000	29,572,500
			74,812,500
Health Care Technology 2.7%
[a]athenahealth Inc.	United States	165,000	19,699,350
[a]Cerner Corp.	United States	500,000	36,630,000
[a]Veeva Systems Inc.	United States	500,000	12,765,000
			69,094,350
Internet & Catalog Retail 4.5%
[a]Amazon.com Inc.	United States	130,000	48,373,000
[a]JD.com Inc., ADR	China	75,000	2,203,500
[a]Liberty Ventures, A	United States	250,000	10,502,500
[a]Netflix Inc.	United States	30,000	12,500,700
[a]The Priceline Group Inc.	United States	25,000	29,103,750
[a]Vipshop Holdings Ltd., ADR	China	500,000	14,720,000
			117,403,450
Internet Software & Services 14.0%
[a]Alibaba Group Holding Ltd., ADR	China	165,000	13,734,600
[a]Baidu Inc., ADR	China	125,000	26,050,000
[a]Demandware Inc.	United States	400,000	24,360,000
[a]Facebook Inc., A	United States	850,000	69,882,750
[a]Google Inc., A	United States	85,000	47,149,500
[a]Google Inc., C	United States	62,000	33,976,000
[a]GrubHub Inc.	United States	200,000	9,078,000
[a]LinkedIn Corp., A	United States	200,000	49,972,000
MercadoLibre Inc.	Argentina	100,000	12,252,000
Tencent Holdings Ltd.	China	2,500,000	47,499,887
[a]Twitter Inc.	United States	350,000	17,528,000
[a]Yelp Inc.	United States	250,000	11,837,500
			363,320,237
IT Services 4.5%
MasterCard Inc., A	United States	650,000	56,153,500
Visa Inc., A	United States	900,000	58,869,000
			115,022,500

48 | Semiannual Report

franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services 3.8%
[a]Fluidigm Corp.	United States	150,000	$6,315,000
[a]Illumina Inc.	United States	220,000	40,840,800
Thermo Fisher Scientific Inc.	United States	200,000	26,868,000
[a]VWR Corp.	United States	500,000	12,995,000
[a]Waters Corp.	United States	100,000	12,432,000
			99,450,800
Machinery 0.7%
Flowserve Corp.	United States	300,000	16,947,000
Media 0.7%
[a]Liberty Broadband Corp., A	United States	50,000	2,824,000
[a]Liberty Broadband Corp., C	United States	130,907	7,409,336
Liberty Media Corp., A	United States	200,000	7,710,000
			17,943,336
Oil, Gas & Consumable Fuels 1.6%
Anadarko Petroleum Corp.	United States	300,000	24,843,000
Pioneer Natural Resources Co.	United States	100,000	16,351,000
			41,194,000
Pharmaceuticals 5.1%
[a]Actavis PLC	United States	225,000	66,964,500
Bristol-Myers Squibb Co.	United States	100,000	6,450,000
[a]Mallinckrodt PLC	United States	100,000	12,665,000
Merck KGaA	Germany	200,000	22,485,568
Perrigo Co. PLC	United States	140,000	23,177,000
			131,742,068
Real Estate Investment Trusts (REITs) 1.5%
American Tower Corp.	United States	400,000	37,660,000
Semiconductors & Semiconductor Equipment 6.6%
ARM Holdings PLC, ADR	United Kingdom	750,000	36,975,000
ASML Holding NV, N.Y. shs	Netherlands	200,000	20,206,000
Avago Technologies Ltd.	Singapore	135,000	17,142,300
[a]Cavium Inc.	United States	300,000	21,246,000
Intel Corp.	United States	800,000	25,016,000
Lam Research Corp.	United States	300,000	21,070,500
[a]NXP Semiconductors NV	Netherlands	300,000	30,108,000
			171,763,800
Software 11.0%
[a]Adobe Systems Inc.	United States	250,000	18,485,000
[a]ANSYS Inc.	United States	150,000	13,228,500
[a]Aspen Technology Inc.	United States	350,000	13,471,500
CDK Global LLC	United States	300,000	14,028,000
[a]Cyber-Ark Software Ltd./Israel	Israel	150,000	8,335,500
[a]Hubspot Inc.	United States	40,200	1,603,980
Intuit Inc.	United States	175,000	16,968,000
[a]Mobileye NV	United States	150,000	6,304,500

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Semiannual Report | 49

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Software (continued)
[a]NetSuite Inc.	United States	400,000	$37,104,000
[a]Salesforce.com Inc.	United States	600,000	40,086,000
[a]ServiceNow Inc.	United States	600,000	47,268,000
[a]Splunk Inc.	United States	50,000	2,960,000
[a]Ultimate Software Group Inc.	United States	150,000	25,493,250
[a]Verint Systems Inc.	United States	150,000	9,289,500
[a]Workday Inc.	United States	300,000	25,323,000
[a]Zendesk Inc.	United States	250,000	5,672,500
			285,621,230
Technology Hardware, Storage & Peripherals 1.9%
Apple Inc.	United States	400,000	49,772,000
Textiles, Apparel & Luxury Goods 1.9%
NIKE Inc., B	United States	300,000	30,099,000
[a]Under Armour Inc., A	United States	250,000	20,187,500
			50,286,500
Wireless Telecommunication Services 1.6%
[a]SBA Communications Corp.	United States	350,000	40,985,000
Total Common Stocks (Cost $1,393,080,854)			2,519,215,921
Short Term Investments (Cost $64,810,248) 2.5%
Money Market Funds 2.5%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	United States	64,810,248	64,810,248
Total Investments (Cost $1,457,891,102) 99.9%			2,584,026,169
Other Assets, less Liabilities 0.1%			3,115,736
Net Assets 100.0%			$2,587,141,905

See Abbreviations on page 129.

aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

50 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Growth Fund
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$70.51	$59.49	$50.13	$40.45	$41.11	$36.48
Income from investment operations[a]:
Net investment income[b]	0.15	0.26	0.26	0.20	0.19	0.20
Net realized and unrealized gains (losses)	6.69	11.06	9.24	9.76	(0.67)	4.71
Total from investment operations	6.84	11.32	9.50	9.96	(0.48)	4.91
Less distributions from:
Net investment income	(0.19)	(0.30)	(0.14)	(0.16)	(0.18)	(0.28)
Net realized gains	—	—	—	(0.12)	—	—
Total distributions	(0.19)	(0.30)	(0.14)	(0.28)	(0.18)	(0.28)
Net asset value, end of period	$77.16	$70.51	$59.49	$50.13	$40.45	$41.11

Total return[c]	9.70%	19.08%	19.01%	24.74%	(1.23)%	13.52%

Ratios to average net assets[d]
Expenses	0.89%[e,f]	0.90%[e,f]	0.91%[f]	0.94%	0.92%	0.94%
Net investment income	0.41%	0.40%	0.49%	0.43%	0.42%	0.50%

Supplemental data
Net assets, end of period (000’s)	$7,567,083	$6,611,073	$5,305,031	$4,135,962	$3,046,277	$2,587,802
Portfolio turnover rate	1.29%	1.50%	0.83%	3.50%	2.72%	4.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 51

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$65.75	$55.64	$47.10	$38.16	$38.92	$34.61
Income from investment operations[a]:
Net investment income (loss)[b]	(0.12)	(0.22)	(0.13)	(0.14)	(0.14)	(0.09)
Net realized and unrealized gains (losses)	6.23	10.33	8.67	9.20	(0.62)	4.47
Total from investment operations	6.11	10.11	8.54	9.06	(0.76)	4.38
Less distributions from:
Net investment income	—	—	—	—	—	(0.07)
Net realized gains	—	—	—	(0.12)	—	—
Total distributions	—	—	—	(0.12)	—	(0.07)
Net asset value, end of period	$71.86	$65.75	$55.64	$47.10	$38.16	$38.92

Total return[c]	9.29%	18.17%	18.13%	23.79%	(1.95)%	12.69%

Ratios to average net assets[d]
Expenses	1.64%[e,f]	1.65%[e,f]	1.66%[f]	1.69%	1.67%	1.69%
Net investment income (loss)	(0.34)%	(0.35)%	(0.26)%	(0.32)%	(0.33)%	(0.25)%

Supplemental data
Net assets, end of period (000’s)	$798,639	$662,548	$546,505	$466,205	$390,171	$349,188
Portfolio turnover rate	1.29%	1.50%	0.83%	3.50%	2.72%	4.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

52 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$70.05	$59.07	$49.82	$40.23	$40.94	$36.37
Income from investment operations[a]:
Net investment income[b]	0.06	0.10	0.13	0.08	0.06	0.08
Net realized and unrealized gains (losses)	6.65	10.98	9.18	9.71	(0.65)	4.72
Total from investment operations	6.71	11.08	9.31	9.79	(0.59)	4.80
Less distributions from:
Net investment income	—	(0.10)	(0.06)	(0.08)	(0.12)	(0.23)
Net realized gains	—	—	—	(0.12)	—	—
Total distributions	—	(0.10)	(0.06)	(0.20)	(0.12)	(0.23)
Net asset value, end of period	$76.76	$70.05	$59.07	$49.82	$40.23	$40.94

Total return[c]	9.58%	18.77%	18.71%	24.42%	(1.47)%	13.26%

Ratios to average net assets[d]
Expenses	1.14%[e,f]	1.15%[e,f]	1.16%[f]	1.19%	1.17%	1.19%
Net investment income	0.16%	0.15%	0.24%	0.18%	0.17%	0.25%

Supplemental data
Net assets, end of period (000’s)	$589,012	$565,634	$552,391	$466,954	$283,464	$117,484
Portfolio turnover rate	1.29%	1.50%	0.83%	3.50%	2.72%	4.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 53

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended	Year Ended
	March 31, 2015	September 30,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$70.76	$59.71	$54.58
Income from investment operations[b]:
Net investment income[c]	0.31	0.55	0.24
Net realized and unrealized gains (losses)	6.71	11.08	4.89
Total from investment operations	7.02	11.63	5.13
Less distributions from net investment income	(0.47)	(0.58)	—
Net asset value, end of period	$77.31	$70.76	$59.71

Total return[d]	9.94%	19.59%	9.40%

Ratios to average net assets[e]
Expenses[f]	0.47%[g]	0.47%[g]	0.48%
Net investment income	0.83%	0.83%	0.92%

Supplemental data
Net assets, end of period (000’s)	$1,197,113	$1,107,887	$871,260
Portfolio turnover rate	1.29%	1.50%	0.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

54 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$70.75	$59.66	$50.24	$40.53	$41.18	$36.53
Income from investment operations[a]:
Net investment income[b]	0.24	0.43	0.39	0.32	0.30	0.29
Net realized and unrealized gains (losses)	6.71	11.08	9.26	9.78	(0.68)	4.72
Total from investment operations	6.95	11.51	9.65	10.10	(0.38)	5.01
Less distributions from:
Net investment income	(0.35)	(0.42)	(0.23)	(0.27)	(0.27)	(0.36)
Net realized gains	—	—	—	(0.12)	—	—
Total distributions	(0.35)	(0.42)	(0.23)	(0.39)	(0.27)	(0.36)
Net asset value, end of period	$77.35	$70.75	$59.66	$50.24	$40.53	$41.18

Total return[c]	9.85%	19.37%	19.29%	25.04%	(0.96)%	13.82%

Ratios to average net assets[d]
Expenses	0.64%[e,f]	0.65%[e,f]	0.66%[f]	0.69%	0.67%	0.69%
Net investment income	0.66%	0.65%	0.74%	0.68%	0.67%	0.75%

Supplemental data
Net assets, end of period (000’s)	$1,593,555	$1,414,980	$1,080,811	$1,399,191	$917,394	$544,936
Portfolio turnover rate	1.29%	1.50%	0.83%	3.50%	2.72%	4.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 55

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2015 (unaudited)

Franklin Growth Fund
	Country	Shares	Value
Common Stocks 88.3%
Automobiles & Components 2.2%
BorgWarner Inc.	United States	1,200,000	$72,576,000
Ford Motor Co.	United States	1,200,000	19,368,000
General Motors Co.	United States	800,000	30,000,000
Harley-Davidson Inc.	United States	913,096	55,461,451
Johnson Controls Inc.	United States	1,600,000	80,704,000
			258,109,451
Banks 0.7%
JPMorgan Chase & Co.	United States	600,000	36,348,000
Wells Fargo & Co.	United States	750,000	40,800,000
			77,148,000
Capital Goods 16.9%
3M Co.	United States	855,000	141,032,250
ABB Ltd., ADR	Switzerland	1,500,000	31,755,000
Allegion PLC	United States	366,666	22,428,960
The Boeing Co.	United States	1,100,000	165,088,000
Caterpillar Inc.	United States	550,000	44,016,500
Danaher Corp.	United States	1,000,000	84,900,000
Deere & Co.	United States	500,000	43,845,000
Emerson Electric Co.	United States	1,100,000	62,282,000
General Dynamics Corp.	United States	1,000,000	135,730,000
General Electric Co.	United States	1,800,000	44,658,000
Huntington Ingalls Industries Inc.	United States	166,666	23,358,240
Illinois Tool Works Inc.	United States	1,000,000	97,140,000
Ingersoll-Rand PLC	United States	1,100,000	74,888,000
Lockheed Martin Corp.	United States	500,000	101,480,000
Northrop Grumman Corp.	United States	1,100,000	177,056,000
Pall Corp.	United States	1,000,000	100,390,000
Precision Castparts Corp.	United States	450,000	94,500,000
Raytheon Co.	United States	600,000	65,550,000
Rockwell Collins Inc.	United States	350,000	33,792,500
[a]Sensata Technologies Holding NV	United States	1,400,000	80,430,000
Stanley Black & Decker Inc.	United States	600,000	57,216,000
Textron Inc.	United States	1,600,000	70,928,000
United Technologies Corp.	United States	900,000	105,480,000
W.W. Grainger Inc.	United States	550,000	129,695,500
			1,987,639,950
Commercial & Professional Services 2.2%
Dun & Bradstreet Corp.	United States	400,000	51,344,000
Equifax Inc.	United States	500,000	46,500,000
[a]IHS Inc., A	United States	700,000	79,632,000
Robert Half International Inc.	United States	150,000	9,078,000
[a]Stericycle Inc.	United States	200,000	28,086,000
[a]Verisk Analytics Inc., A	United States	550,000	39,270,000
			253,910,000
Consumer Durables & Apparel 2.0%
NIKE Inc., B	United States	900,000	90,297,000
VF Corp.	United States	2,000,000	150,620,000
			240,917,000

56 | Semiannual Report			franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Consumer Services 1.4%
Carnival Corp.	United States	1,200,000	$57,408,000
Graham Holdings Co., B	United States	80,000	83,970,400
Starwood Hotels & Resorts Worldwide Inc.	United States	250,000	20,875,000
			162,253,400
Diversified Financials 2.0%
American Express Co.	United States	600,000	46,872,000
[a]Berkshire Hathaway Inc., A	United States	184	40,020,000
BlackRock Inc.	United States	208,000	76,094,720
T. Rowe Price Group Inc.	United States	900,000	72,882,000
			235,868,720
Energy 2.4%
Anadarko Petroleum Corp.	United States	850,000	70,388,500
Cabot Oil & Gas Corp., A	United States	1,000,000	29,530,000
[a]FMC Technologies Inc.	United States	750,000	27,757,500
Halliburton Co.	United States	850,000	37,298,000
National Oilwell Varco Inc.	United States	650,000	32,493,500
Occidental Petroleum Corp.	United States	300,000	21,900,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	280,000	16,702,000
Schlumberger Ltd.	United States	550,000	45,892,000
			281,961,500
Food & Staples Retailing 0.5%
CVS Health Corp.	United States	600,000	61,926,000
Food, Beverage & Tobacco 2.6%
Brown-Forman Corp., B	United States	350,000	31,622,500
Bunge Ltd.	United States	250,000	20,590,000
Mead Johnson Nutrition Co., A	United States	850,000	85,450,500
[a]Monster Beverage Corp.	United States	900,000	124,555,500
PepsiCo Inc.	United States	450,000	43,029,000
			305,247,500
Health Care Equipment & Services 6.0%
Abbott Laboratories	United States	900,000	41,697,000
Aetna Inc.	United States	400,000	42,612,000
Baxter International Inc.	United States	400,000	27,400,000
Becton, Dickinson and Co.	United States	77,700	11,156,943
Cardinal Health Inc.	United States	300,000	27,081,000
[a]Edwards Lifesciences Corp.	United States	200,000	28,492,000
[a]Envision Healthcare Holdings Inc.	United States	1,600,000	61,360,000
[a]Express Scripts Holding Co.	United States	361,648	31,380,197
[a]Haemonetics Corp.	United States	1,000,000	44,920,000
[a]Henry Schein Inc.	United States	350,000	48,867,000
Hill-Rom Holdings Inc.	United States	300,000	14,700,000
[a]Intuitive Surgical Inc.	United States	150,000	75,754,500
[a]Laboratory Corp. of America Holdings	United States	53,720	6,773,555
Medtronic PLC	United States	406,300	31,687,337
Quest Diagnostics Inc.	United States	900,000	69,165,000
Stryker Corp.	United States	400,000	36,900,000
Teleflex Inc.	United States	500,000	60,415,000

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Semiannual Report | 57

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
[a]Varian Medical Systems Inc.	United States	300,000	$28,227,000
Zimmer Holdings Inc.	United States	100,000	11,752,000
			700,340,532
Household & Personal Products 0.2%
The Procter & Gamble Co.	United States	335,000	27,449,900
Insurance 0.3%
Aflac Inc.	United States	600,000	38,406,000
Materials 5.0%
Air Products and Chemicals Inc.	United States	500,000	75,640,000
Celanese Corp., A	United States	1,200,000	67,032,000
Cytec Industries Inc.	United States	2,000,000	108,080,000
Ecolab Inc.	United States	750,000	85,785,000
Freeport-McMoRan Inc., B	United States	1,300,000	24,635,000
Martin Marietta Materials Inc.	United States	350,000	48,930,000
Praxair Inc.	United States	550,000	66,407,000
Sigma-Aldrich Corp.	United States	800,000	110,600,000
			587,109,000
Media 1.5%
The Walt Disney Co.	United States	1,687,290	176,979,848
Pharmaceuticals, Biotechnology & Life Sciences 13.8%
AbbVie Inc.	United States	400,000	23,416,000
[a]Actavis PLC	United States	368,300	109,613,446
Agilent Technologies Inc.	United States	1,300,000	54,015,000
Amgen Inc.	United States	1,000,000	159,850,000
[a]Biogen Inc.	United States	500,000	211,120,000
[a]Catalent Inc.	United States	2,700,000	84,105,000
[a]Celgene Corp.	United States	780,000	89,918,400
Eli Lilly & Co.	United States	1,350,000	98,077,500
[a]Gilead Sciences Inc.	United States	600,000	58,878,000
[a]Hospira Inc.	United States	1,350,000	118,584,000
[a]Illumina Inc.	United States	400,000	74,256,000
Johnson & Johnson	United States	1,200,100	120,730,060
Merck & Co. Inc.	United States	1,000,000	57,480,000
[a]Mettler-Toledo International Inc.	United States	425,000	139,676,250
Pfizer Inc.	United States	2,761,000	96,055,190
Roche Holding AG, ADR	Switzerland	1,500,000	51,570,000
[a]Waters Corp.	United States	575,000	71,484,000
			1,618,828,846
Real Estate 0.6%
American Tower Corp.	United States	715,000	67,317,250
Retailing 1.5%
[a]Amazon.com Inc.	United States	350,000	130,235,000
Expedia Inc.	United States	200,000	18,826,000
HSN Inc.	United States	100,000	6,823,000
[a]TripAdvisor Inc.	United States	200,000	16,634,000
			172,518,000

58 | Semiannual Report

franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 0.6%
ASML Holding NV, N.Y. shs	Netherlands	250,000	$25,257,500
Intel Corp.	United States	1,100,000	34,397,000
Texas Instruments Inc.	United States	250,000	14,296,250
			73,950,750
Software & Services 10.6%
[a]Alibaba Group Holding Ltd., ADR	China	480,400	39,988,496
[a]Autodesk Inc.	United States	800,000	46,912,000
Automatic Data Processing Inc.	United States	700,000	59,948,000
CDK Global LLC	United States	233,333	10,910,651
[a]Check Point Software Technologies Ltd.	Israel	525,000	43,034,250
Computer Sciences Corp.	United States	1,400,000	91,392,000
[a]Facebook Inc., A	United States	400,000	32,886,000
[a]Fortinet Inc.	United States	1,500,000	52,425,000
[a]Google Inc., A	United States	165,000	91,525,500
[a]Google Inc., C	United States	150,000	82,200,000
IAC/InterActiveCorp	United States	300,000	20,241,000
[a]Informatica Corp.	United States	800,000	35,084,000
International Business Machines Corp.	United States	600,000	96,300,000
Intuit Inc.	United States	1,000,000	96,960,000
MasterCard Inc., A	United States	1,000,000	86,390,000
Microsoft Corp.	United States	2,400,000	97,572,000
Oracle Corp.	United States	2,400,000	103,560,000
Visa Inc., A	United States	1,200,000	78,492,000
[a]Yahoo! Inc.	United States	1,700,000	75,539,500
			1,241,360,397
Technology Hardware & Equipment 7.8%
Apple Inc.	United States	4,025,000	500,830,750
Cisco Systems Inc.	United States	2,945,000	81,061,125
EMC Corp.	United States	2,700,000	69,012,000
Hewlett-Packard Co.	United States	1,156,250	36,028,750
[a]Keysight Technologies Inc.	United States	650,000	24,147,500
QUALCOMM Inc.	United States	660,000	45,764,400
TE Connectivity Ltd.	United States	1,300,000	93,106,000
[a]Trimble Navigation Ltd.	United States	2,400,000	60,480,000
			910,430,525
Transportation 7.0%
Alaska Air Group Inc.	United States	3,200,000	211,776,000
Allegiant Travel Co.	United States	200,000	38,458,000
ArcBest Corp.	United States	260,000	9,851,400
C.H. Robinson Worldwide Inc.	United States	267,300	19,571,706
Canadian National Railway Co.	Canada	1,000,000	66,870,000
Canadian Pacific Railway Ltd.	Canada	500,000	91,350,000
Expeditors International of Washington Inc.	United States	600,000	28,908,000
Forward Air Corp.	United States	500,000	27,150,000
Heartland Express Inc.	United States	600,000	14,256,000
[a]International Consolidated Airlines Group SA, ADR	United Kingdom	1,400,000	62,608,000
Kansas City Southern	United States	400,000	40,832,000
Ryanair Holdings PLC, ADR	Ireland	239,200	15,971,384

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Semiannual Report | 59

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Transportation (continued)
Union Pacific Corp.	United States	1,200,000	$129,972,000
[a]United Continental Holdings Inc.	United States	1,050,000	70,612,500
			828,186,990
Utilities 0.5%
American Water Works Co. Inc.	United States	700,000	37,947,000
NextEra Energy Inc.	United States	250,000	26,012,500
			63,959,500
Total Common Stocks (Cost $4,198,150,055)			10,371,819,059
Short Term Investments 8.1%
Money Market Funds (Cost $591,636,826) 5.1%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	United States	591,636,826	591,636,826

		Principal
		Amount
Repurchase Agreements (Cost $354,675,843) 3.0%
c Joint Repurchase Agreement, 0.091%, 4/01/15
(Maturity Value $354,676,744)		$354,675,843	354,675,843
BNP Paribas Securities Corp. (Maturity Value $49,605,090)
HSBC Securities (USA) Inc. (Maturity Value $208,340,666)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $96,730,988)
Collateralized by U.S. Government Agency Securities, 0.146% - 0.214%,
8/26/16 - 9/12/17; and U.S. Treasury Notes, 1.50% - 2.75%,
2/28/18 - 11/15/21 (valued at $361,882,328)
Total Investments (Cost $5,144,462,724) 96.4%			11,318,131,728
Other Assets, less Liabilities 3.6%			427,270,708
Net Assets 100.0%			$11,745,402,436

See Abbreviations on page 129.

aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
cSee Note 1(c) regarding joint repurchase agreement.

60 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Income Fund
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.48	$2.33	$2.23	$1.98	$2.11	$1.99
Income from investment operations[a]:
Net investment income[b]	0.05	0.11	0.11	0.13	0.13	0.13
Net realized and unrealized gains (losses)	(0.08)	0.16	0.12	0.26	(0.12)	0.14
Total from investment operations	(0.03)	0.27	0.23	0.39	0.01	0.27
Less distributions from net investment
income	(0.06)	(0.12)	(0.13)	(0.14)	(0.14)	(0.15)
Net asset value, end of period	$2.39	$2.48	$2.33	$2.23	$1.98	$2.11

Total return[c]	(1.21)%	11.86%	10.72%	20.38%	0.01%	13.90%

Ratios to average net assets[d]
Expenses[e]	0.60%[f]	0.61%[f]	0.62%	0.64%	0.63%	0.65%
Net investment income	4.34%	4.28%	4.98%	5.90%	6.03%	6.40%

Supplemental data
Net assets, end of period (000’s)	$52,392,776	$53,823,921	$48,320,611	$41,280,437	$32,847,934	$32,281,991
Portfolio turnover rate	18.62%	36.03%	37.60%	33.44%	35.83%	46.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 61

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.50	$2.35	$2.25	$2.00	$2.13	$2.00
Income from investment operations[a]:
Net investment income[b]	0.05	0.09	0.10	0.12	0.12	0.12
Net realized and unrealized gains (losses)	(0.09)	0.17	0.12	0.26	(0.12)	0.15
Total from investment operations	(0.04)	0.26	0.22	0.38	—	0.27
Less distributions from net investment
income	(0.05)	(0.11)	(0.12)	(0.13)	(0.13)	(0.14)
Net asset value, end of period	$2.41	$2.50	$2.35	$2.25	$2.00	$2.13

Total return[c]	(1.46)%	11.19%	10.07%	19.58%	(0.48)%	13.76%

Ratios to average net assets[d]
Expenses[e]	1.10%[f]	1.11%[f]	1.12%	1.14%	1.13%	1.15%
Net investment income	3.84%	3.78%	4.48%	5.40%	5.53%	5.90%

Supplemental data
Net assets, end of period (000’s)	$28,288,349	$28,802,209	$24,016,797	$20,220,114	$16,217,805	$15,605,055
Portfolio turnover rate	18.62%	36.03%	37.60%	33.44%	35.83%	46.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

62 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.44	$2.29	$2.20	$1.96	$2.09	$1.96
Income from investment operations[a]:
Net investment income[b]	0.05	0.10	0.11	0.12	0.12	0.12
Net realized and unrealized gains (losses)	(0.08)	0.16	0.10	0.25	(0.12)	0.15
Total from investment operations	(0.03)	0.26	0.21	0.37	—	0.27
Less distributions from net investment
income	(0.06)	(0.11)	(0.12)	(0.13)	(0.13)	(0.14)
Net asset value, end of period	$2.35	$2.44	$2.29	$2.20	$1.96	$2.09

Total return[c]	(1.40)%	11.66%	10.03%	19.66%	(0.32)%	14.23%

Ratios to average net assets[d]
Expenses[e]	0.95%[f]	0.96%[f]	0.97%	0.99%	0.98%	1.00%
Net investment income	3.99%	3.93%	4.63%	5.55%	5.68%	6.05%

Supplemental data
Net assets, end of period (000’s)	$497,717	$514,892	$446,463	$426,525	$360,907	$370,564
Portfolio turnover rate	18.62%	36.03%	37.60%	33.44%	35.83%	46.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 63

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended	Year Ended
	March 31, 2015	September 30,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.46	$2.31	$2.33
Income from investment operations[b]:
Net investment income[c]	0.05	0.11	0.04
Net realized and unrealized gains (losses)	(0.08)	0.17	(0.02)
Total from investment operations	(0.03)	0.28	0.02
Less distributions from net investment income	(0.06)	(0.13)	(0.04)
Net asset value, end of period	$2.37	$2.46	$2.31

Total return[d]	(1.11)%	12.19%	1.06%

Ratios to average net assets[e]
Expenses[f]	0.38%[g]	0.38%[g]	0.39%
Net investment income	4.56%	4.50%	5.21%

Supplemental data
Net assets, end of period (000’s)	$2,018,414	$2,108,076	$1,921,084
Portfolio turnover rate	18.62%	36.03%	37.60%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

64 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.46	$2.31	$2.22	$1.97	$2.10	$1.98
Income from investment operations[a]:
Net investment income[b]	0.05	0.11	0.12	0.13	0.13	0.13
Net realized and unrealized gains (losses)	(0.08)	0.17	0.11	0.26	(0.12)	0.14
Total from investment operations	(0.03)	0.28	0.23	0.39	0.01	0.27
Less distributions from net investment
income	(0.06)	(0.13)	(0.14)	(0.14)	(0.14)	(0.15)
Net asset value, end of period	$2.37	$2.46	$2.31	$2.22	$1.97	$2.10

Total return[c]	(1.15)%	12.12%	10.49%	20.69%	0.16%	14.15%

Ratios to average net assets[d]
Expenses[e]	0.45%[f]	0.46%[f]	0.47%	0.49%	0.48%	0.50%
Net investment income	4.49%	4.43%	5.13%	6.05%	6.18%	6.55%

Supplemental data
Net assets, end of period (000’s)	$9,223,940	$9,096,269	$5,903,701	$6,444,763	$5,032,128	$4,593,709
Portfolio turnover rate	18.62%	36.03%	37.60%	33.44%	35.83%	46.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 65

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2015 (unaudited)

Franklin Income Fund
		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 42.6%
Consumer Discretionary 3.3%
[a,b]Dex Media Inc.	United States	2,048,551	$8,583,429
Ford Motor Co.	United States	29,593,000	477,631,020
General Motors Co.	United States	27,025,000	1,013,437,500
Las Vegas Sands Corp.	United States	1,746,000	96,099,840
Target Corp.	United States	18,001,000	1,477,342,070
			3,073,093,859
Consumer Staples 0.6%
PepsiCo Inc.	United States	6,000,000	573,720,000
Energy 7.5%
Anadarko Petroleum Corp.	United States	4,994,514	413,595,705
BP PLC, ADR	United Kingdom	30,000,000	1,173,300,000
Canadian Oil Sands Ltd.	Canada	17,000,000	132,225,205
Chevron Corp.	United States	10,500,000	1,102,290,000
Exxon Mobil Corp.	United States	2,000,000	170,000,000
Halliburton Co.	United States	7,000,000	307,160,000
Occidental Petroleum Corp.	United States	3,000,000	219,000,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	25,000,000	1,491,250,000
Schlumberger Ltd.	United States	3,500,000	292,040,000
Spectra Energy Corp.	United States	10,000,000	361,700,000
Total SA, B, ADR	France	15,000,000	744,900,000
The Williams Cos. Inc.	United States	7,276,064	368,096,078
Woodside Petroleum Ltd.	Australia	4,000,000	105,203,152
			6,880,760,140
Financials 2.2%
Bank of America Corp.	United States	9,321,784	143,462,256
[c]Citigroup Inc.	United States	3,249,510	167,414,755
Commonwealth Bank of Australia	Australia	2,884,174	205,242,033
HSBC Holdings PLC	United Kingdom	20,000,000	170,271,362
JPMorgan Chase & Co.	United States	4,000,000	242,320,000
MetLife Inc.	United States	8,455,521	427,426,586
Outfront Media Inc.	United States	5,608,191	167,797,075
Royal Bank of Canada	Canada	5,000,000	301,010,739
The Toronto-Dominion Bank	Canada	2,000,000	85,612,761
Wells Fargo & Co.	United States	3,000,000	163,200,000
			2,073,757,567
Health Care 4.9%
AstraZeneca PLC	United Kingdom	3,000,000	205,860,746
Bristol-Myers Squibb Co.	United States	2,510,000	161,895,000
Eli Lilly & Co.	United States	12,000,000	871,800,000
Johnson & Johnson	United States	3,500,000	352,100,000
Merck & Co. Inc.	United States	12,000,000	689,760,000
Pfizer Inc.	United States	40,000,000	1,391,600,000
Sanofi, ADR	France	17,000,000	840,480,000
			4,513,495,746
Industrials 4.2%
The Boeing Co.	United States	2,060,000	309,164,800
[a,b]CEVA Holdings LLC	United Kingdom	91,371	66,244,019
General Electric Co.	United States	57,500,000	1,426,575,000

66 | Semiannual Report franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Industrials (continued)
Lockheed Martin Corp.	United States	3,000,000	$608,880,000
Raytheon Co.	United States	4,500,000	491,625,000
Republic Services Inc.	United States	9,500,000	385,320,000
United Technologies Corp.	United States	1,000,000	117,200,000
Waste Management Inc.	United States	8,000,000	433,840,000
			3,838,848,819
Information Technology 1.4%
Cisco Systems Inc.	United States	6,133,000	168,810,825
[a,d]First Data Holdings Inc., B	United States	21,666,666	121,610,425
Intel Corp.	United States	21,350,000	667,614,500
Microsoft Corp.	United States	8,598,701	349,580,189
Xilinx Inc.	United States	500,000	21,150,000
			1,328,765,939
Materials 7.1%
Agrium Inc.	Canada	7,000,000	729,890,000
Alcoa Inc.	United States	7,000,000	90,440,000
[a]AngloGold Ashanti Ltd., ADR	South Africa	2,305,669	21,534,948
BASF SE	Germany	5,250,000	522,499,118
BHP Billiton PLC	Australia	37,500,000	819,560,709
The Dow Chemical Co.	United States	21,745,525	1,043,350,289
E. I. du Pont de Nemours and Co.	United States	12,000,000	857,640,000
Freeport-McMoRan Inc., B	United States	19,863,000	376,403,850
Goldcorp Inc.	Canada	11,000,000	199,320,000
LyondellBasell Industries NV, A	United States	7,313,521	642,127,184
The Mosaic Co.	United States	8,046,000	370,598,760
Rio Tinto PLC, ADR	United Kingdom	21,950,000	908,730,000
			6,582,094,858
Telecommunication Services 2.4%
AT&T Inc.	United States	25,000,000	816,250,000
BCE Inc.	Canada	4,250,000	179,947,094
CenturyLink Inc.	United States	5,750,000	198,662,500
Telstra Corp. Ltd.	Australia	18,000,000	86,536,602
Telus Corp.	Canada	2,500,000	83,050,379
Verizon Communications Inc.	United States	15,000,000	729,450,000
Vodafone Group PLC	United Kingdom	40,727,271	133,166,546
			2,227,063,121
Utilities 9.0%
AGL Resources Inc.	United States	1,500,000	74,475,000
Ameren Corp.	United States	5,000,000	211,000,000
American Electric Power Co. Inc.	United States	4,000,000	225,000,000
Dominion Resources Inc.	United States	8,500,000	602,395,000
Duke Energy Corp.	United States	11,500,000	882,970,000
[a,b]Dynegy Inc.	United States	11,500,000	361,445,000
[a,b]Dynegy Inc., wts., 10/02/17	United States	1,143,273	4,824,612
Entergy Corp.	United States	3,500,000	271,215,000
Exelon Corp.	United States	28,000,000	941,080,000
FirstEnergy Corp.	United States	4,500,000	157,770,000
NextEra Energy Inc.	United States	3,500,000	364,175,000

franklintempleton.com Semiannual Report | 67

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Utilities (continued)
PG&E Corp.	United States	20,000,000	$1,061,400,000
Pinnacle West Capital Corp.	United States	3,500,000	223,125,000
PPL Corp.	United States	9,500,000	319,770,000
Public Service Enterprise Group Inc.	United States	10,000,000	419,200,000
Sempra Energy	United States	3,500,000	381,570,000
The Southern Co.	United States	21,000,000	929,880,000
SSE PLC	United Kingdom	6,000,000	133,310,017
TECO Energy Inc.	United States	4,000,000	77,600,000
Xcel Energy Inc.	United States	18,000,000	626,580,000
			8,268,784,629
Total Common Stocks and Other Equity Interests
(Cost $34,984,369,459)			39,360,384,678
[e]Equity-Linked Securities 8.1%
Consumer Discretionary 1.4%
[f]Bank of America Corp. into General Motors Co., 8.00%, 144A	United States	2,820,000	106,226,016
[f]Bank of America Corp. into Target Corp., 6.50%, 144A	United States	1,350,000	108,656,505
[f]Barclays Bank PLC into Comcast Corp., 5.50%, 144A	United States	2,255,000	123,537,469
[f]Credit Suisse New York into Target Corp., 6.50%, 144A	United States	1,382,000	108,507,730
[f]Deutsche Bank AG/London into Ford Motor Co., 7.00%, 144A	United States	12,500,000	205,611,250
[f]Deutsche Bank AG/London into General Motors Co., 8.00%, 144A	United States	2,800,000	105,440,440
[f]The Goldman Sachs Group Inc. into Ford Motor Co., 7.50%, 144A	United States	15,360,000	252,940,800
[f]JPMorgan Chase & Co. into Las Vegas Sands Corp., 9.00%,
senior note, 144A	United States	1,817,000	100,508,445
[f]Morgan Stanley into Ford Motor Co., 7.00%, 144A	United States	10,000,000	164,737,000
			1,276,165,655
Consumer Staples 0.1%
[f]Wells Fargo & Co. into Whole Foods Market Inc., 7.00%, 144A	United States	2,825,000	123,385,548
Energy 1.2%
[f]Citigroup Inc. into Anadarko Petroleum Corp., 8.00%, 144A	United States	1,628,000	140,627,617
[f]Citigroup Inc. into Cabot Oil & Gas Corp., 7.00%, 144A	United States	3,478,000	105,846,322
[f]Credit Suisse New York into Baker Hughes Inc., 6.00%, 144A	United States	2,025,000	122,458,432
[f]Credit Suisse New York into Halliburton Co., 8.00%, 144A	United States	1,900,000	87,608,620
[f]Deutsche Bank AG/London into Anadarko Petroleum Corp., 9.50%,
144A	United States	1,900,000	158,979,080
[f]Deutsche Bank AG/London into Noble Corp. PLC, 8.50%, 144A	United States	1,528,000	22,270,753
[f]Deutsche Bank AG/London into Peabody Energy Corp., 10.00%,
144A	United States	5,500,000	31,821,790
[f]The Goldman Sachs Group Inc. into Schlumberger Ltd., 6.00%,
144A	United States	1,027,000	86,916,859
[f,g]JPMorgan Chase & Co. into Devon Energy Corp., 7.50%, 144A	United States	2,516,000	148,092,766
[f]JPMorgan Chase & Co. into Schlumberger Ltd., 6.00%, 144A	United States	1,045,000	90,166,257
[f]Royal Bank of Canada into Cabot Oil & Gas Corp., 6.50%, 144A	United States	4,790,000	136,147,128
			1,130,935,624
Financials 0.7%
[f]Barclays Bank PLC into Bank of America Corp., 5.50%, 144A	United States	6,565,000	102,235,432
[f]Barclays Bank PLC into Bank of America Corp., 6.00%, 144A	United States	6,135,000	96,564,900
[f]Credit Suisse New York into Metlife Inc., 6.00%, 144A	United States	2,500,000	128,552,500

68 | Semiannual Report

franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Shares/
	Country	Warrants	Value
[e]Equity-Linked Securities (continued)
Financials (continued)
[f]The Goldman Sachs Group Inc. into Citigroup Inc., 5.00%, 144A	United States	2,900,000	$146,212,490
[f]Royal Bank of Canada into Metlife Inc., 6.00%, 144A	United States	2,950,000	148,355,500
			621,920,822
Health Care 0.6%
[f]Barclays Bank PLC into Pfizer Inc., 6.00%, 144A	United States	6,057,000	211,370,523
[f]The Goldman Sachs Group Inc. into Bristol-Myers Squibb Co., 6.00%,
144A	United States	2,049,000	115,205,435
[f]JPMorgan Chase & Co. into Merck & Co. Inc., 6.00%, senior note,
144A	United States	3,203,000	189,076,934
			515,652,892
Industrials 0.1%
[f]Barclays Bank PLC into The Boeing Co., 5.50%, 144A	United States	650,000	97,537,050
Information Technology 2.2%
[f]Bank of America Corp. into QUALCOMM Inc., 6.00%, 144A	United States	1,400,000	97,265,700
[f]Bank of America Corp. into Texas Instruments Inc., 6.00%, 144A	United States	2,870,000	145,822,404
[f]Bank of America Corp. into Xilinx Inc., 6.00%, 144A	United States	3,425,000	142,744,067
[f]Barclays Bank PLC into Xilinx Inc., 6.00%, 144A	United States	2,535,000	107,216,811
[f]Citigroup Inc. into Apple Inc., 7.00%, 144A	United States	802,000	99,646,896
[f]Credit Suisse New York into Broadcom Corp., 6.00%, 144A	United States	4,000,000	165,317,600
[f]Credit Suisse New York into Cisco Systems Inc., 6.00%, 144A	United States	5,400,000	147,681,900
[f]Credit Suisse New York into Cisco Systems Inc., 6.00%, 144A	United States	6,600,000	183,252,300
[f]Credit Suisse New York into Freescale Semiconductor Ltd., 7.00%,
144A	United States	2,350,000	61,129,610
[f]Deutsche Bank AG/London into Cisco Systems Inc., 6.50%, 144A	United States	7,900,000	213,125,410
[f]The Goldman Sachs Group Inc. into Cisco Systems Inc., 6.50%,
144A	United States	6,486,000	166,852,999
[f]The Goldman Sachs Group Inc. into Intel Corp., 6.50%, 144A	United States	5,350,000	172,089,170
[f]JPMorgan Chase & Co. into Microsoft Corp., 6.00%, senior note,
144A	United States	4,330,000	181,598,468
[f]Royal Bank of Canada into Microsoft Corp., 5.50%, 144A	United States	3,100,000	128,929,620
			2,012,672,955
Materials 1.7%
[f]Barclays Bank PLC into Barrick Gold Corp., 8.00%, 144A	Canada	8,265,000	96,901,340
[f]Barclays Bank PLC into The Dow Chemical Co., 7.00%, 144A	United States	2,080,000	99,681,088
[f]Citigroup Inc. into Rio Tinto PLC, 9.00%, 144A	United Kingdom	4,275,000	182,316,352
[f]Deutsche Bank AG/London into AngloGold Ashanti Ltd., 10.00%,
144A	South Africa	6,000,000	59,855,880
[f]Deutsche Bank AG/London into Goldcorp Inc., 9.00%, 144A	Canada	4,053,000	74,266,767
[f]Deutsche Bank AG/London into LyondellBasell Industries NV, A, 9.00%,
144A	United States	1,846,000	153,147,298
[f]Deutsche Bank AG/London into Newmont Mining Corp., 7.50%,
144A	United States	4,050,000	91,300,770
[f]Deutsche Bank AG/London into Newmont Mining Corp., 7.00%,
144A	United States	6,060,000	135,265,260
[f]Deutsche Bank AG/London into The Dow Chemical Co., 7.50%,
144A	United States	5,700,000	266,798,760
[f]Morgan Stanley into Rio Tinto PLC, 7.50%, 144A	United Kingdom	2,400,000	101,025,120

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Shares/
	Country	Warrants	Value
[e]Equity-Linked Securities (continued)
Materials (continued)
[f]Royal Bank of Canada into LyondellBasell Industries NV, A, 8.00%,
144A	United States	2,308,000	$197,518,640
[f]Wells Fargo & Co. into Freeport-McMoRan Inc., 7.50%, 144A	United States	4,500,000	91,677,600
			1,549,754,875
Utilities 0.1%
[f]Morgan Stanley into Exelon Corp., 6.00%, 144A	United States	2,790,000	94,228,902
Total Equity-Linked Securities
(Cost $7,788,746,973)			7,422,254,323
Convertible Preferred Stocks 3.3%
Consumer Discretionary 0.2%
Fiat Chrysler Automobiles NV, 7.875%, cvt. pfd.	United Kingdom	1,200,000	165,264,120
Energy 0.4%
[f]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	155,500	134,701,875
[f]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	104,500	91,110,937
Halcon Resources Corp., 5.75%, cvt. pfd., A	United States	108,000	32,313,060
[f]Penn Virginia Corp., 6.00%, cvt. pfd., 144A	United States	700,000	42,623,000
Rex Energy Corp., 6.00%, cvt. pfd., A	United States	350,000	15,568,000
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	1,200,000	49,500,000
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	800,000	30,900,000
			396,716,872
Financials 1.6%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	699,718	809,573,726
FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	2,800,000	73,220,000
[a]FNMA, 5.375%, cvt. pfd.	United States	4,250	57,375,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	480,000	587,040,000
			1,527,208,726
Health Care 0.1%
[a]Actavis PLC, 5.50%, cvt. pfd.	United States	75,000	75,900,000
Industrials 0.1%
[a,b]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	2,897	2,897,250
[a,b]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	110,565	80,159,683
			83,056,933
Materials 0.2%
Alcoa Inc., 5.375%, cvt. pfd.	United States	3,056,375	133,991,480
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	1,200,000	18,024,000
			152,015,480
Telecommunication Services 0.0%†
T-Mobile US Inc., 5.50%, cvt. pfd.	United States	777,800	45,625,748
Utilities 0.7%
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	1,490,000	83,678,400
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	2,220,000	107,448,000
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	1,490,000	84,036,000
Exelon Corp., 6.50%, cvt. pfd.	United States	2,000,000	97,300,000
NextEra Energy Inc., 5.599%, cvt. pfd.	United States	2,000,000	136,410,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Shares/
	Country	Warrants		Value
Convertible Preferred Stocks (continued)
Utilities (continued)
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	1,000,000		$55,750,000
NextEra Energy Inc., 5.889%, cvt. pfd.	United States	956,500		62,583,795
				627,206,195
Total Convertible Preferred Stocks
(Cost $3,126,593,684)				3,072,994,074
Preferred Stocks 0.4%
Financials 0.4%
[f]Ally Financial Inc., 7.00%, pfd., 144A	United States	60,000		61,584,378
[a]FHLMC, 8.375%, pfd., Z	United States	15,000,000		62,400,000
[a]FNMA, 8.25%, pfd.	United States	11,784,000		49,021,440
GMAC Capital Trust I, 8.125%, pfd.	United States	3,080,420		80,861,025
Morgan Stanley, 6.375%, pfd., I	United States	4,500,000		117,180,000
Total Preferred Stocks (Cost $860,880,500)				371,046,843

		Principal
		Amount*

Convertible Bonds 0.8%
Consumer Discretionary 0.3%
[f]Volkswagen International Finance, cvt., sub. note, 144A, 5.50%,
11/09/15	Germany	200,000,000	EUR	307,401,699
Energy 0.4%
Alpha Natural Resources Inc., cvt., senior note,
3.75%, 12/15/17	United States	30,000,000		11,268,750
4.875%, 12/15/20	United States	27,500,000		7,167,187
[f,h]American Energy-Permian Basin LLC, cvt., 144A, PIK, 8.00%,
5/01/22	United States	40,000,000		36,373,480
Cobalt International Energy Inc., cvt.,
senior bond, 3.125%, 5/15/24	United States	300,000,000		222,562,500
senior note, 2.625%, 12/01/19	United States	70,000,000		50,968,750
Energy XXI Ltd., cvt., senior note, 3.00%, 12/15/18	United States	28,300,000		8,419,250
Stone Energy Corp., cvt., senior note, 1.75%, 3/01/17	United States	67,000,000		60,718,750
				397,478,667
Materials 0.1%
Cemex SAB de CV, cvt., sub. note, 3.75%, 3/15/18	Mexico	23,310,000		27,761,627
Molycorp Inc., cvt., senior note, 6.00%, 9/01/17	United States	42,000,000		3,739,764
				31,501,391
Total Convertible Bonds (Cost $843,988,009)				736,381,757
Corporate Bonds 38.2%
Consumer Discretionary 6.9%
[f]1011778 BC ULC/New Red Finance Inc., secured note, second lien,
144A, 6.00%, 4/01/22	Canada	70,000,000		72,887,500
[f,i]24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	56,000,000		48,160,000
[f]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	67,900,000		72,313,500
[f]Altice Financing SA, secured note,
144A, 6.625%, 2/15/23	Luxembourg	50,000,000		51,468,750
first lien, 144A, 6.50%, 1/15/22	Luxembourg	24,100,000		24,717,563

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
[f]Altice SA,
senior bond, 144A, 7.625%, 2/15/25	Luxembourg	20,000,000	$20,162,500
senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	25,000,000	25,484,375
AMC Networks Inc., 4.75%, 12/15/22	United States	40,000,000	40,024,800
[f]Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	49,600,000	51,522,000
Best Buy Co. Inc., senior note, 5.50%, 3/15/21	United States	25,000,000	26,500,000
Cablevision Systems Corp., senior note,
8.625%, 9/15/17	United States	70,000,000	78,925,000
7.75%, 4/15/18	United States	120,000,000	133,650,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	62,800,000	64,448,500
senior bond, 5.125%, 2/15/23	United States	185,000,000	187,543,750
senior bond, 5.75%, 9/01/23	United States	67,000,000	70,266,250
senior bond, 5.75%, 1/15/24	United States	185,000,000	193,787,500
senior note, 7.375%, 6/01/20	United States	60,000,000	64,275,000
senior note, 5.25%, 3/15/21	United States	31,000,000	31,852,500
senior note, 6.50%, 4/30/21	United States	94,500,000	99,579,375
CCOH Safari LLC, senior note, 5.50%, 12/01/22	United States	40,000,000	41,000,000
Chrysler Group LLC/CG Co-Issuer Inc., senior secured note,
8.00%, 6/15/19	United States	200,000,000	210,750,000
8.25%, 6/15/21	United States	145,000,000	161,545,950
Cinemark USA Inc.,
senior bond, 4.875%, 6/01/23	United States	23,000,000	23,000,000
senior note, 5.125%, 12/15/22	United States	50,000,000	51,000,000
Clear Channel Worldwide Holdings Inc., senior sub. note, 7.625%,
3/15/20	United States	142,500,000	150,693,750
[f]Cleopatra Finance Ltd.,
senior secured bond, 144A, 6.50%, 2/15/25	Italy	88,900,000	85,899,625
senior secured note, 144A, 5.625%, 2/15/20	Italy	50,000,000	49,343,750
senior secured note, 144A, 6.25%, 2/15/22	Italy	46,600,000	45,638,875
CSC Holdings LLC, senior note,
6.75%, 11/15/21	United States	12,800,000	14,256,000
[f]144A, 5.25%, 6/01/24	United States	32,600,000	33,333,500
[i]Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	50,000,000	49,187,500
[b,h]Dex Media Inc., senior sub. note, PIK, 14.00%, 1/29/17	United States	42,841,791	16,494,090
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	240,000,000	233,952,000
senior note, 5.125%, 5/01/20	United States	45,000,000	45,450,000
senior note, 5.875%, 7/15/22	United States	158,000,000	160,962,500
senior note, 5.875%, 11/15/24	United States	82,100,000	82,407,875
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	180,000,000	175,222,080
[f]Family Tree Escrow LLC, senior note, 144A,
5.25%, 3/01/20	United States	8,800,000	9,262,000
5.75%, 3/01/23	United States	42,500,000	44,837,500
The Goodyear Tire & Rubber Co., senior note,
8.25%, 8/15/20	United States	101,800,000	108,162,500
6.50%, 3/01/21	United States	62,900,000	67,067,125
HD Supply Inc.,
[f]first lien, 144A, 5.25%, 12/15/21	United States	80,000,000	82,600,000
senior note, 7.50%, 7/15/20	United States	60,000,000	64,500,000

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
iHeartCommunications Inc.,
[f]secured note, 144A, 10.625%, 3/15/23	United States	100,000,000	$100,250,000
senior note, 10.00%, 1/15/18	United States	65,000,000	55,493,750
[h]senior note, PIK, 14.00%, 2/01/21	United States	126,863,512	100,995,534
senior secured bond, first lien, 9.00%, 3/01/21	United States	329,775,000	316,996,219
senior secured note, first lien, 9.00%, 12/15/19	United States	260,800,000	259,822,000
senior secured note, first lien, 11.25%, 3/01/21	United States	50,000,000	51,312,500
senior secured note, first lien, 9.00%, 9/15/22	United States	109,400,000	105,024,000
KB Home,
senior bond, 7.50%, 9/15/22	United States	35,000,000	36,050,000
senior note, 9.10%, 9/15/17	United States	49,000,000	55,125,000
senior note, 7.25%, 6/15/18	United States	70,500,000	76,492,500
senior note, 8.00%, 3/15/20	United States	20,000,000	21,700,000
senior note, 7.00%, 12/15/21	United States	40,000,000	40,800,000
Lamar Media Corp., senior sub. bond, 5.00%, 5/01/23	United States	39,500,000	40,586,250
[f]Laureate Education Inc., 144A, 9.25%, 9/01/19	United States	15,000,000	14,250,000
MGM Resorts International, senior note,
10.00%, 11/01/16	United States	80,000,000	89,000,000
8.625%, 2/01/19	United States	44,800,000	51,296,000
5.25%, 3/31/20	United States	60,000,000	61,044,000
6.75%, 10/01/20	United States	27,450,000	29,405,812
7.75%, 3/15/22	United States	80,000,000	90,300,000
6.00%, 3/15/23	United States	35,000,000	36,137,500
[f]Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	73,000,000	73,638,750
[f]Numericable Group SA,
first lien, 144A, 4.875%, 5/15/19	France	50,000,000	49,973,000
senior bond, first lien, 144A, 6.25%, 5/15/24	France	40,000,000	40,725,000
senior note, first lien, 144A, 6.00%, 5/15/22	France	65,000,000	65,893,750
Outfront Media Capital LLC/Corp.,
senior bond, 5.625%, 2/15/24	United States	22,700,000	23,863,375
senior bond, 5.875%, 3/15/25	United States	30,000,000	31,837,500
senior note, 5.25%, 2/15/22	United States	23,000,000	24,150,000
Quebecor Media Inc., senior bond, 5.75%, 1/15/23	Canada	75,300,000	77,841,375
Regal Entertainment Group, senior note, 5.75%, 3/15/22	United States	50,000,000	51,312,500
[f]Shea Homes LP/Shea Homes Funding Corp.,
senior bond, 144A, 6.125%, 4/01/25	United States	45,000,000	45,562,500
senior note, 144A, 5.875%, 4/01/23	United States	45,000,000	46,012,500
[f]Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	134,100,000	141,140,250
senior note, 144A, 4.25%, 5/15/20	United States	30,500,000	30,271,250
senior note, 144A, 5.875%, 10/01/20	United States	50,000,000	52,250,000
senior note, 144A, 5.75%, 8/01/21	United States	45,000,000	46,996,875
senior note, 144A, 4.625%, 5/15/23	United States	94,400,000	91,214,000
[f]Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	50,000,000	53,031,250
[f]Univision Communications Inc.,
senior note, 144A, 8.50%, 5/15/21	United States	65,000,000	69,712,500
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	124,500,000	126,990,000
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	40,500,000	41,461,875
[f]Virgin Media Secured Finance PLC, senior secured bond, first lien,
144A, 5.50%, 1/15/25	United Kingdom	80,000,000	83,250,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	46,066,000	41,459,400

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
[f]Weyerhaeuser Real Estate Co., senior bond, 144A, 5.875%,
6/15/24	United States	30,000,000	$29,437,500
[f]Wynn Las Vegas LLC/Capital Corp., senior bond, 144A, 4.25%,
5/30/23	United States	28,300,000	27,168,000
[f]Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	25,000,000	23,734,375
			6,385,144,073
Consumer Staples 0.6%
[f]Albertsons Holdings/Saturn Acquisition, senior note, 144A, 7.75%,
10/15/22	United States	18,784,000	20,192,800
Alliance One International Inc., secured note, second lien, 9.875%,
7/15/21	United States	50,000,000	44,000,000
[f]Cott Beverages Inc., senior note, 144A,
6.75%, 1/01/20	United States	40,100,000	41,603,750
5.375%, 7/01/22	United States	49,377,000	47,710,526
[f]ESAL GmbH, senior note, 144A, 6.25%, 2/05/23	Brazil	50,000,000	48,858,750
[f]JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	75,000,000	76,171,875
senior note, 144A, 8.25%, 2/01/20	United States	50,100,000	53,481,750
senior note, 144A, 7.25%, 6/01/21	United States	148,100,000	156,615,750
[f]Post Holdings Inc., senior note, 144A, 6.75%, 12/01/21	United States	19,000,000	19,237,500
U.S. Foods Inc., 8.50%, 6/30/19	United States	80,000,000	84,200,000
			592,072,701
Energy 9.6%
Access Midstream Partner LP/ACMP Finance Corp., senior note,
4.875%, 5/15/23	United States	76,000,000	76,697,300
Alpha Natural Resources Inc.,
[f]second lien, 144A, 7.50%, 8/01/20	United States	21,600,000	9,066,319
senior note, 6.00%, 6/01/19	United States	18,000,000	5,130,000
senior note, 6.25%, 6/01/21	United States	40,000,000	10,300,000
[f]American Energy-Permian Basin LLC/AEPB Finance Corp.,
senior note, 144A,
7.125%, 11/01/20	United States	22,500,000	17,381,250
7.375%, 11/01/21	United States	20,000,000	15,300,000
[f]American Energy-Woodford LLC/Finance Corp., senior note, 144A,
9.00%, 9/15/22	United States	50,000,000	29,000,000
Antero Resources Corp., senior note,
5.125%, 12/01/22	United States	143,000,000	137,995,000
[f]144A, 5.625%, 6/01/23	United States	40,000,000	39,700,000
Antero Resources Finance Corp., senior note,
6.00%, 12/01/20	United States	42,000,000	42,231,000
5.375%, 11/01/21	United States	75,000,000	73,031,250
Arch Coal Inc.,
[f]secured note, second lien, 144A, 8.00%, 1/15/19	United States	20,000,000	9,662,500
senior note, 7.00%, 6/15/19	United States	111,000,000	26,640,000
senior note, 7.25%, 6/15/21	United States	75,000,000	17,062,500
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance
Corp., senior note, 9.25%, 8/15/21	United States	35,000,000	24,675,000
Berry Petroleum Co., senior bond, 6.375%, 9/15/22	United States	28,000,000	22,050,000
Bill Barrett Corp., senior note,
7.625%, 10/01/19	United States	100,000,000	94,500,000
7.00%, 10/15/22	United States	100,000,000	87,437,500

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Bonanza Creek Energy Inc., senior note, 5.75%, 2/01/23	United States	25,000,000	$23,125,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond,
7.875%, 4/15/22	United States	84,800,000	61,480,000
[f]California Resources Corp.,
senior bond, 144A, 6.00%, 11/15/24	United States	127,000,000	111,918,750
senior note, 144A, 5.00%, 1/15/20	United States	90,000,000	81,675,000
senior note, 144A, 5.50%, 9/15/21	United States	120,000,000	107,550,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note,
7.625%, 1/15/22	United States	20,000,000	20,300,000
[f]144A, 6.50%, 4/15/21	United States	50,000,000	48,750,000
Carrizo Oil & Gas Inc., senior note,
8.625%, 10/15/18	United States	34,800,000	36,453,000
7.50%, 9/15/20	United States	21,300,000	21,992,250
CGG SA, senior note,
6.50%, 6/01/21	France	108,096,000	86,747,040
6.875%, 1/15/22	France	58,600,000	47,099,750
CHC Helicopter SA,
senior note, 9.375%, 6/01/21	Canada	34,060,000	20,946,900
senior secured note, first lien, 9.25%, 10/15/20	Canada	117,450,000	101,153,811
Chesapeake Energy Corp., senior note,
6.50%, 8/15/17	United States	100,000,000	105,750,000
7.25%, 12/15/18	United States	138,065,000	149,800,525
6.875%, 11/15/20	United States	30,500,000	32,025,000
5.375%, 6/15/21	United States	100,000,000	97,500,000
4.875%, 4/15/22	United States	125,000,000	117,812,500
5.75%, 3/15/23	United States	183,150,000	179,487,000
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	95,585,000	89,371,975
CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	214,400,000	195,104,000
Denbury Resources Inc.,
senior bond, 6.375%, 8/15/21	United States	64,112,000	60,746,120
senior note, 5.50%, 5/01/22	United States	195,000,000	176,475,000
senior sub. note, 4.625%, 7/15/23	United States	180,000,000	155,250,000
Diamondback Energy Inc., senior note, 7.625%, 10/01/21	United States	58,000,000	61,335,000
[f]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	32,000,000	25,760,000
Energy Transfer Equity LP, senior bond, 5.875%, 1/15/24	United States	108,300,000	114,798,000
Energy XXI Gulf Coast Inc.,
7.75%, 6/15/19	United States	55,000,000	23,100,000
senior note, 9.25%, 12/15/17	United States	247,000,000	167,960,000
[f]senior note, 144A, 6.875%, 3/15/24	United States	235,000,000	82,250,000
[f]senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	71,200,000	67,907,000
[f]EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	85,000,000	60,775,000
EP Energy LLC/Everest Acquisition Finance Inc., senior note, 9.375%,
5/01/20	United States	35,000,000	36,793,750
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	77,022,000	57,381,390
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	80,000,000	48,000,000
[f]Gibson Energy Inc., senior note, 144A, 6.75%, 7/15/21	Canada	35,000,000	35,875,000
[f,j]Goodrich Petroleum Corp., second lien, 144A, 8.00%, 3/15/18	United States	70,000	70,000,000
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	255,000,000	181,050,000
8.875%, 5/15/21	United States	159,000,000	111,697,500
9.25%, 2/15/22	United States	73,100,000	50,804,500

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[f]Hercules Offshore Inc., senior note, 144A,
10.25%, 4/01/19	United States	72,500,000	$23,018,750
8.75%, 7/15/21	United States	47,000,000	13,865,000
7.50%, 10/01/21	United States	54,000,000	15,390,000
Kinder Morgan Inc.,
senior note, MTN, 7.75%, 1/15/32	United States	123,000,000	152,160,102
[f]senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	130,300,000	143,523,756
[f]senior secured note, 144A, 5.00%, 2/15/21	United States	10,600,000	11,343,558
Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	275,000,000	232,546,875
6.25%, 11/01/19	United States	250,000,000	198,750,000
8.625%, 4/15/20	United States	142,000,000	122,120,000
7.75%, 2/01/21	United States	85,000,000	68,000,000
6.50%, 9/15/21	United States	55,000,000	42,900,000
Magnum Hunter Resources Corp., senior note, 9.75%, 5/15/20	United States	60,000,000	53,700,000
[f]MEG Energy Corp., senior bond, 144A, 7.00%, 3/31/24	Canada	100,000,000	94,750,000
[f]Memorial Production Partners LP/Memorial Production Finance Corp.,
senior note, 144A, 6.875%, 8/01/22	United States	40,000,000	35,600,000
Midstates Petroleum Co. Inc./LLC, senior note,
10.75%, 10/01/20	United States	50,000,000	27,250,000
9.25%, 6/01/21	United States	33,000,000	16,170,000
[f]NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	130,000,000	129,350,000
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance
Corp., senior note, 6.50%, 4/01/19	United States	75,000,000	56,062,500
Oasis Petroleum Inc., senior note,
7.25%, 2/01/19	United States	34,500,000	34,327,500
6.50%, 11/01/21	United States	25,500,000	24,480,000
6.875%, 3/15/22	United States	80,000,000	78,400,000
[f]Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	71,000,000	41,268,750
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	38,150,000	21,602,438
senior secured note, first lien, 7.50%, 11/01/19	United States	130,000,000	74,425,000
[f]Paragon Offshore PLC, senior bond, 144A, 7.25%, 8/15/24	United States	10,650,000	3,621,000
Peabody Energy Corp.,
[f]second lien, 144A, 10.00%, 3/15/22	United States	110,000,000	97,900,000
senior note, 6.00%, 11/15/18	United States	110,000,000	86,350,000
senior note, 6.25%, 11/15/21	United States	165,000,000	102,093,750
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	160,000,000	149,600,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance
Corp., senior note, 6.50%, 5/15/21	United States	28,000,000	29,610,000
Petrobras Global Finance BV, senior note,
5.375%, 1/27/21	Brazil	65,000,000	58,987,500
4.375%, 5/20/23	Brazil	85,000,000	72,588,300
PetroQuest Energy Inc., senior note, 10.00%, 9/01/17	United States	60,000,000	51,150,000
Range Resources Corp., senior sub. note, 5.00%, 3/15/23	United States	17,800,000	17,800,000
Regency Energy Partners LP/Regency Energy Finance Corp.,
senior bond, 5.50%, 4/15/23	United States	46,000,000	47,725,000
senior note, 5.875%, 3/01/22	United States	15,400,000	16,786,000
senior note, 4.50%, 11/01/23	United States	62,000,000	62,620,000
Rex Energy Corp., senior note,
8.875%, 12/01/20	United States	90,000,000	70,650,000
[f]144A, 6.25%, 8/01/22	United States	70,000,000	47,425,000

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Rice Energy Inc., senior note, 6.25%, 5/01/22	United States	105,000,000	$102,900,000
[f]Rockies Express Pipeline LLC,
senior bond, 144A, 6.85%, 7/15/18	United States	25,000,000	27,125,000
senior bond, 144A, 5.625%, 4/15/20	United States	11,000,000	11,551,100
senior note, 144A, 6.00%, 1/15/19	United States	60,000,000	63,975,000
Sabine Pass Liquefaction LLC,
first lien, 5.625%, 2/01/21	United States	126,200,000	127,462,000
first lien, 6.25%, 3/15/22	United States	90,000,000	93,375,000
first lien, 5.625%, 4/15/23	United States	200,000,000	200,250,000
senior secured note, first lien, 5.75%, 5/15/24	United States	131,900,000	133,219,000
[f]senior secured note, first lien, 144A, 5.625%, 3/01/25	United States	75,000,000	74,343,750
Sabine Pass LNG LP,
first lien, 6.50%, 11/01/20	United States	30,000,000	31,200,000
senior secured note, 7.50%, 11/30/16	United States	141,000,000	150,517,500
Sanchez Energy Corp., senior note,
7.75%, 6/15/21	United States	151,100,000	146,567,000
6.125%, 1/15/23	United States	170,000,000	153,637,500
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	108,000,000	71,010,000
7.50%, 3/15/21	United States	150,100,000	93,812,500
8.125%, 10/15/22	United States	60,000,000	37,110,000
7.50%, 2/15/23	United States	50,000,000	31,000,000
[f]SM Energy Co., senior note, 144A, 6.125%, 11/15/22	United States	50,000,000	49,875,000
Stone Energy Corp., senior bond, 7.50%, 11/15/22	United States	225,000,000	204,750,000
[f]Sunoco LP/Sunoco Finance Corp., senior note, 144A, 6.375%,
4/01/23	United States	70,000,000	72,275,000
[f]Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	47,000,000	40,537,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	218,500,000	136,562,500
[f]Whiting Petroleum Corp., senior note, 144A, 6.25%, 4/01/23	United States	50,000,000	49,812,500
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	65,000,000	60,185,580
WPX Energy Inc., senior note, 6.00%, 1/15/22	United States	48,500,000	45,347,500
			8,896,172,089
Financials 4.5%
[f]Ashtead Capital Inc., second lien, 144A, 5.625%, 10/01/24	United Kingdom	30,000,000	31,331,250
[k]Bank of America Corp., junior sub. bond,
AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	80,000,000	81,200,000
M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	100,000,000	108,375,000
U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	80,000,000	77,600,000
X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	85,000,000	87,018,750
[k]Barclays PLC, sub. bond, 8.25% to 12/15/18, FRN thereafter,
Perpetual	United Kingdom	75,000,000	80,469,750
CIT Group Inc., senior bond, 5.00%, 8/01/23	United States	60,000,000	61,650,000
[k]Citigroup Inc.,
junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	179,195,000	174,267,138
junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	165,000,000	167,268,750
junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	270,000,000	276,412,500
junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter,
Perpetual	United States	160,000,000	162,000,000
junior sub. note, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	33,000,000	33,412,500
[k]Fifth Third Bancorp, junior sub. bond, 5.10% to 6/30/23, FRN thereafter,
Perpetual	United States	54,000,000	51,435,000

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Financials (continued)
[k]General Electric Capital Corp., junior sub. bond, C, 5.25% to 6/15/23,
FRN thereafter, Perpetual	United States	82,400,000	$85,078,000
General Motors Financial Co. Inc., senior bond, 4.25%, 5/15/23	United States	65,209,000	67,716,938
[k]The Goldman Sachs Group Inc., junior sub. note, 5.70% to 5/10/19,
FRN thereafter, Perpetual	United States	30,000,000	30,965,610
[k]HSBC Holdings PLC, junior sub. bond, 6.375% to 9/17/24,
FRN thereafter, Perpetual	United Kingdom	40,000,000	40,992,200
International Lease Finance Corp., senior note,
8.75%, 3/15/17	United States	120,000,000	132,900,000
8.875%, 9/01/17	United States	63,300,000	71,687,250
Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	78,000,000	79,267,500
iStar Financial Inc., senior note, 5.00%, 7/01/19	United States	98,500,000	98,869,375
[f]Jefferies Finance LLC/JFIN Co-Issuer Corp., senior note, 144A,
7.50%, 4/15/21	United States	21,000,000	20,343,750
[k]JPMorgan Chase & Co.,
junior sub. bond, 6.125% to 4/30/24, FRN thereafter, Perpetual	United States	60,000,000	61,494,000
junior sub. bond, 6.75% to 2/01/24, FRN thereafter, Perpetual	United States	100,000,000	109,000,000
junior sub. bond, Q, 5.15% to 5/01/23, FRN thereafter,
Perpetual	United States	100,000,000	97,875,000
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter,
Perpetual	United States	105,000,000	106,837,500
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter,
Perpetual	United States	200,000,000	197,490,000
junior sub. note, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	815,000,000	881,218,750
junior sub. note, X, 6.10% to 10/01/24, FRN thereafter,
Perpetual	United States	80,000,000	82,600,000
Kinetic Concepts Inc./USA, senior note, 12.50%, 11/01/19	United States	32,000,000	35,120,000
Morgan Stanley,
[k]junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	58,000,000	58,725,000
senior note, 5.50%, 1/26/20	United States	70,000,000	79,802,170
Nationstar Mortgage LLC/Nationstar Capital Corp., senior note,
9.625%, 5/01/19	United States	21,300,000	22,844,250
Navient Corp., senior note, 6.125%, 3/25/24	United States	50,000,000	48,125,000
[f]OneMain Financial Holdings Inc., senior note, 144A,
6.75%, 12/15/19	United States	75,000,000	77,625,000
7.25%, 12/15/21	United States	75,000,000	78,000,000
[k]PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23,
FRN thereafter, Perpetual	United States	54,000,000	52,785,000
Royal Bank of Scotland Group PLC, sub. note, 5.125%, 5/28/24	United Kingdom	41,100,000	43,206,375
[k]Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24,
FRN thereafter, Perpetual	United States	129,500,000	135,165,625
			4,188,174,931
Health Care 2.8%
AmSurg Corp., senior note, 5.625%, 7/15/22	United States	19,350,000	19,889,672
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	129,100,000	137,491,500
senior note, 6.875%, 2/01/22	United States	89,000,000	95,118,750
senior secured note, 5.125%, 8/01/21	United States	48,750,000	50,456,250
DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	76,000,000	77,805,000
HCA Holdings Inc., senior note, 6.25%, 2/15/21	United States	47,200,000	51,150,640

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Health Care (continued)
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	150,000,000	$175,312,500
senior note, 5.875%, 5/01/23	United States	110,000,000	119,075,000
senior secured bond, first lien, 4.75%, 5/01/23	United States	85,000,000	88,400,000
senior secured bond, first lien, 5.25%, 4/15/25	United States	35,000,000	37,843,750
senior secured note, 6.50%, 2/15/20	United States	114,300,000	128,987,550
senior secured note, first lien, 5.00%, 3/15/24	United States	148,900,000	158,392,375
[f,h]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	145,400,000	149,035,000
[f]Kindred Healthcare Inc.,
senior note, 144A, 8.75%, 1/15/23	United States	50,000,000	55,000,000
senior secured note, 144A, 8.00%, 1/15/20	United States	25,000,000	26,953,125
Tenet Healthcare Corp.,
4.375%, 10/01/21	United States	160,000,000	157,200,000
senior note, 8.00%, 8/01/20	United States	130,000,000	136,825,000
senior note, 8.125%, 4/01/22	United States	355,000,000	392,275,000
[f]senior note, 144A, 5.00%, 3/01/19	United States	50,450,000	50,197,750
[f]senior note, 144A, 5.50%, 3/01/19	United States	40,800,000	41,310,000
senior secured note, first lien, 4.50%, 4/01/21	United States	85,000,000	83,618,750
[f]Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	Canada	62,400,000	64,818,000
senior note, 144A, 6.75%, 8/15/18	United States	58,900,000	62,213,125
senior note, 144A, 7.50%, 7/15/21	United States	53,900,000	58,498,209
senior note, 144A, 5.625%, 12/01/21	United States	25,650,000	26,098,875
senior note, 144A, 5.875%, 5/15/23	Canada	83,500,000	85,796,250
[f]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	42,900,000	44,723,250
			2,574,485,321
Industrials 2.0%
[f]Abengoa Finance SAU, senior note, 144A,
8.875%, 11/01/17	Spain	100,000,000	101,187,500
7.75%, 2/01/20	Spain	36,600,000	35,433,375
[f]Abengoa Greenfield SA, senior note, 144A, 6.50%, 10/01/19	Spain	40,000,000	37,350,000
The ADT Corp.,
senior bond, 4.125%, 6/15/23	United States	110,000,000	103,125,000
senior note, 5.25%, 3/15/20	United States	40,000,000	41,600,000
senior note, 3.50%, 7/15/22	United States	58,500,000	53,381,250
[f]Ahern Rentals Inc., secured note, second lien, 144A, 9.50%,
6/15/18	United States	40,000,000	42,550,000
[f]Algeco Scotsman Global Finance PLC,
senior note, 144A, 10.75%, 10/15/19	United Kingdom	40,000,000	32,825,000
senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	98,500,000	97,822,812
[f]Anna Merger Sub Inc., senior note, 144A, 7.75%, 10/01/22	United States	38,000,000	39,377,500
[f]Bombardier Inc.,
144A, 5.50%, 9/15/18	Canada	25,000,000	25,000,000
senior bond, 144A, 6.125%, 1/15/23	Canada	81,300,000	77,235,000
senior bond, 144A, 7.50%, 3/15/25	Canada	50,100,000	49,567,688
senior note, 144A, 6.00%, 10/15/22	Canada	35,000,000	33,031,250
[b,f]CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	186,778,982	169,968,874
Hertz Corp., senior note,
6.75%, 4/15/19	United States	175,000,000	181,562,500
5.875%, 10/15/20	United States	23,500,000	24,263,750
7.375%, 1/15/21	United States	30,000,000	31,650,000

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Industrials (continued)
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	147,975,000	$144,460,594
[f]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	51,600,000	50,310,000
[f]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	60,650,000	58,274,339
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	26,500,000	26,765,000
senior sub. note, 5.50%, 10/15/20	United States	59,500,000	59,053,750
senior sub. note, 6.00%, 7/15/22	United States	26,800,000	26,900,500
United Continental Holdings Inc., senior bond,
A, 6.00%, 7/15/26	United States	40,000,000	40,000,000
B, 6.00%, 7/15/28	United States	40,000,000	40,150,000
United Rentals North America Inc.,
senior bond, 5.75%, 11/15/24	United States	69,700,000	72,313,750
senior sub. note, 8.375%, 9/15/20	United States	45,000,000	48,399,750
[f]XPO Logistics Inc., senior note, 144A, 7.875%, 9/01/19	United States	50,000,000	53,062,500
			1,796,621,682
Information Technology 2.9%
[f]Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	45,900,000	49,113,000
[f]Belden Inc., senior sub. note, 144A, 5.50%, 9/01/22	United States	40,000,000	41,200,000
[f]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	112,805,000	103,780,600
[f,h]Boxer Parent Co. Inc., senior note, 144A, PIK, 9.00%, 10/15/19	United States	65,000,000	53,950,000
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	24,546,000	25,589,205
[f,h]CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%,
6/01/20	United States	44,400,000	45,732,000
[f]CommScope Inc.,
senior bond, 144A, 5.50%, 6/15/24	United States	85,000,000	85,425,000
senior note, 144A, 5.00%, 6/15/21	United States	50,000,000	50,187,500
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	550,000,000	653,125,000
senior note, 10.625%, 6/15/21	United States	40,780,000	46,591,150
[f]senior secured bond, second lien, 144A, 8.25%, 1/15/21	United States	425,000,000	460,062,500
[f,h]senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	208,158,000	225,070,837
[f]senior secured note, first lien, 144A, 6.75%, 11/01/20	United States	69,726,000	74,432,505
Freescale Semiconductor Inc.,
[f]secured note, 144A, 5.00%, 5/15/21	United States	79,450,000	84,217,000
senior note, 10.75%, 8/01/20	United States	101,318,000	110,436,620
[f]senior secured note, 144A, 6.00%, 1/15/22	United States	118,850,000	129,249,375
IAC/InterActiveCorp, senior note, 4.75%, 12/15/22	United States	45,000,000	44,887,500
Infor (U.S.) Inc.,
senior note, 9.375%, 4/01/19	United States	40,800,000	43,809,000
[f,g]senior secured note, 144A, 6.50%, 5/15/22	United States	50,000,000	51,375,000
[f,h]Infor Software Parent LLC/Inc., senior note, 144A, PIK, 7.125%,
5/01/21	United States	29,650,000	29,473,879
[f]Inmarsat Finance PLC, senior note, 144A, 4.875%, 5/15/22	United Kingdom	45,000,000	44,971,875
NCR Corp., senior note,
4.625%, 2/15/21	United States	35,000,000	35,218,750
5.00%, 7/15/22	United States	50,000,000	50,750,000
6.375%, 12/15/23	United States	70,000,000	74,900,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	36,400,000	38,766,000
			2,652,314,296

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Materials 2.8%
AngloGold Ashanti Holdings PLC, senior note, 8.50%, 7/30/20	South Africa	35,000,000		$37,756,250
[f]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	43,200,000		43,524,000
senior note, 144A, 6.75%, 1/31/21	Luxembourg	22,600,000		22,868,375
senior note, 144A, 6.00%, 6/30/21	Luxembourg	45,000,000		44,325,000
[l]senior secured note, 144A, FRN, 3.271%, 12/15/19	Luxembourg	25,000,000		24,500,000
Ball Corp., senior bond, 4.00%, 11/15/23	United States	100,000,000		98,000,000
[f]Beverage Packaging Holdings Luxembourg II SA, senior note, 144A,
5.625%, 12/15/16	New Zealand	33,000,000		33,165,000
[f]BWAY Holding Co., senior note, 144A, 9.125%, 8/15/21	United States	55,000,000		57,475,000
[f]Cemex Finance LLC, senior secured note,
144A, 9.375%, 10/12/22	Mexico	56,300,000		64,182,000
first lien, 144A, 6.00%, 4/01/24	Mexico	88,400,000		88,510,500
[f]Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25	Mexico	80,000,000		79,050,000
secured note, 144A, 5.875%, 3/25/19	Mexico	23,800,000		24,603,250
secured note, 144A, 7.25%, 1/15/21	Mexico	111,000,000		118,908,750
senior secured note, 144A, 9.50%, 6/15/18	Mexico	105,000,000		117,271,875
senior secured note, 144A, 6.50%, 12/10/19	Mexico	40,000,000		42,525,000
[f]Consolidated Minerals Ltd., senior secured note, 144A, 8.00%,
5/15/20	Jersey Islands	30,000,000		21,112,500
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond,
4.50%, 1/15/23	United States	150,000,000		152,062,500
[f]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	61,630,000		57,315,900
7.00%, 2/15/21	Canada	63,630,000		59,334,975
7.25%, 5/15/22	Canada	28,000,000		25,900,000
[f]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
[g]6.00%, 4/01/17	Australia	62,750,000		62,122,500
[i]6.875%, 2/01/18	Australia	31,377,777		30,946,333
[i]8.25%, 11/01/19	Australia	90,000,000		76,387,500
[i]6.875%, 4/01/22	Australia	65,000,000		48,262,500
HudBay Minerals Inc., senior note,
9.50%, 10/01/20	Canada	89,600,000		93,632,000
[f]144A, 9.50%, 10/01/20	Canada	15,000,000		15,675,000
[f]Imperial Metals Corp., senior note, 144A, 7.00%, 3/15/19	Canada	10,000,000		9,575,000
[f]Ineos Finance PLC, senior secured note, 144A, 8.375%, 2/15/19	Switzerland	42,800,000		45,488,268
[f]Ineos Group Holdings SA, senior note, 144A,
5.75%, 2/15/19	Switzerland	27,500,000	EUR	29,867,846
5.875%, 2/15/19	Switzerland	21,900,000		21,708,375
[f]Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	53,700,000	EUR	58,958,678
[f]Lundin Mining Corp., senior secured note, 144A,
7.50%, 11/01/20	Canada	30,000,000		31,425,000
7.875%, 11/01/22	Canada	25,000,000		26,125,000
[f]Platform Specialty Products Corp., senior note, 144A, 6.50%,
2/01/22	United States	30,500,000		32,025,000
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	70,800,000		73,366,500
senior note, 8.50%, 5/15/18	United States	99,900,000		103,146,750
senior note, 9.00%, 4/15/19	United States	100,100,000		105,355,250

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Materials (continued)
Reynolds Group Issuer Inc./LLC/SA, (continued)
senior note, 9.875%, 8/15/19	United States	127,000,000	$136,683,750
senior note, 8.25%, 2/15/21	United States	45,000,000	48,375,000
senior secured note, 7.875%, 8/15/19	United States	65,000,000	68,900,000
senior secured note, 6.875%, 2/15/21	United States	32,500,000	34,368,750
[f]Sealed Air Corp., senior bond, 144A, 5.25%, 4/01/23	United States	48,000,000	50,280,000
United States Steel Corp., senior note, 7.375%, 4/01/20	United States	35,000,000	35,754,250
[f]Walter Energy Inc.,
first lien, 144A, 9.50%, 10/15/19	United States	97,500,000	58,987,500
[h]second lien, 144A, PIK, 11.50%, 4/01/20	United States	14,250,000	1,383,490
[f]Wise Metals Group LLC/Wise Alloys Finance Corp., senior secured
note, 144A, 8.75%, 12/15/18	United States	25,000,000	26,687,500
[f]WR Grace & Co-Conn, senior note, 144A, 5.125%, 10/01/21	United States	30,000,000	31,200,000
			2,569,078,615
Telecommunication Services 4.1%
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	47,600,000	52,598,000
senior note, 5.80%, 3/15/22	United States	63,000,000	65,913,750
[f]Digicel Ltd., senior note, 144A, 6.75%, 3/01/23	Bermuda	73,300,000	71,057,386
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	43,900,000	45,930,375
senior note, 8.50%, 4/15/20	United States	51,150,000	57,671,625
senior note, 9.25%, 7/01/21	United States	63,600,000	74,014,500
senior note, 8.75%, 4/15/22	United States	48,900,000	54,523,500
senior note, 7.125%, 1/15/23	United States	123,050,000	126,433,875
Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	170,000,000	160,543,750
Intelsat Luxembourg SA,
senior bond, 8.125%, 6/01/23	Luxembourg	28,000,000	25,795,000
senior note, 7.75%, 6/01/21	Luxembourg	43,000,000	39,667,500
[f]Millicom International Cellular SA, senior note, 144A, 6.625%,
10/15/21	Luxembourg	37,900,000	40,079,250
[f]SoftBank Corp., senior note, 144A, 4.50%, 4/15/20	Japan	70,000,000	71,443,750
Sprint Capital Corp., senior bond, 6.875%, 11/15/28	United States	126,000,000	116,235,000
Sprint Communications Inc.,
6.00%, 12/01/16	United States	164,000,000	171,523,500
11.50%, 11/15/21	United States	200,000,000	242,500,000
senior note, 9.125%, 3/01/17	United States	75,000,000	82,125,000
senior note, 8.375%, 8/15/17	United States	172,700,000	188,027,125
senior note, 7.00%, 8/15/20	United States	57,500,000	58,685,938
senior note, 6.00%, 11/15/22	United States	185,000,000	176,443,750
[f]senior note, 144A, 9.00%, 11/15/18	United States	180,000,000	207,000,000
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	187,350,000	192,033,750
senior bond, 7.125%, 6/15/24	United States	245,650,000	241,965,250
senior note, 7.625%, 2/15/25	United States	100,000,000	100,125,000
T-Mobile USA Inc.,
senior bond, 6.625%, 4/01/23	United States	50,000,000	52,625,000
senior bond, 6.50%, 1/15/24	United States	32,300,000	33,834,250
senior bond, 6.375%, 3/01/25	United States	43,000,000	44,479,200
senior note, 6.464%, 4/28/19	United States	125,000,000	129,218,750

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
T-Mobile USA Inc., (continued)
senior note, 6.542%, 4/28/20	United States	45,000,000		$47,531,250
senior note, 6.25%, 4/01/21	United States	100,000,000		104,375,000
senior note, 6.633%, 4/28/21	United States	50,000,000		52,562,500
senior note, 6.731%, 4/28/22	United States	50,000,000		52,812,500
senior note, 6.00%, 3/01/23	United States	30,000,000		30,815,700
senior note, 6.836%, 4/28/23	United States	50,000,000		52,812,500
[f]Telecom Italia SpA, senior note, 144A, 5.303%, 5/30/24	Italy	70,000,000		73,675,000
Verizon Communications Inc.,
senior bond, 6.55%, 9/15/43	United States	40,000,000		52,015,400
senior note, 5.15%, 9/15/23	United States	52,700,000		60,461,761
[f]Wind Acquisition Finance SA,
senior note, 144A, 7.375%, 4/23/21	Italy	290,000,000		302,143,750
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	50,000,000		50,312,500
				3,802,011,635
Utilities 2.0%
The AES Corp., senior bond,
4.875%, 5/15/23	United States	110,000,000		106,837,500
5.50%, 3/15/24	United States	50,000,000		50,250,000
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	250,000,000		252,812,500
senior note, 5.375%, 1/15/23	United States	215,000,000		216,075,000
[f]senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	53,270,000		59,140,354
[f]senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	58,700,000		63,718,850
[f]senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	28,200,000		30,315,000
[b,f]Dynegy Finance I Inc./Dynegy Finance II Inc., senior note, 144A,
6.75%, 11/01/19	United States	270,000,000		279,787,500
7.375%, 11/01/22	United States	256,700,000		270,818,500
[b]Dynegy Inc., senior note, 5.875%, 6/01/23	United States	100,000,000		97,750,000
GenOn Energy Inc., senior note, 7.875%, 6/15/17	United States	50,000,000		50,000,000
[f]InterGen NV,
secured bond, 144A, 7.00%, 6/30/23	Netherlands	143,700,000		139,748,250
secured note, 144A, 7.50%, 6/30/21	Netherlands	35,800,000	GBP	52,335,269
NGL Energy Partners LP/NGL Energy Finance Corp., senior note,
5.125%, 7/15/19	United States	23,200,000		22,852,000
6.875%, 10/15/21	United States	65,000,000		68,250,000
NRG Energy Inc.,
senior bond, 6.625%, 3/15/23	United States	20,000,000		20,800,000
senior note, 6.25%, 7/15/22	United States	25,000,000		25,843,750
[f]NRG Yield Operating LLC, senior bond, 144A, 5.375%, 8/15/24	United States	39,900,000		41,695,500
				1,849,029,973
Total Corporate Bonds (Cost $35,203,531,241)				35,305,105,316
[l,m]Senior Floating Rate Interests 3.2%
Consumer Discretionary 1.2%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/30/21	United States	29,775,000		29,728,491
Altice Financing SA, Loans, 5.50%, 6/24/19	Luxembourg	49,375,000		50,152,656
iHeartCommunications Inc.,
Tranche D Term Loan, 6.928%, 1/30/19	United States	727,373,595		693,550,723
Tranche E Term Loan, 7.678%, 7/30/19	United States	200,744,256		194,069,510

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
[l,m]Senior Floating Rate Interests (continued)
Consumer Discretionary (continued)
[b]R.H. Donnelley Inc., Term Loan B, 9.75%, 12/30/16	United States	16,357,100	$11,395,452
TOMS Shoes LLC, Term Loan B, 6.50%, 10/31/20	United States	25,000,000	23,208,325
TWCC Holding Corp., Second Lien Term Loan, 7.00%, 6/26/20	United States	50,000,000	44,500,000
Visant Corp. (Jostens), Initial Term Loan, 7.00%, 9/23/21	United States	99,500,000	100,308,438
			1,146,913,595
Consumer Staples 0.1%
U.S. Foods Inc., Term Loan, 4.50%, 3/31/19	United States	98,250,000	98,381,557
Energy 0.8%
[h]American Energy - Utica LLC, Second Lien Loans, PIK, 11.00%,
9/30/18	United States	36,491,176	33,571,882
Callon Petroleum Co., Second Lien Term Loan, 8.50%, 10/07/21	United States	79,500,000	77,777,474
[g]CJ Holding Co.,
B-2 Term Loan, 8.50%, 3/24/22	United States	50,000,000	44,395,850
Term Loan B-1, 7.75%, 3/24/20	United States	50,000,000	44,770,850
Drillships Financing Holding Inc., Tranche B-1 Term Loan, 6.00%,
3/31/21	Marshall Islands	246,992,462	189,196,226
Drillships Ocean Ventures Inc. and Drillships Vent, Term Loan, 5.50%,
7/25/21	United States	49,750,000	41,441,750
Fieldwood Energy LLC, Second Lien Loans, 8.375%, 9/30/20	United States	219,261,084	161,362,563
NGPL Pipeco LLC, Term Loan, 6.75%, 9/15/17	United States	137,668,360	131,955,123
			724,471,718
Health Care 0.1%
Community Health Systems Inc., 2021 Term D Loan, 4.25%,
1/27/21	United States	49,375,000	49,673,324
Industrials 0.2%
[b]CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United States	20,320,197	19,062,885
CEVA Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21	Netherlands	21,214,286	19,901,652
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%,
3/19/21	Canada	3,657,636	3,431,319
CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.50%, 3/19/21	United States	29,261,084	27,450,554
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	36,555,232	36,776,099
Stena International SA, Loans, 4.00%, 3/03/21	Sweden	99,000,000	89,595,000
			196,217,509
Information Technology 0.6%
First Data Corp.,
2018 New Dollar Term Loan, 3.674%, 3/24/18	United States	402,993,460	403,287,242
Second New Dollar Term Loan, 3.674%, 3/24/17	United States	88,000,000	88,064,152
Freescale Semiconductor Inc., Tranche B-4 Term Loan, 4.25%,
2/28/20	United States	9,949,622	9,983,381
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	41,082,360	41,326,307
			542,661,082
Materials 0.2%
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	49,747,475	45,110,314
Walter Energy Inc., B Term Loan, 7.25%, 4/01/18	United States	204,400,000	124,902,912
			170,013,226

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
[l,m]Senior Floating Rate Interests (continued)
Utilities 0.0%†
Intergen NV, Term Advance, 5.50%, 6/13/20	Netherlands	44,200,188	$43,003,114
Total Senior Floating Rate Interests
(Cost $3,139,069,397)			2,971,335,125

		Shares
Escrows and Litigation Trusts 0.0%†
[a]Motors Liquidation Co., Escrow Account	United States	400,000,000	40,000
[a]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000	110,000
[a,n]SuperMedia Inc., Litigation Trust	United States	30,326,101	—
Total Escrows and Litigation Trusts
(Cost $2,757,417)			150,000
Total Investments before Short Term Investments
(Cost $85,949,936,680)			89,239,652,116

		Principal
		Amount*
Short Term Investments 2.7%
U.S. Government and Agency Securities 2.4%
[o]FHLB, 4/01/15 - 5/01/15	United States	1,362,505,000	1,362,493,733
[o]FHLMC, 4/01/15	United States	325,000,000	325,000,000
[o]FNMA, 4/22/15	United States	94,475,000	94,474,055
[o,p]U.S. Treasury Bills, 4/02/15 - 7/02/15	United States	446,750,000	446,739,263
Total U.S. Government and Agency Securities
(Cost $2,228,704,660)			2,228,707,051
Total Investments before Money Market Funds
(Cost $88,178,641,340)			91,468,359,167

		Shares
Money Market Funds (Cost $280,728,942) 0.2%
[a,q]Institutional Fiduciary Trust Money Market Portfolio	United States	280,728,942	280,728,942
[r]Investments from Cash Collateral Received for Loaned
Securities 0.1%
Money Market Funds 0.1%
[a,q]Institutional Fiduciary Trust Money Market Portfolio	United States	55,000,000	55,000,000
Repurchase Agreements 0.0%†
Joint Repurchase Agreement, 0.11%, 4/01/15
(Maturity Value $5,934,512)	United States	5,934,494	5,934,494
[s]BNP Paribas Securities Corp. (Maturity Value $5,934,512)
Collateralized by U.S. Treasury Notes, 0.375% - 2.75%,
4/15/15 - 4/30/19; U.S Treasury Strips, 8/15/15 - 11/15/23
(valued at $6,053,184)
Total Investments from Cash Collateral Received for
Loaned Securities (Cost $60,934,494)			60,934,494
Total Investments (Cost $88,520,304,776) 99.3%			91,810,022,603
Options Written (0.0)%†			(1,492,500)
Other Assets, less Liabilities 0.7%			612,666,137
Net Assets 100.0%			$92,421,196,240

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Number of
	Country	Contracts	Value
[t]Options Written (0.0)%†
Calls – Exchange-Traded
Financials (0.0)%†
Citigroup Inc., April Strike Price $53, Expires 4/17/15	United States	5,000	$(230,000)
Puts – Exchange-Traded
Information Technology (0.0)%†
Google Inc., C, April Strike Price $535, Expires 4/17/15	United States	1,500	(990,000)
Xilinx Inc., April Strike Price $38, Expires 4/17/15	United States	2,500	(47,500)
			(1,037,500)
Energy (0.0)%†
Halliburton Co., April Strike Price $40, Expires 4/17/15	United States	10,000	(100,000)
Schlumberger Ltd., April Strike Price $77.50, Expires 4/17/15	United States	5,000	(125,000)
			(225,000)
			(1,262,500)
Total Options Written
(Premiums Received $1,880,485)			$(1,492,500)

See Abbreviations on page 129.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 10 regarding holdings of 5% voting securities.
cA portion or all of the security is held in connection with written option contracts open at period end.
dSee Note 8 regarding restricted securities.
eSee Note 1(g) regarding equity-linked securities.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2015, the aggregate value of these securities was $19,027,767,656, representing 20.59% of net assets.
gA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).
hIncome may be received in additional securities and/or cash.
iA portion or all of the security is on loan at March 31, 2015. See Note 1(h).
jPrincipal amount is stated in 1,000 Units.
kPerpetual security with no stated maturity date.
lThe coupon rate shown represents the rate at period end.
mSee Note 1(j) regarding senior floating rate interests.
nSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2015, the value of this security was $–.
oThe security is traded on a discount basis with no stated coupon rate.
pSecurity or a portion of the security has been pledged as collateral for written options contracts. At March 31, 2015, the aggregate value of these securities and/or cash pledged as collateral was $446,739,263, representing 0.48% of net assets.
qSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
rSee Note 1(h) regarding securities on loan.
sSee Note 1(c) regarding joint repurchase agreements.
tSee Note 1(e) regarding written options.

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				FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin U.S. Government Securities Fund
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.48	$6.53	$6.91	$6.92	$6.81	$6.69
Income from investment operations[a]:
Net investment income[b]	0.08	0.17	0.15	0.20	0.24	0.25
Net realized and unrealized gains (losses)	0.06	0.01	(0.29)	0.04	0.15	0.14
Total from investment operations	0.14	0.18	(0.14)	0.24	0.39	0.39
Less distributions from net investment
income	(0.11)	(0.23)	(0.24)	(0.25)	(0.28)	(0.27)
Net asset value, end of period	$6.51	$6.48	$6.53	$6.91	$6.92	$6.81

Total return[c]	2.15%	2.80%	(2.03)%	3.49%	5.93%	5.94%

Ratios to average net assets[d]
Expenses	0.76%[e]	0.75%[e]	0.73%	0.73%	0.72%	0.73%
Net investment income	2.46%	2.62%	2.17%	2.86%	3.55%	3.70%

Supplemental data
Net assets, end of period (000’s)	$4,241,263	$4,323,990	$5,138,613	$6,861,193	$6,423,821	$6,771,471
Portfolio turnover rate	32.68%	69.73%	46.16%	40.15%	20.23%	47.41%
Portfolio turnover rate excluding mortgage
dollar rolls[f]	23.45%	38.79%	40.83%	40.15%	20.23%	47.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
fSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.44	$6.49	$6.86	$6.88	$6.77	$6.66
Income from investment operations[a]:
Net investment income[b]	0.06	0.14	0.11	0.16	0.21	0.21
Net realized and unrealized gains (losses)	0.05	0.01	(0.28)	0.03	0.15	0.14
Total from investment operations	0.11	0.15	(0.17)	0.19	0.36	0.35
Less distributions from net investment
income	(0.09)	(0.20)	(0.20)	(0.21)	(0.25)	(0.24)
Net asset value, end of period	$6.46	$6.44	$6.49	$6.86	$6.88	$6.77

Total return[c]	1.75%	2.30%	(2.45)%	2.85%	5.44%	5.28%

Ratios to average net assets[d]
Expenses	1.26%[e]	1.25%[e]	1.23%	1.23%	1.23%	1.24%
Net investment income	1.96%	2.12%	1.67%	2.36%	3.04%	3.19%

Supplemental data
Net assets, end of period (000’s)	$1,115,547	$1,190,720	$1,640,787	$2,981,724	$2,294,707	$2,484,847
Portfolio turnover rate	32.68%	69.73%	46.16%	40.15%	20.23%	47.41%
Portfolio turnover rate excluding mortgage
dollar rolls[f]	23.45%	38.79%	40.83%	40.15%	20.23%	47.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
fSee Note 1(i) regarding mortgage dollar rolls.

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				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.48	$6.53	$6.90	$6.91	$6.81	$6.69
Income from investment operations[a]:
Net investment income[b]	0.07	0.15	0.12	0.17	0.22	0.23
Net realized and unrealized gains (losses)	0.05	0.01	(0.27)	0.04	0.14	0.13
Total from investment operations	0.12	0.16	(0.15)	0.21	0.36	0.36
Less distributions from net investment
income	(0.10)	(0.21)	(0.22)	(0.22)	(0.26)	(0.24)
Net asset value, end of period	$6.50	$6.48	$6.53	$6.90	$6.91	$6.81

Total return[c]	1.81%	2.44%	(2.27)%	3.13%	5.41%	5.55%

Ratios to average net assets[d]
Expenses	1.11%[e]	1.10%[e]	1.08%	1.08%	1.08%	1.09%
Net investment income	2.11%	2.27%	1.82%	2.51%	3.19%	3.34%

Supplemental data
Net assets, end of period (000’s)	$71,498	$74,442	$94,110	$141,140	$131,692	$140,147
Portfolio turnover rate	32.68%	69.73%	46.16%	40.15%	20.23%	47.41%
Portfolio turnover rate excluding mortgage
dollar rolls[f]	23.45%	38.79%	40.83%	40.15%	20.23%	47.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
fSee Note 1(i) regarding mortgage dollar rolls.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 89

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended	Year Ended
	March 31, 2015	September 30,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.50	$6.55	$6.76
Income from investment operations[b]:
Net investment income[c]	0.09	0.19	0.07
Net realized and unrealized gains (losses)	0.05	0.01	(0.17)
Total from investment operations	0.14	0.20	(0.10)
Less distributions from net investment income	(0.12)	(0.25)	(0.11)
Net asset value, end of period	$6.52	$6.50	$6.55

Total return[d]	2.13%	3.08%	(1.53)%

Ratios to average net assets[e]
Expenses	0.47%[f]	0.47%[f]	0.46%
Net investment income	2.75%	2.90%	2.44%

Supplemental data
Net assets, end of period (000’s)	$366,326	$497,246	$480,590
Portfolio turnover rate	32.68%	69.73%	46.16%
Portfolio turnover rate excluding mortgage dollar rolls[g]	23.45%	38.79%	40.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
gSee Note 1(i) regarding mortgage dollar rolls.

90 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.50	$6.55	$6.93	$6.94	$6.83	$6.71
Income from investment operations[a]:
Net investment income[b]	0.08	0.18	0.16	0.21	0.25	0.26
Net realized and unrealized gains (losses)	0.06	0.01	(0.29)	0.04	0.15	0.14
Total from investment operations	0.14	0.19	(0.13)	0.25	0.40	0.40
Less distributions from net investment
income	(0.11)	(0.24)	(0.25)	(0.26)	(0.29)	(0.28)
Net asset value, end of period	$6.53	$6.50	$6.55	$6.93	$6.94	$6.83

Total return[c]	2.22%	2.94%	(1.86)%	3.63%	6.08%	6.06%

Ratios to average net assets[d]
Expenses	0.61%[e]	0.60%[e]	0.58%	0.58%	0.58%	0.59%
Net investment income	2.61%	2.77%	2.32%	3.01%	3.69%	3.84%

Supplemental data
Net assets, end of period (000’s)	$633,389	$652,737	$949,085	$1,586,928	$1,478,504	$1,193,213
Portfolio turnover rate	32.68%	69.73%	46.16%	40.15%	20.23%	47.41%
Portfolio turnover rate excluding mortgage
dollar rolls[f]	23.45%	38.79%	40.83%	40.15%	20.23%	47.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
fSee Note 1(i) regarding mortgage dollar rolls.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 91

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2015 (unaudited)

Franklin U.S. Government Securities Fund
	Principal
	Amount	Value
Mortgage-Backed Securities 97.7%
[a]Government National Mortgage Association (GNMA) Adjustable Rate 0.9%
GNMA, 1.625% - 2.00%, 10/20/39 - 5/20/40	$56,792,407	$58,998,014
Government National Mortgage Association (GNMA) Fixed Rate 96.8%
GNMA GP 30 Year, 8.25%, 3/15/17 - 5/15/17	14,649	14,710
GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16	43,892	44,365
GNMA GP 30 Year, 11.25%, 10/15/15 - 12/15/15	4,929	4,952
GNMA I SF 15 Year, 6.50%, 5/15/18	67,434	69,813
GNMA I SF 30 Year, 3.50%, 4/15/43 - 5/15/43	45,077,960	48,228,016
GNMA I SF 30 Year, 4.00%, 12/15/40 - 9/15/41	17,515,227	19,037,355
GNMA I SF 30 Year, 4.50%, 2/15/39 - 6/15/39	52,646,988	58,849,600
GNMA I SF 30 Year, 4.50%, 6/15/39 - 10/15/39	52,696,452	58,383,154
GNMA I SF 30 Year, 4.50%, 10/15/39 - 1/15/40	46,923,444	52,209,712
GNMA I SF 30 Year, 4.50%, 1/15/40 - 4/15/40	49,998,287	55,506,003
GNMA I SF 30 Year, 4.50%, 4/15/40 - 6/15/40	57,370,895	63,565,611
GNMA I SF 30 Year, 4.50%, 6/15/40	55,032,710	61,450,415
GNMA I SF 30 Year, 4.50%, 7/15/40	42,833,078	47,411,954
GNMA I SF 30 Year, 4.50%, 7/15/40	30,780,293	34,239,740
GNMA I SF 30 Year, 4.50%, 7/15/40 - 8/15/40	43,675,909	48,393,299
GNMA I SF 30 Year, 4.50%, 8/15/40 - 4/15/41	54,622,015	60,541,736
GNMA I SF 30 Year, 4.50%, 4/15/41 - 6/15/41	30,541,813	34,296,649
GNMA I SF 30 Year, 5.00%, 2/15/33 - 9/15/33	56,094,554	63,114,625
GNMA I SF 30 Year, 5.00%, 9/15/33 - 1/15/34	56,534,487	63,618,005
GNMA I SF 30 Year, 5.00%, 1/15/34 - 12/15/35	56,869,690	63,886,876
GNMA I SF 30 Year, 5.00%, 3/15/36 - 8/15/39	55,683,406	62,325,696
GNMA I SF 30 Year, 5.00%, 8/15/39 - 9/15/39	56,469,297	63,248,363
GNMA I SF 30 Year, 5.00%, 9/15/39 - 10/15/39	55,312,910	62,260,743
GNMA I SF 30 Year, 5.00%,10/15/39	44,124,022	49,848,236
GNMA I SF 30 Year, 5.00%,10/15/39 - 11/15/39	50,975,834	57,752,733
GNMA I SF 30 Year, 5.00%,11/15/39	22,845,887	25,902,553
GNMA I SF 30 Year, 5.00%,11/15/39 - 12/15/39	53,645,386	60,805,068
GNMA I SF 30 Year, 5.00%,12/15/39 - 2/15/40	53,142,424	59,948,462
GNMA I SF 30 Year, 5.00%, 2/15/40 - 3/15/40	46,664,306	52,877,325
GNMA I SF 30 Year, 5.00%, 3/15/40 - 5/15/40	53,401,208	60,355,905
GNMA I SF 30 Year, 5.00%, 5/15/40 - 6/15/40	53,674,896	60,807,659
GNMA I SF 30 Year, 5.00%, 6/15/40	35,919,537	40,710,336
GNMA I SF 30 Year, 5.00%, 9/15/40	46,292,230	51,791,137
GNMA I SF 30 Year, 5.50%, 5/15/28 - 4/15/33	56,381,499	64,061,997
GNMA I SF 30 Year, 5.50%, 4/15/33 - 7/15/33	56,432,715	64,123,109
GNMA I SF 30 Year, 5.50%, 7/15/33 - 4/15/35	51,998,178	59,206,792
GNMA I SF 30 Year, 5.50%, 4/15/35 - 6/15/38	54,966,904	62,420,841
GNMA I SF 30 Year, 5.50%, 6/15/38 - 1/15/39	39,426,397	44,670,235
GNMA I SF 30 Year, 5.50%, 2/15/39 - 2/15/40	56,729,389	64,222,436
GNMA I SF 30 Year, 6.00%, 10/15/23 - 9/15/32	55,673,061	64,169,187
GNMA I SF 30 Year, 6.00%, 9/15/32 - 11/15/35	48,623,738	56,385,892
GNMA I SF 30 Year, 6.00%, 12/15/35 - 2/15/37	54,176,396	62,855,044
GNMA I SF 30 Year, 6.00%, 2/15/37 - 2/15/38	55,303,287	63,613,378
GNMA I SF 30 Year, 6.00%, 2/15/38 - 2/15/39	50,631,348	57,759,814
GNMA I SF 30 Year, 6.00%, 12/15/39	18,353,713	20,901,597
GNMA I SF 30 Year, 6.50%, 5/15/23 - 12/15/31	55,871,586	64,229,567
GNMA I SF 30 Year, 6.50%, 12/15/31 - 8/15/37	28,477,678	33,188,012
GNMA I SF 30 Year, 6.75%, 3/15/26	9,737	11,150

92 | Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities Fund (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 7.00%, 4/15/16 - 6/15/32	$56,717,890	$64,102,497
GNMA I SF 30 Year, 7.00%, 6/15/32 - 9/15/32	519,306	572,318
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	230,973	251,232
GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/33	18,071,447	20,194,480
GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22	118,937	119,592
GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30	8,814,539	9,358,386
GNMA I SF 30 Year, 8.50%, 6/15/16 - 5/15/25	1,867,438	1,995,060
GNMA I SF 30 Year, 9.00%, 11/15/15 - 7/15/23	2,036,251	2,131,254
GNMA I SF 30 Year, 9.50%, 5/15/16 - 8/15/22	1,675,766	1,721,924
GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25	1,579,133	1,633,410
GNMA I SF 30 Year, 10.50%, 9/15/15 - 10/15/21	899,475	930,426
GNMA I SF 30 Year, 11.00%, 7/15/15 - 5/15/21	189,894	193,139
GNMA I SF 30 Year, 11.50%, 9/15/15 - 2/15/16	14,624	14,774
GNMA I SF 30 Year, 12.00%, 4/15/15 - 12/15/15	13,883	13,929
GNMA I SF 30 Year, 12.50%, 5/15/15 - 9/15/15	1,409	1,411
GNMA I SF 30 Year, 13.00%, 6/15/15 - 9/15/15	640	643
GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17	10,831	10,920
GNMA II SF 30 Year, 3.00%, 2/20/45	16,202,238	16,730,809
GNMA II SF 30 Year, 3.50%, 10/20/40 - 6/20/42	26,149,853	27,601,525
GNMA II SF 30 Year, 3.50%, 7/20/42	108,205,980	114,213,246
GNMA II SF 30 Year, 3.50%, 8/20/42	40,381,070	42,671,734
GNMA II SF 30 Year, 3.50%, 9/20/42	234,650,460	247,677,623
GNMA II SF 30 Year, 3.50%, 10/20/42	48,705,473	51,409,498
GNMA II SF 30 Year, 3.50%, 11/20/42 - 2/20/43	56,611,359	59,829,877
GNMA II SF 30 Year, 3.50%, 2/20/43 - 3/20/43	16,853,392	17,815,205
GNMA II SF 30 Year, 3.50%, 4/20/43 - 5/20/43	53,930,931	56,930,478
GNMA II SF 30 Year, 3.50%, 5/20/43	67,613,734	71,367,696
GNMA II SF 30 Year, 3.50%, 6/20/43	77,951,433	82,279,384
GNMA II SF 30 Year, 3.50%, 8/20/43	57,857,558	61,070,010
GNMA II SF 30 Year, 3.50%, 6/20/44 - 8/20/44	47,044,815	49,634,667
GNMA II SF 30 Year, 3.50%, 12/20/44	167,548,227	176,631,306
GNMA II SF 30 Year, 3.50%, 1/20/45	20,134,680	21,231,274
[b]GNMA II SF 30 Year, 3.50%, 4/01/45	69,000,000	72,609,026
GNMA II SF 30 Year, 4.00%, 5/20/40 - 10/20/40	25,504,327	27,392,939
GNMA II SF 30 Year, 4.00%, 11/20/40	76,588,054	82,265,117
GNMA II SF 30 Year, 4.00%, 12/20/40	44,490,426	47,786,570
GNMA II SF 30 Year, 4.00%, 1/20/41 - 6/20/41	48,733,043	52,341,284
GNMA II SF 30 Year, 4.00%, 7/20/41	65,758,152	70,629,026
GNMA II SF 30 Year, 4.00%, 9/20/41	75,563,611	81,155,759
GNMA II SF 30 Year, 4.00%, 10/20/41	90,135,533	96,807,536
GNMA II SF 30 Year, 4.00%, 11/20/41	80,657,848	86,630,560
GNMA II SF 30 Year, 4.00%, 2/20/44 - 9/20/44	58,910,483	64,194,934
GNMA II SF 30 Year, 4.00%, 10/20/44	89,731,318	96,206,330
GNMA II SF 30 Year, 4.00%, 11/20/44	209,593,317	224,770,315
GNMA II SF 30 Year, 4.00%, 12/20/44	208,830,129	224,023,523
[b]GNMA II SF 30 Year, 4.00%, 4/01/45	11,000,000	11,720,586
GNMA II SF 30 Year, 4.50%, 5/20/33 - 11/20/39	40,574,665	44,391,694
GNMA II SF 30 Year, 4.50%, 12/20/39	56,261,777	61,547,899
GNMA II SF 30 Year, 4.50%, 1/20/40 - 6/20/40	39,661,588	43,396,502
GNMA II SF 30 Year, 4.50%, 7/20/40	22,356,812	24,445,937
GNMA II SF 30 Year, 4.50%, 5/20/41	72,653,451	79,267,450

franklintempleton.com	Semiannual Report | 93

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities Fund (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 4.50%, 6/20/41	$21,596,220	$23,557,342
GNMA II SF 30 Year, 4.50%, 6/20/41	88,418,703	96,447,881
GNMA II SF 30 Year, 4.50%, 7/20/41	94,072,119	102,616,941
GNMA II SF 30 Year, 4.50%, 8/20/41	11,721,446	12,782,851
GNMA II SF 30 Year, 4.50%, 9/20/41	122,450,102	133,499,962
GNMA II SF 30 Year, 4.50%, 10/20/41	92,018,179	100,308,060
GNMA II SF 30 Year, 4.50%, 8/20/42	4,469,562	4,878,609
GNMA II SF 30 Year, 4.50%, 2/20/44	58,965,904	64,103,411
GNMA II SF 30 Year, 5.00%, 7/20/33 - 9/20/33	48,509,680	54,436,582
GNMA II SF 30 Year, 5.00%, 10/20/33 - 3/20/36	56,898,490	63,859,180
GNMA II SF 30 Year, 5.00%, 7/20/39 - 12/20/39	44,723,793	50,185,853
GNMA II SF 30 Year, 5.00%, 4/20/40 - 5/20/40	33,476,731	37,559,143
GNMA II SF 30 Year, 5.00%, 6/20/40 - 9/20/41	41,893,892	47,008,700
GNMA II SF 30 Year, 5.50%, 6/20/34 - 11/20/34	44,931,812	50,937,504
GNMA II SF 30 Year, 5.50%, 12/20/34 - 3/20/35	56,336,328	63,868,171
GNMA II SF 30 Year, 5.50%, 5/20/35 - 4/20/38	50,274,928	56,985,521
GNMA II SF 30 Year, 5.50%, 6/20/38 - 4/20/40	25,102,307	28,313,900
GNMA II SF 30 Year, 6.00%, 10/20/23 - 6/20/35	54,610,487	63,113,285
GNMA II SF 30 Year, 6.00%, 7/20/35 - 7/20/38	52,378,147	59,945,726
GNMA II SF 30 Year, 6.00%, 8/20/38 - 7/20/39	20,462,654	23,270,607
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	43,565,491	50,855,869
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	8,841,894	10,843,968
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	2,132,874	2,497,458
GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30	1,023,290	1,215,993
GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25	380,907	408,229
GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/21	82,020	90,394
GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25	94,143	101,078
GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21	129,077	141,339
GNMA II SF 30 Year, 10.50%, 8/20/15 - 1/20/21	240,598	250,435
GNMA II SF 30 Year, 11.00%, 10/20/15 - 1/20/21	45,920	46,516
GNMA II SF 30 Year, 11.50%, 7/20/15 - 1/20/18	3,976	4,039
GNMA II SF 30 Year, 12.00%, 9/20/15 - 12/20/15	2,244	2,256
GNMA II SF 30 Year, 12.50%, 5/20/15 - 11/20/15	297	297
		6,219,379,671
Total Mortgage-Backed Securities (Cost $5,994,087,800)		6,278,377,685

	Shares

Short Term Investments (Cost $226,922,199) 3.5%
Money Market Funds 3.5%
[c,d]Institutional Fiduciary Trust Money Market Portfolio	226,922,199	226,922,199
Total Investments (Cost $6,221,009,999) 101.2%		6,505,299,884
Other Assets, less Liabilities (1.2)%		(77,277,436)
Net Assets 100.0%		$6,428,022,448

See Abbreviations on page 129.

aThe coupon rate shown represents the rate at period end.
bSecurity purchased on a to-be-announced (TBA) basis. See Note 1(d).
cNon-income producing.
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

94 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Utilities Fund
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.58	$14.62	$14.04	$12.42	$11.44	$10.74
Income from investment operations[a]:
Net investment income[b]	0.24	0.49	0.49	0.48	0.44	0.43
Net realized and unrealized gains (losses)	0.80	2.00	0.60	1.60	0.97	0.88
Total from investment operations	1.04	2.49	1.09	2.08	1.41	1.31
Less distributions from:
Net investment income	(0.25)	(0.49)	(0.51)	(0.46)	(0.43)	(0.45)
Net realized gains	(0.42)	(0.04)	—	—	—	(0.16)
Total distributions	(0.67)	(0.53)	(0.51)	(0.46)	(0.43)	(0.61)
Net asset value, end of period	$16.95	$16.58	$14.62	$14.04	$12.42	$11.44

Total return[c]	6.19%	17.24%	7.92%	16.99%	12.50%	12.69%

Ratios to average net assets[d]
Expenses	0.74%[e]	0.75%[e,f]	0.75%[f]	0.76%	0.76%	0.78%
Net investment income	2.71%	3.05%	3.34%	3.61%	3.67%	3.91%

Supplemental data
Net assets, end of period (000’s)	$4,004,688	$3,717,397	$3,275,129	$3,076,131	$2,220,083	$1,823,972
Portfolio turnover rate	3.69%	8.10%	4.57%	1.27%	5.21%	5.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.50	$14.56	$13.98	$12.37	$11.40	$10.71
Income from investment operations[a]:
Net investment income[b]	0.19	0.41	0.41	0.42	0.38	0.37
Net realized and unrealized gains (losses)	0.80	1.98	0.61	1.58	0.96	0.88
Total from investment operations	0.99	2.39	1.02	2.00	1.34	1.25
Less distributions from:
Net investment income	(0.19)	(0.41)	(0.44)	(0.39)	(0.37)	(0.40)
Net realized gains	(0.42)	(0.04)	—	—	—	(0.16)
Total distributions	(0.61)	(0.45)	(0.44)	(0.39)	(0.37)	(0.56)
Net asset value, end of period	$16.88	$16.50	$14.56	$13.98	$12.37	$11.40

Total return[c]	5.97%	16.61%	7.40%	16.32%	12.00%	12.08%

Ratios to average net assets[d]
Expenses	1.24%[e]	1.25%[e,f]	1.25%[f]	1.26%	1.26%	1.28%
Net investment income	2.21%	2.55%	2.84%	3.11%	3.17%	3.41%

Supplemental data
Net assets, end of period (000’s)	$1,051,890	$986,318	$845,173	$774,711	$528,391	$405,024
Portfolio turnover rate	3.69%	8.10%	4.57%	1.27%	5.21%	5.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.52	$14.58	$14.00	$12.39	$11.41	$10.71
Income from investment operations[a]:
Net investment income[b]	0.20	0.43	0.44	0.44	0.40	0.39
Net realized and unrealized gains (losses)	0.81	1.99	0.60	1.58	0.97	0.88
Total from investment operations	1.01	2.42	1.04	2.02	1.37	1.27
Less distributions from:
Net investment income	(0.21)	(0.44)	(0.46)	(0.41)	(0.39)	(0.41)
Net realized gains	(0.42)	(0.04)	—	—	—	(0.16)
Total distributions	(0.63)	(0.48)	(0.46)	(0.41)	(0.39)	(0.57)
Net asset value, end of period	$16.90	$16.52	$14.58	$14.00	$12.39	$11.41

Total return[c]	6.05%	16.75%	7.56%	16.55%	12.14%	12.33%

Ratios to average net assets[d]
Expenses	1.09%[e]	1.10%[e,f]	1.10%[f]	1.11%	1.11%	1.13%
Net investment income	2.36%	2.70%	2.99%	3.26%	3.32%	3.56%

Supplemental data
Net assets, end of period (000’s)	$100,435	$95,498	$86,216	$80,478	$51,732	$42,285
Portfolio turnover rate	3.69%	8.10%	4.57%	1.27%	5.21%	5.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended	Year Ended
	March 31, 2015	September 30,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.68	$14.71	$15.88
Income from investment operations[b]:
Net investment income[c]	0.26	0.53	0.25
Net realized and unrealized gains (losses)	0.81	2.01	(1.17)
Total from investment operations	1.07	2.54	(0.92)
Less distributions from:
Net investment income	(0.27)	(0.53)	(0.25)
Net realized gains	(0.42)	(0.04)	—
Total distributions	(0.69)	(0.57)	(0.25)
Net asset value, end of period	$17.06	$16.68	$14.71

Total return[d]	6.38%	17.51%	(5.79)%

Ratios to average net assets[e]
Expenses	0.48%[f]	0.48%[f,g]	0.48%[g]
Net investment income	2.97%	3.32%	3.61%

Supplemental data
Net assets, end of period (000’s)	$235,185	$236,437	$218,746
Portfolio turnover rate	3.69%	8.10%	4.57%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.68	$14.71	$14.12	$12.49	$11.50	$10.79
Income from investment operations[a]:
Net investment income[b]	0.25	0.52	0.50	0.51	0.46	0.45
Net realized and unrealized gains (losses)	0.81	2.00	0.62	1.60	0.97	0.89
Total from investment operations	1.06	2.52	1.12	2.11	1.43	1.34
Less distributions from:
Net investment income	(0.26)	(0.51)	(0.53)	(0.48)	(0.44)	(0.47)
Net realized gains	(0.42)	(0.04)	—	—	—	(0.16)
Total distributions	(0.68)	(0.55)	(0.53)	(0.48)	(0.44)	(0.63)
Net asset value, end of period	$17.06	$16.68	$14.71	$14.12	$12.49	$11.50

Total return[c]	6.31%	17.37%	8.11%	17.15%	12.68%	12.89%

Ratios to average net assets[d]
Expenses	0.59%[e]	0.60%[e,f]	0.60%[f]	0.61%	0.61%	0.63%
Net investment income	2.86%	3.20%	3.49%	3.76%	3.82%	4.06%

Supplemental data
Net assets, end of period (000’s)	$625,675	$562,202	$343,082	$574,803	$347,983	$222,788
Portfolio turnover rate	3.69%	8.10%	4.57%	1.27%	5.21%	5.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2015 (unaudited)

Franklin Utilities Fund
	Country	Shares	Value
Common Stocks 98.3%
Diversified Telecommunication Services 1.8%
AT&T Inc.	United States	1,600,000	$52,240,000
Verizon Communications Inc.	United States	1,200,000	58,356,000
			110,596,000
Electric Utilities 47.4%
ALLETE Inc.	United States	1,000,000	52,760,000
American Electric Power Co. Inc.	United States	4,100,000	230,625,000
Duke Energy Corp.	United States	3,550,000	272,569,000
Edison International	United States	4,400,000	274,868,000
Entergy Corp.	United States	1,400,000	108,486,000
Eversource Energy	United States	1,700,000	85,884,000
Exelon Corp.	United States	6,600,000	221,826,000
FirstEnergy Corp.	United States	2,300,000	80,638,000
Great Plains Energy Inc.	United States	4,300,000	114,724,000
[a]Hawaiian Electric Industries Inc.	United States	1,100,000	35,332,000
IDACORP Inc.	United States	400,000	25,148,000
ITC Holdings Corp.	United States	300,000	11,229,000
NextEra Energy Inc.	United States	2,900,000	301,745,000
OGE Energy Corp.	United States	2,000,000	63,220,000
Pinnacle West Capital Corp.	United States	1,800,000	114,750,000
PNM Resources Inc.	United States	3,400,000	99,280,000
Portland General Electric Co.	United States	2,000,000	74,180,000
PPL Corp.	United States	5,000,000	168,300,000
The Southern Co.	United States	4,200,000	185,976,000
SSE PLC	United Kingdom	1,200,000	26,662,003
UIL Holdings Corp.	United States	700,000	35,994,000
Westar Energy Inc.	United States	2,700,000	104,652,000
Xcel Energy Inc.	United States	4,600,000	160,126,000
			2,848,974,003
Gas Utilities 2.6%
The Laclede Group Inc.	United States	1,400,000	71,708,000
Northwest Natural Gas Co.	United States	300,000	14,385,000
ONE Gas Inc.	United States	600,000	25,938,000
Questar Corp.	United States	1,705,300	40,688,458
			152,719,458
Independent Power & Renewable Electricity Producers 0.7%
Drax Group PLC	United Kingdom	8,000,000	43,178,919
Multi-Utilities 33.2%
Alliant Energy Corp.	United States	1,600,000	100,800,000
Ameren Corp.	United States	600,000	25,320,000
CenterPoint Energy Inc.	United States	6,200,000	126,542,000
CMS Energy Corp.	United States	4,400,000	153,604,000
Consolidated Edison Inc.	United States	1,000,000	61,000,000
Dominion Resources Inc.	United States	4,200,000	297,654,000
DTE Energy Co.	United States	1,700,000	137,173,000
MDU Resources Group Inc.	United States	4,000,000	85,360,000
National Grid PLC	United Kingdom	11,000,000	141,077,536
NiSource Inc.	United States	1,500,000	66,240,000
NorthWestern Corp.	United States	596,800	32,101,872
PG&E Corp.	United States	4,000,000	212,280,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Utilities Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Multi-Utilities (continued)
Public Service Enterprise Group Inc.	United States	3,300,000	$138,336,000
Sempra Energy	United States	2,400,000	261,648,000
TECO Energy Inc.	United States	1,300,000	25,220,000
Vectren Corp.	United States	925,100	40,833,914
Wisconsin Energy Corp.	United States	1,900,000	94,050,000
			1,999,240,322
Oil, Gas & Consumable Fuels 9.0%
Enbridge Inc.	Canada	800,000	38,566,014
Kinder Morgan Inc.	United States	3,500,000	147,210,000
Plains GP Holdings LP, A	United States	2,700,000	76,599,000
Spectra Energy Corp.	United States	1,800,000	65,106,000
TransCanada Corp.	Canada	1,800,000	76,980,417
The Williams Cos. Inc.	United States	2,700,000	136,593,000
			541,054,431
Real Estate Investment Trusts (REITs) 0.2%
InfraREIT Inc.	United States	400,000	11,436,000
Water Utilities 3.4%
American Water Works Co. Inc.	United States	2,000,000	108,420,000
United Utilities Group PLC	United Kingdom	7,000,000	96,867,793
			205,287,793
Total Common Stocks (Cost $3,776,250,386)			5,912,486,926

		Principal
		Amount

Corporate Bonds 0.9%
Electric Utilities 0.1%
Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	$6,210,938	6,774,276
Multi-Utilities 0.8%
Aquila Inc., senior note, 8.27%, 11/15/21	United States	6,100,000	7,698,547
MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28	United States	25,000,000	38,313,175
			46,011,722
Total Corporate Bonds (Cost $37,455,987)			52,785,998
[b,c]Senior Floating Rate Interests (Cost $26,914,123) 0.4%
Electric Utilities 0.4%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 6.50%,
6/19/16	United States	26,781,949	26,927,027
Total Investments before Short Term Investments
(Cost $3,840,620,496)			5,992,199,951

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Semiannual Report | 101

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Utilities Fund (continued)
	Country	Shares	Value
Short Term Investments 0.3%
Money Market Funds (Cost $19,338,532) 0.3%
[d,e]Institutional Fiduciary Trust Money Market Portfolio	United States	19,338,532	$19,338,532
[f]Investments from Cash Collateral Received for Loaned Securities
(Cost $1,468,500) 0.0%†
Money Market Funds 0.0%†
[g]BNY Mellon Overnight Government Fund, 0.107%	United States	1,468,500	1,468,500
Total Investments (Cost $3,861,427,528) 99.9%			6,013,006,983
Other Assets, less Liabilities 0.1%			4,865,844
Net Assets 100.0%			$6,017,872,827

See Abbreviations on page 129.

†Rounds to less than 0.1% of net assets.
aA portion or all of the security is on loan at March 31, 2015. See Note 1(h).
bSee Note 1(j) regarding senior floating rate interests.
cThe coupon rate shown represents the rate at period end.
dNon-income producing.
eSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
fSee Note 1(h) regarding securities on loan.
gThe ratio shown is the annualized seven-day yield at period end.

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		FRANKLIN CUSTODIAN FUNDS

Financial Statements

Statements of Assets and Liabilities
March 31, 2015 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,393,080,854	$4,198,150,055	$84,918,166,408
Cost - Non-controlled affiliated issuers (Note 10)	—	—	3,260,474,932
Cost - Sweep Money Fund (Note 3f)	64,810,248	591,636,826	335,728,942
Cost - Repurchase agreements	—	354,675,843	5,934,494
Total cost of investments	$1,457,891,102	$5,144,462,724	$88,520,304,776
Value - Unaffiliated issuers	$2,519,215,921	$10,371,819,059	$89,349,037,873
Value - Non-controlled affiliated issuers (Note 10)	—	—	2,119,321,294
Value - Sweep Money Fund (Note 3f)	64,810,248	591,636,826	335,728,942
Value - Repurchase agreements	—	354,675,843	5,934,494
Total value of investments[a]	2,584,026,169	11,318,131,728	91,810,022,603
Cash	—	442,280,014	19,449,028
Receivables:
Investment securities sold	6,356,364	—	303,687,180
Capital shares sold	8,211,569	16,242,437	111,591,327
Dividends and interest	639,772	9,014,598	911,811,357
Due from brokers	—	—	15,900,000
Other assets	1,438	6,618	54,419
Total assets	2,599,235,312	11,785,675,395	93,172,515,914
Liabilities:
Payables:
Investment securities purchased	5,505,335	8,596,305	456,608,509
Capital shares redeemed	4,015,045	19,145,614	143,584,515
Management fees	985,892	4,328,810	28,249,974
Distribution fees	1,118,700	4,788,771	43,156,720
Transfer agent fees	438,992	3,058,665	13,017,617
Options written, at value (premiums received $–, $– and $1,880,485)	—	—	1,492,500
Payable upon return of securities loaned	—	—	60,934,494
Accrued expenses and other liabilities	29,443	354,794	4,275,345
Total liabilities	12,093,407	40,272,959	751,319,674
Net assets, at value	$2,587,141,905	$11,745,402,436	$92,421,196,240
Net assets consist of:
Paid-in capital	$1,444,099,548	$5,318,370,104	$91,487,339,647
Undistributed net investment income (loss)	(11,775,311)	16,604,460	—
Distributions in excess of net investment income	—	—	(298,399,183)
Net unrealized appreciation (depreciation)	1,126,134,747	6,173,669,004	3,286,290,857
Accumulated net realized gain (loss)	28,682,921	236,758,868	(2,054,035,081)
Net assets, at value	$2,587,141,905	$11,745,402,436	$92,421,196,240

[a]Includes securities loaned	$—	$—	$56,218,235

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
March 31, 2015 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Class A:
Net assets, at value	$1,739,191,026	$7,567,082,987	$52,392,775,596
Shares outstanding	35,755,859	98,068,879	21,941,429,619
Net asset value per share[a]	$48.64	$77.16	$2.39
Maximum offering price per share (net asset value per share ÷ 94.25%,
94.25% and 95.75% respectively)	$51.61	$81.87	$2.50
Class C:
Net assets, at value	$246,117,526	$798,638,837	$28,288,348,802
Shares outstanding	5,801,722	11,114,013	11,720,546,247
Net asset value and maximum offering price per share[a]	$42.42	$71.86	$2.41
Class R:
Net assets, at value	$45,966,750	$589,011,964	$497,717,009
Shares outstanding	962,152	7,673,767	211,830,498
Net asset value and maximum offering price per share	$47.77	$76.76	$2.35
Class R6:
Net assets, at value	$378,473,917	$1,197,113,326	$2,018,414,355
Shares outstanding	7,613,504	15,484,871	851,528,206
Net asset value and maximum offering price per share	$49.71	$77.31	$2.37
Advisor Class:
Net assets, at value	$177,392,686	$1,593,555,322	$9,223,940,478
Shares outstanding	3,579,604	20,601,095	3,892,688,560
Net asset value and maximum offering price per share	$49.56	$77.35	$2.37

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
March 31, 2015 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,994,087,800	$3,842,088,996
Cost - Sweep Money Fund (Note 3f)	226,922,199	19,338,532
Total cost of investments	$6,221,009,999	$3,861,427,528
Value - Unaffiliated issuers	$6,278,377,685	$5,993,668,451
Value - Sweep Money Fund (Note 3f)	226,922,199	19,338,532
Total value of investments[a]	6,505,299,884	6,013,006,983
Restricted cash (Note 1f)	580,000	—
Receivables:
Investment securities sold	2,892	12,645,220
Capital shares sold	5,359,880	7,180,817
Dividends and interest	20,906,040	14,522,543
Other assets	3,846	3,858
Total assets	6,532,152,542	6,047,359,421
Liabilities:
Payables:
Investment securities purchased	83,757,753	11,444,860
Capital shares redeemed	11,232,251	10,721,456
Management fees	2,414,039	2,276,755
Distribution fees	2,248,646	2,203,014
Transfer agent fees	1,289,128	1,144,216
Distributions to shareholders	2,546,721	—
Due to brokers	300,000	—
Payable upon return of securities loaned	—	1,468,500
Accrued expenses and other liabilities	341,556	227,793
Total liabilities	104,130,094	29,486,594
Net assets, at value	$6,428,022,448	$6,017,872,827
Net assets consist of:
Paid-in capital	$6,532,431,213	$3,811,195,018
Undistributed net investment income (distributions in excess of net investment income)	(28,347,493)	4,823,004
Net unrealized appreciation (depreciation)	284,289,885	2,151,517,584
Accumulated net realized gain (loss)	(360,351,157)	50,337,221
Net assets, at value	$6,428,022,448	$6,017,872,827

[a]Includes securities loaned	$—	$1,429,340

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
March 31, 2015 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Class A:
Net assets, at value	$4,241,262,673	$4,004,687,701
Shares outstanding	651,961,812	236,253,022
Net asset value per share[a]	$6.51	$16.95
Maximum offering price per share (net asset value per share ÷ 95.75%)	$6.80	$17.70
Class C:
Net assets, at value	$1,115,546,946	$1,051,889,867
Shares outstanding	172,597,242	62,310,300
Net asset value and maximum offering price per share[a]	$6.46	$16.88
Class R:
Net assets, at value	$71,497,713	$100,435,001
Shares outstanding	10,997,940	5,943,370
Net asset value and maximum offering price per share	$6.50	$16.90
Class R6:
Net assets, at value	$366,326,408	$235,185,230
Shares outstanding	56,144,042	13,788,562
Net asset value and maximum offering price per share	$6.52	$17.06
Advisor Class:
Net assets, at value	$633,388,708	$625,675,028
Shares outstanding	97,064,433	36,676,061
Net asset value and maximum offering price per share	$6.53	$17.06

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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		FRANKLIN CUSTODIAN FUNDS
		FINANCIAL STATEMENTS

Statements of Operations
for the six months ended March 31, 2015 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Investment income:
Dividends:
Unaffiliated issuers	$5,088,710	$71,575,429	$839,058,764
Non-controlled affiliated issuers (Note 10)	—	—	9,282,000
Interest:
Unaffiliated issuers	—	142,719	1,413,705,378
Non-controlled affiliated issuers (Note 10)	—	—	25,759,096
Income from securities loaned	—	—	1,760,709
Total investment income	5,088,710	71,718,148	2,289,565,947
Expenses:
Management fees (Note 3a)	5,647,471	25,290,723	171,169,321
Distribution fees: (Note 3c)
Class A	2,014,387	8,914,637	39,485,980
Class C	1,131,669	3,666,197	92,144,227
Class R	115,160	1,448,081	1,258,966
Transfer agent fees: (Note 3e)
Class A	1,165,492	6,043,148	19,033,475
Class C	163,704	621,312	10,251,877
Class R	33,332	490,848	182,076
Class R6	322	1,303	1,955
Advisor Class	119,854	1,279,298	3,311,640
Custodian fees (Note 4)	18,679	48,713	639,995
Reports to shareholders	98,467	439,898	2,795,311
Registration and filing fees	78,973	141,814	1,257,284
Professional fees	27,833	63,511	409,103
Trustees’ fees and expenses	4,344	20,279	184,718
Other	16,319	68,525	1,491,622
Total expenses	10,636,006	48,538,287	343,617,550
Expense reductions (Note 4)	—	(371)	(714)
Expenses waived/paid by affiliates (Note 3f)	(23,465)	(242,641)	(244,900)
Net expenses	10,612,541	48,295,275	343,371,936
Net investment income (loss)	(5,523,831)	23,422,873	1,946,194,011
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	39,627,902	311,700,399	732,748,361
Non-controlled affiliated issuers (Note 10)	—	—	35,392,215
Written options	—	—	19,964,169
Foreign currency transactions	75,761	(23,660)	(3,280,452)
Net realized gain (loss)	39,703,663	311,676,739	784,824,293
Net change in unrealized appreciation (depreciation) on:
Investments	181,368,395	685,599,331	(3,990,841,569)
Translation of other assets and liabilities denominated in foreign
currencies	(180)	—	(1,543,619)
Net change in unrealized appreciation (depreciation)	181,368,215	685,599,331	(3,992,385,188)
Net realized and unrealized gain (loss)	221,071,878	997,276,070	(3,207,560,895)
Net increase (decrease) in net assets resulting from operations	$215,548,047	$1,020,698,943	$(1,261,366,884)

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the six months ended March 31, 2015 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Investment income:
Dividends	$—	$102,281,884
Interest	132,696,583	2,099,467
Paydown loss	(27,485,273)	—
Income from securities loaned	—	465,220
Total investment income	105,211,310	104,846,571
Expenses:
Management fees (Note 3a)	14,826,924	14,034,304
Distribution fees: (Note 3c)
Class A	3,116,689	3,031,655
Class C	3,739,823	3,475,080
Class R	182,243	257,018
Transfer agent fees: (Note 3e)
Class A	2,880,771	2,183,099
Class C	775,011	577,611
Class R	49,116	55,526
Class R6	598	772
Advisor Class	445,614	341,635
Custodian fees (Note 4)	29,995	43,771
Reports to shareholders	298,102	240,879
Registration and filing fees	91,674	94,070
Professional fees	46,655	41,121
Trustees’ fees and expenses	15,219	10,852
Other	236,914	39,423
Total expenses	26,735,348	24,426,816
Expense reductions (Note 4)	(111)	—
Expenses waived/paid by affiliates (Note 3f)	(60,983)	(39,191)
Net expenses	26,674,254	24,387,625
Net investment income	78,537,056	80,458,946
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,341,876	56,399,810
Foreign currency transactions	—	(239,130)
Net realized gain (loss)	10,341,876	56,160,680
Net change in unrealized appreciation (depreciation) on:
Investments	40,410,540	203,130,191
Translation of other assets and liabilities denominated in foreign currencies	—	50,245
Net change in unrealized appreciation (depreciation)	40,410,540	203,180,436
Net realized and unrealized gain (loss)	50,752,416	259,341,116
Net increase (decrease) in net assets resulting from operations	$129,289,472	$339,800,062

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			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	March 31, 2015	September 30,	March 31, 2015	September 30,
	(unaudited)	2014	(unaudited)	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(5,523,831)	$(8,509,059)	$23,422,873	$40,261,849
Net realized gain (loss) from investments and
foreign currency transactions	39,703,663	105,306,700	311,676,739	(18,140,011)
Net change in unrealized appreciation (depreciation)
on investments and translation of other assets and
liabilities denominated in foreign currencies	181,368,215	154,336,779	685,599,331	1,629,272,278
Net increase (decrease) in net assets resulting
from operations	215,548,047	251,134,420	1,020,698,943	1,651,394,116
Distributions to shareholders from:
Net investment income:
Class A	—	—	(17,701,490)	(27,683,049)
Class R	—	—	—	(887,842)
Class R6	—	—	(7,173,435)	(8,353,795)
Advisor Class	—	—	(7,135,723)	(8,082,884)
Net realized gains:
Class A	(52,815,750)	(47,796,268)	—	—
Class C	(8,572,795)	(8,696,764)	—	—
Class R	(1,588,330)	(1,742,295)	—	—
Class R6	(11,564,117)	(13,471,107)	—	—
Advisor Class	(5,461,764)	(5,233,437)	—	—
Total distributions to shareholders	(80,002,756)	(76,939,871)	(32,010,648)	(45,007,570)
Capital share transactions: (Note 2)
Class A	142,697,808	320,357,428	320,583,408	275,723,858
Class C	22,560,900	21,692,026	72,076,892	16,016,618
Class R	(1,754,707)	(395,246)	(29,483,575)	(84,447,235)
Class R6	14,961,376	(7,436,944)	(13,375,504)	70,430,935
Advisor Class	8,956,614	24,965,632	44,790,527	122,013,386
Total capital share transactions	187,421,991	359,182,896	394,591,748	399,737,562
Net increase (decrease) in net assets	322,967,282	533,377,445	1,383,280,043	2,006,124,108
Net assets:
Beginning of period	2,264,174,623	1,730,797,178	10,362,122,393	8,355,998,285
End of period	$2,587,141,905	$2,264,174,623	$11,745,402,436	$10,362,122,393
Undistributed net investment income (loss) included
in net assets:
End of period	$(11,775,311)	$(6,251,480)	$16,604,460	$25,192,235

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	March 31, 2015	September 30,	March 31, 2015	September 30,
	(unaudited)	2014	(unaudited)	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$1,946,194,011	$3,721,931,310	$78,537,056	$185,414,463
Net realized gain (loss) from investments, written
options and foreign currency transactions	784,824,293	3,791,361,373	10,341,876	(2,377,827)
Net change in unrealized appreciation
(depreciation) on investments and translation
of other assets and liabilities denominated in
foreign currencies	(3,992,385,188)	2,070,072,850	40,410,540	13,162,088
Net increase (decrease) in net assets
resulting from operations	(1,261,366,884)	9,583,365,533	129,289,472	196,198,724
Distributions to shareholders from:
Net investment income:
Class A	(1,310,698,004)	(2,604,340,271)	(71,287,393)	(160,609,100)
Class C	(623,472,440)	(1,185,274,983)	(16,337,295)	(40,859,974)
Class R	(11,843,503)	(22,900,570)	(1,085,314)	(2,541,019)
Class R6	(53,247,490)	(108,240,006)	(6,902,691)	(18,975,768)
Advisor Class	(236,284,731)	(366,385,613)	(11,471,561)	(27,139,385)
Total distributions to shareholders	(2,235,546,168)	(4,287,141,443)	(107,084,254)	(250,125,246)
Capital share transactions: (Note 2)
Class A	562,336,581	2,315,349,376	(96,922,717)	(780,787,234)
Class C	545,329,881	3,192,666,235	(79,018,466)	(439,991,270)
Class R	1,877,172	39,402,467	(3,190,960)	(19,028,290)
Class R6	(11,540,787)	59,293,823	(132,767,657)	20,086,199
Advisor Class	474,738,851	2,833,775,583	(21,418,820)	(290,403,556)
Total capital share transactions	1,572,741,698	8,440,487,484	(333,318,620)	(1,510,124,151)
Net increase (decrease) in net assets	(1,924,171,354)	13,736,711,574	(311,113,402)	(1,564,050,673)
Net assets:
Beginning of period	94,345,367,594	80,608,656,020	6,739,135,850	8,303,186,523
End of period	$92,421,196,240	$94,345,367,594	$6,428,022,448	$6,739,135,850
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of period	$(298,399,183)	$(9,047,026)	$(28,347,493)	$199,705

110 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Utilities Fund
	Six Months Ended	Year Ended
	March 31, 2015	September 30,
	(unaudited)	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$80,458,946	$157,359,225
Net realized gain (loss) from investments and foreign currency transactions	56,160,680	144,072,177
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	203,180,436	507,401,760
Net increase (decrease) in net assets resulting from operations	339,800,062	808,833,162
Distributions to shareholders from:
Net investment income:
Class A	(56,812,584)	(108,592,280)
Class C	(11,915,519)	(24,014,791)
Class R	(1,227,712)	(2,519,737)
Class R6	(3,727,137)	(7,920,985)
Advisor Class	(9,486,387)	(15,163,367)
Net realized gains:
Class A	(94,564,224)	(8,070,905)
Class C	(25,193,938)	(2,099,362)
Class R	(2,392,646)	(208,818)
Class R6	(5,738,511)	(542,905)
Advisor Class	(14,963,811)	(948,180)
Total distributions to shareholders	(226,022,469)	(170,081,330)
Capital share transactions: (Note 2)
Class A	212,026,435	10,997,734
Class C	44,845,817	29,377,765
Class R	2,995,172	(1,938,388)
Class R6	(6,841,275)	(12,216,873)
Advisor Class	53,217,291	164,532,653
Total capital share transactions	306,243,440	190,752,891
Net increase (decrease) in net assets	420,021,033	829,504,723
Net assets:
Beginning of period	5,597,851,794	4,768,347,071
End of period	$6,017,872,827	$5,597,851,794
Undistributed net investment income included in net assets:
End of period	$4,823,004	$7,533,397

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FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of five separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain funds enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved coun-terparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the funds at period end, as indicated in the Statement of Investments, had been entered into on March 31, 2015.

d. Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

Certain funds purchase securities on a when-issued, delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

e. Derivative Financial Instruments

Franklin Income Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Franklin Income Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

f. Restricted Cash

At March 31, 2015, Franklin U.S. Government Securities Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the fund’s custodian and is reflected in the Statements of Assets and Liabilities.

g. Equity-Linked Securities

Franklin Income Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

h. Securities Lending

Certain funds participate in an agency based securities lending program to earn additional income. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

fund on the next business day. Franklin Income Fund’s collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the fund, and/or a joint repurchase agreement as indicated in the Statement of Investments. Franklin Utilities Fund’s collateral is invested in a non-registered money fund as indicated in the Statement of Investments. The total cash collateral received at period end was $60,934,494 and $1,468,500 for Franklin Income Fund and Franklin Utilities Fund, respectively. The fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statements of Operations. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. If the borrower defaults on its obligation to return the securities loaned, the fund has the right to repurchase the securities in the open market using the collateral received.

i. Mortgage Dollar Rolls

Franklin U.S. Government Securities Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

j. Senior Floating Rate Interests

Certain funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

k. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

l. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statements of Operations. Facility fees are recognized as

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1. Organization and Significant Accounting

Policies (continued)

l. Security Transactions, Investment Income, Expenses and Distributions (continued)

income over the expected term of the loan. Dividend income recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

m. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

n. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At March 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended March 31, 2015
Shares sold	9,255,060	$434,968,544	12,433,586	$924,894,193
Shares issued in reinvestment of distributions	1,036,739	48,011,485	215,220	16,016,677
Shares redeemed	(7,179,032)	(340,282,221)	(8,341,420)	(620,327,462)
Net increase (decrease)	3,112,767	$142,697,808	4,307,386	$320,583,408
Year ended September 30, 2014
Shares sold	19,957,583	$893,692,093	22,635,844	$1,476,657,042
Shares issued in reinvestment of distributions	1,036,302	44,498,813	384,777	24,402,538
Shares redeemed	(13,817,735)	(617,833,478)	(18,426,891)	(1,225,335,722)
Net increase (decrease)	7,176,150	$320,357,428	4,593,730	$275,723,858
Class C Shares:
Six Months ended March 31, 2015
Shares sold	833,505	$34,376,678	1,765,284	$122,538,457
Shares issued in reinvestment of distributions	197,997	8,016,890	—	—
Shares redeemed	(483,589)	(19,832,668)	(728,358)	(50,461,565)
Net increase (decrease)	547,913	$22,560,900	1,036,926	$72,076,892
Year ended September 30, 2014
Shares sold	1,329,394	$52,341,287	1,755,572	$109,225,881
Shares issued in reinvestment of distributions	212,392	8,070,893	—	—
Shares redeemed	(992,766)	(38,720,154)	(1,501,516)	(93,209,263)
Net increase (decrease)	549,020	$21,692,026	254,056	$16,016,618
Class R Shares:
Six Months ended March 31, 2015
Shares sold	93,993	$4,340,902	704,645	$52,100,791
Shares issued in reinvestment of distributions	34,518	1,571,239	—	—
Shares redeemed	(163,776)	(7,666,848)	(1,105,173)	(81,584,366)
Net increase (decrease)	(35,265)	$(1,754,707)	(400,528)	$(29,483,575)
Year ended September 30, 2014
Shares sold	223,778	$9,798,197	1,259,033	$82,452,020
Shares issued in reinvestment of distributions	40,870	1,730,443	13,715	865,946
Shares redeemed	(273,168)	(11,923,886)	(2,549,245)	(167,765,201)
Net increase (decrease)	(8,520)	$(395,246)	(1,276,497)	$(84,447,235)
Class R6 Shares:
Six Months ended March 31, 2015
Shares sold	308,452	$14,631,216	806,377	$60,272,890
Shares issued on reinvestment of distributions	244,640	11,564,117	88,714	6,605,680
Shares redeemed	(230,149)	(11,233,957)	(1,067,278)	(80,254,074)
Net increase (decrease)	322,943	$14,961,376	(172,187)	$(13,375,504)
Year ended September 30, 2014
Shares sold	392,771	$17,760,072	1,963,079	$130,998,376
Shares issued in reinvestment of distributions	308,823	13,470,860	131,722	8,353,795
Shares redeemed	(835,479)	(38,667,876)	(1,028,486)	(68,921,236)
Net increase (decrease)	(133,885)	$(7,436,944)	1,066,315	$70,430,935

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2. Shares of Beneficial Interest (continued)
	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended March 31, 2015
Shares sold	612,944	$29,304,007	2,500,591	$186,340,660
Shares issued in reinvestment of distributions	109,767	5,174,431	89,253	6,652,935
Shares redeemed	(539,628)	(25,521,824)	(1,987,878)	(148,203,068)
Net increase (decrease)	183,083	$8,956,614	601,966	$44,790,527
Year ended September 30, 2014
Shares sold	1,513,116	$68,768,455	6,902,426	$453,057,572
Shares issued in reinvestment of distributions	113,735	4,955,439	117,373	7,454,331
Shares redeemed	(1,093,743)	(48,758,262)	(5,135,737)	(338,498,517)
Net increase (decrease)	533,108	$24,965,632	1,884,062	$122,013,386

			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended March 31, 2015
Shares sold	1,601,601,385	$3,861,145,125	45,008,898	$293,135,582
Shares issued in reinvestment of distributions	484,977,937	1,170,953,309	9,109,377	59,271,456
Shares redeemed	(1,857,399,252)	(4,469,761,853)	(68,997,718)	(449,329,755)
Net increase (decrease)	229,180,070	$562,336,581	(14,879,443)	$(96,922,717)
Year ended September 30, 2014
Shares sold	3,713,448,419	$9,155,988,584	71,829,810	$468,017,184
Shares issued in reinvestment of distributions	947,331,186	2,322,103,838	20,519,832	133,500,755
Shares redeemed	(3,708,820,886)	(9,162,743,046)	(212,106,767)	(1,382,305,173)
Net increase (decrease)	951,958,719	$2,315,349,376	(119,757,125)	$(780,787,234)
Class C Shares:
Six Months ended March 31, 2015
Shares sold	913,602,004	$2,228,155,467	9,479,764	$61,323,992
Shares issued in reinvestment of distributions	216,450,083	528,347,073	2,227,959	14,403,918
Shares redeemed	(908,683,721)	(2,211,172,659)	(23,921,141)	(154,746,376)
Net increase (decrease)	221,368,366	$545,329,881	(12,213,418)	$(79,018,466)
Year ended September 30, 2014
Shares sold	2,337,404,601	$5,828,986,276	12,474,550	$80,745,279
Shares issued in reinvestment of distributions	403,069,357	999,703,501	5,546,252	35,857,816
Shares redeemed	(1,458,897,007)	(3,636,023,542)	(85,939,596)	(556,594,365)
Net increase (decrease)	1,281,576,951	$3,192,666,235	(67,918,794)	$(439,991,270)
Class R Shares:
Six Months ended March 31, 2015
Shares sold	27,996,130	$66,321,524	1,489,708	$9,692,892
Shares issued in reinvestment of distributions	4,744,231	11,265,279	159,431	1,036,575
Shares redeemed	(31,901,722)	(75,709,631)	(2,139,392)	(13,920,427)
Net increase (decrease)	838,639	$1,877,172	(490,253)	$(3,190,960)
Year ended September 30, 2014
Shares sold	54,226,242	$131,788,544	2,650,032	$17,247,466
Shares issued in reinvestment of distributions	8,980,499	21,708,289	373,462	2,428,996
Shares redeemed	(46,938,172)	(114,094,366)	(5,950,807)	(38,704,752)
Net increase (decrease)	16,268,569	$39,402,467	(2,927,313)	$(19,028,290)

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			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended March 31, 2015
Shares sold	7,739,140	$18,455,435	11,254,306	$73,405,770
Shares issued on reinvestment of distributions	21,405,397	51,257,636	1,007,012	6,571,903
Shares redeemed	(34,134,448)	(81,253,858)	(32,576,322)	(212,745,330)
Net increase (decrease)	(4,989,911)	$(11,540,787)	(20,315,004)	$(132,767,657)
Year ended September 30, 2014
Shares sold	40,517,766	$97,896,117	8,007,305	$52,198,801
Shares issued in reinvestment of distributions	44,205,466	107,593,287	2,880,560	18,796,291
Shares redeemed	(59,362,751)	(146,195,581)	(7,784,399)	(50,908,893)
Net increase (decrease)	25,360,481	$59,293,823	3,103,466	$20,086,199
Advisor Class Shares:
Six Months ended March 31, 2015
Shares sold	637,996,187	$1,529,395,401	15,907,209	$103,905,454
Shares issued in reinvestment of distributions	84,505,502	202,321,035	1,548,810	10,108,466
Shares redeemed	(526,826,941)	(1,256,977,585)	(20,751,774)	(135,432,740)
Net increase (decrease)	195,674,748	$474,738,851	(3,295,755)	$(21,418,820)
Year ended September 30, 2014
Shares sold	1,562,121,375	$3,859,740,670	27,080,227	$176,904,592
Shares issued in reinvestment of distributions	125,980,982	307,395,314	3,666,095	23,923,798
Shares redeemed	(545,540,026)	(1,333,360,401)	(75,256,361)	(491,231,946)
Net increase (decrease)	1,142,562,331	$2,833,775,583	(44,510,039)	$(290,403,556)

	Franklin Utilities Fund
	Shares	Amount

Class A Shares:
Six Months ended March 31, 2015
Shares sold	29,971,718	$523,222,127
Shares issued in reinvestment of distributions	8,050,179	138,413,308
Shares redeemed	(26,044,499)	(449,609,000)
Net increase (decrease)	11,977,398	$212,026,435
Year ended September 30, 2014
Shares sold	39,649,168	$636,235,264
Shares issued in reinvestment of distributions	6,698,177	105,396,539
Shares redeemed	(46,046,709)	(730,634,069)
Net increase (decrease)	300,636	$10,997,734
Class C Shares:
Six Months ended March 31, 2015
Shares sold	6,601,563	$114,778,367
Shares issued in reinvestment of distributions	1,809,184	31,007,146
Shares redeemed	(5,869,220)	(100,939,696)
Net increase (decrease)	2,541,527	$44,845,817
Year ended September 30, 2014
Shares sold	9,642,854	$153,687,794
Shares issued in reinvestment of distributions	1,349,832	21,125,954
Shares redeemed	(9,258,751)	(145,435,983)
Net increase (decrease)	1,733,935	$29,377,765

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2. Shares of Beneficial Interest (continued)
	Franklin Utilities Fund
	Shares	Amount

Class R Shares:
Six Months ended March 31, 2015
Shares sold	1,290,599	$22,510,243
Shares issued in reinvestment of distributions	204,604	3,509,713
Shares redeemed	(1,332,485)	(23,024,784)
Net increase (decrease)	162,718	$2,995,172
Year ended September 30, 2014
Shares sold	2,212,911	$35,338,931
Shares issued in reinvestment of distributions	168,631	2,642,310
Shares redeemed	(2,515,315)	(39,919,629)
Net increase (decrease)	(133,773)	$(1,938,388)
Class R6 Shares:
Six Months ended March 31, 2015
Shares sold	730,242	$12,992,548
Shares issued on reinvestment of distributions	547,160	9,465,648
Shares redeemed	(1,665,290)	(29,299,471)
Net increase (decrease)	(387,888)	$(6,841,275)
Year ended September 30, 2014
Shares sold	1,158,712	$18,704,736
Shares issued in reinvestment of distributions	534,709	8,463,891
Shares redeemed	(2,387,364)	(39,385,500)
Net increase (decrease)	(693,943)	$(12,216,873)
Advisor Class Shares:
Six Months ended March 31, 2015
Shares sold	7,423,977	$131,239,947
Shares issued in reinvestment of distributions	1,317,469	22,791,915
Shares redeemed	(5,771,847)	(100,814,571)
Net increase (decrease)	2,969,599	$53,217,291
Year ended September 30, 2014
Shares sold	17,575,665	$278,956,564
Shares issued in reinvestment of distributions	912,471	14,538,476
Shares redeemed	(8,103,315)	(128,962,387)
Net increase (decrease)	10,384,821	$164,532,653

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

Franklin DynaTech Fund, Franklin Growth Fund and Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

				Franklin U.S.
	Franklin	Franklin	Franklin	Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.15%	0.15%	0.15%
Compensation Plans:
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

				Franklin U.S.
	Franklin	Franklin	Franklin	Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$799,161	$2,060,089	$10,948,292	$433,979	$700,052
CDSC retained	$19,335	$42,065	$1,748,055	$28,268	$83,559

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

				Franklin U.S.
	Franklin	Franklin	Franklin	Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Transfer agent fees	$748,069	$3,472,294	$12,117,760	$2,105,608	$1,388,470

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees.

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g. Other Affiliated Transactions

At March 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following funds’ outstanding shares.

			Franklin U.S.
Franklin	Franklin	Franklin	Government	Franklin
DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

14.12%	9.13%	2.09%	4.18%	3.77%

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended March 31, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2014, the capital loss carryforwards were as follows:

						Franklin U.S.
	Franklin		Franklin		Franklin	Government
	DynaTech Fund		Growth Fund		Income Fund	Securities Fund
Capital loss carryforwards subject to expiration:
2015	$—		$—		$—	$28,034,940
2016	—		13,543,792		—	20,514,778
2017	10,234,999		—		—	18,668,917
2018	—		—		2,672,493,978	16,923,309
2019	—		—		—	4,445,156
Capital loss carryforwards not subject to expiration:
Short term	—		14,372,615		—	112,026,737
Long term	—		47,914,506		—	170,079,195
Total capital loss carryforwards	$10,234,999	[a]	$75,830,913	[b]	$2,672,493,978	$370,693,032

aIncludes $10,234,999 from the merged Franklin Global Communications Fund and Franklin Technology Fund, which may be carried over to offset future capital gains, subject to certain limitations.
bIncludes $13,543,792 from the merged Franklin Capital Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At September 30, 2014, Franklin DynaTech Fund deferred late-year ordinary losses of $6,251,481.

At March 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Cost of investments	$1,458,520,664	$5,149,261,681	$88,714,155,665

Unrealized appreciation	$1,132,059,214	$6,206,294,754	$9,839,895,459
Unrealized depreciation	(6,553,709)	(37,424,707)	(6,744,028,521)
Net unrealized appreciation (depreciation)	$1,125,505,505	$6,168,870,047	$3,095,866,938

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5. Income Taxes (continued)
	Franklin U.S.
	Government	Franklin
	Securities Fund	Utilities Fund
Cost of investments	$6,221,031,780	$3,861,211,050

Unrealized appreciation	$303,702,299	$2,200,047,354
Unrealized depreciation	(19,434,195)	(48,251,421)
Net unrealized appreciation (depreciation)	$284,268,104	$2,151,795,933

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discount and premiums, corporate actions and equity-linked securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2015, were as follows:

				Franklin U.S.
	Franklin	Franklin	Franklin	Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund
Purchases	$487,811,998	$338,247,348	$16,935,112,798	$2,128,052,420	$463,587,402
Sales	$395,350,320	$128,635,457	$17,475,356,714	$2,688,083,935	$221,439,702

Transactions in options written during the period ended March 31, 2015, were as follows:

	Number of		Premiums
	Contracts		Received
Franklin Income Fund
Options outstanding at September 30, 2014		—	$—
Options written		193,500	21,844,654
Options expired		(169,500)	(19,964,169)
Options exercised		—	—
Options closed		—	—
Options outstanding at March 31, 2015		24,000	$1,880,485

See Notes 1(e) and 9 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk

At March 31, 2015, Franklin Income Fund had 38.47% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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8. Restricted Securities

Certain funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2015, Franklin Income Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value

21,666,666	First Data Holdings Inc., B (Value is 0.13% of Net Assets)	6/26/14	$86,666,664	$121,610,425

9. Other Derivative Information

At March 31, 2015, Franklin Income Fund’s investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Equity contracts	Investments, at value	$ —	Options written, at value	$1,492,500

For the period ended March 31, 2015, the effect of derivative contracts in Franklin Income Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations	for the Period	for the Period
Equity contracts	Net realized gain (loss) from written options / Net
change in unrealized appreciation (depreciation)
	on investments	$19,964,169	$387,985

For the period ended March 31, 2015, the average month end fair value of derivatives represented less than 0.01% of average month end net assets. The average month end number of open derivative contracts for the period was 4.

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

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10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Franklin Income Fund for the period ended March 31, 2015, were as shown below.

	Number of			Number of
	Shares/			Shares/
	Warrants/			Warrants/
	Principal			Principal
	Amount*			Amount*
	Held at			Held at
	Beginning	Gross	Gross	End	Value at		Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	End of Period		Income	Gain (Loss)
Non-Controlled Affiliates
Agrium Inc.	7,500,000	—	(500,000)	7,000,000	$729,890,000	[a]	$9,282,000	$(1,162,050)
CEVA Group PLC, first lien, 144A, 7.00%,
3/01/21	15,000,000	—	(15,000,000)	—	—		122,500	(600,000)
CEVA Group PLC, Pre-Funded L/C, 6.50%,
3/19/21	20,320,197	—	—	20,320,197	19,062,885		642,062	—
CEVA Group PLC, secured note, 144A, 9.00%,
9/01/21	20,000,000	—	(20,000,000)	—	—		240,000	(1,050,000)
CEVA Group PLC, senior note, first lien, 144A,
4.00%, 5/01/18	186,778,982	—	—	186,778,982	169,968,874		3,714,826	—
CEVA Holdings LLC	91,371	—	—	91,371	66,244,019		—	—
CEVA Holdings LLC, cvt. pfd., A-1	2,897	—	—	2,897	2,897,250		—	—
CEVA Holdings LLC, cvt. pfd., A-2	110,565	—	—	110,565	80,159,683		—	—
Dex Media Inc.	2,048,551	—	—	2,048,551	8,583,429		—	—
Dex Media Inc., senior sub. note, PIK, 14.00%,
1/29/17	41,400,812	1,448,756	(7,777)[b]	42,841,791	16,494,090		1,448,756	—
Dex Media West LLC, Term Loan B, 8.00%,
12/30/16	1,482,107	—	(1,482,107)	—	—		7,705	39,792
Dynegy Finance I Inc./Dynegy Finance II Inc.,
senior note, 144A, 6.75%, 11/01/19	—	270,000,000	—	270,000,000	279,787,500		7,745,625	—
Dynegy Finance I Inc./Dynegy Finance II Inc.,
senior note, 144A, 7.375%, 11/01/22	—	256,700,000	—	256,700,000	270,818,500		8,045,941	—
Dynegy Holdings Inc., Escrow Account	1,024,235,000	—	(1,024,235,000)[b]	—	—		—	—
Dynegy Inc.	16,000,000	—	(4,500,000)	11,500,000	361,445,000		—	(32,212,411)
Dynegy Inc., senior note, 5.875%, 6/01/23	105,000,000	—	(5,000,000)	100,000,000	97,750,000		2,953,003	56,616
Dynegy Inc., wts., 10/02/17	1,143,273	—	—	1,143,273	4,824,612		—	—
Dynegy Roseton Danskammer Pass Through
Trust, Escrow Account, B	40,000,000	—	—	40,000,000	—		—	—
[c]R.H. Donnelley Inc., Term Loan B, 9.75%,
12/30/16	22,277,846	—	(5,920,746)	16,357,100	11,395,452		838,678	(464,162)
Total Affiliated Securities (Value is 2.29% of Net Assets)					$2,119,321,294		$35,041,096	$(35,392,215)

*In U.S. dollars unless otherwise indicated.
aAs of March 31, 2015, no longer an affiliate.
bGross reduction was the result of a corporate action.
cCompany is a wholly owned subsidiary of Dex Media Inc.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended March 31, 2015, the Funds did not use the Global Credit Facility.

12. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2015, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin DynaTech Fund
Assets:
Investments in Securities:
Equity Investments:[a]	$2,519,215,921	$—	$—	$2,519,215,921
Short Term Investments	64,810,248	—	—	64,810,248
Total Investments in Securities	$2,584,026,169	$—	$—	$2,584,026,169
Franklin Growth Fund
Assets:
Investments in Securities:
Equity Investments:[a]	$10,371,819,059	$—	$—	$10,371,819,059
Short Term Investments	591,636,826	354,675,843	—	946,312,669
Total Investments in Securities	$10,963,455,885	$354,675,843	$—	$11,318,131,728

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12. Fair Value Measurements (continued)
	Level 1	Level 2	Level 3		Total
Franklin Income Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Energy	$6,880,760,140	$396,716,872	$—		$7,277,477,012
Financials	3,853,053,758	118,959,378	—		3,972,013,136
Industrials	3,772,604,800	149,300,952	—		3,921,905,752
Information Technology	1,207,155,514	—	121,610,425		1,328,765,939
Utilities	8,759,580,824	136,410,000	—		8,895,990,824
All Other Equity Investments[a]	17,408,272,932	—	—		17,408,272,932
Equity-Linked Securities	—	7,422,254,323	—		7,422,254,323
Convertible Bonds	—	736,381,757	—		736,381,757
Corporate Bonds	—	35,235,105,316	70,000,000		35,305,105,316
Senior Floating Rate Interests	—	2,971,335,125	—		2,971,335,125
Escrows and Litigation Trusts	—	—	150,000	[c]	150,000
Short Term Investments	782,468,205	1,787,902,282	—		2,570,370,487
Total Investments in Securities	$42,663,896,173	$48,954,366,005	$191,760,425		$91,810,022,603
Liabilities:
Other Financial Instruments
Options Written	$1,492,500	$—	$—		$1,492,500
Franklin U.S. Government Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$6,278,377,685	$—		$6,278,377,685
Short Term Investments	226,922,199	—	—		226,922,199
Total Investments in Securities	$226,922,199	$6,278,377,685	$—		$6,505,299,884
Franklin Utilities Fund
Assets:
Investments in Securities:
Equity Investments[a]	$5,912,486,926	$—	$—		$5,912,486,926
Corporate Bonds	—	52,785,998	—		52,785,998
Senior Floating Rate Interests	—	26,927,027	—		26,927,027
Short Term Investments	19,338,532	1,468,500	—		20,807,032
Total Investments in Securities	$5,931,825,458	$81,181,525	$—		$6,013,006,983

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common, preferred and convertible preferred stocks as well as other equity investments.
cIncludes securities determined to have no value at March 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

13. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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14. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Currency		Selected Portfolio
EUR	Euro	ADR	American Depositary Receipt
GBP	British Pound	DIP	Debtor-In-Possession
		FHLB	Federal Home Loan Bank
		FHLMC	Federal Home Loan Mortgage Corp.
		FNMA	Federal National Mortgage Association
		FRN	Floating Rate Note
		GP	Graduated Payment
		L/C	Letter of Credit
		MTN	Medium Term Note
		PIK	Payment-In-Kind
		SF	Single Family

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the five separate funds in Franklin Custodian Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took

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SHAREHOLDER INFORMATION

into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares during 2014 and the previous 10-year period ended December 31, 2014, in comparison with a performance universe selected by Lipper. Investment performance was shown on a total return basis for all Funds with income return being shown as well for those Funds having income as an investment objective element. The following summarizes the performance results for each Fund.

Franklin DynaTech Fund – This Fund’s investment performance was shown in comparison to a performance universe consisting of the Fund and all retail and institutional multi-cap growth funds as classified by Lipper. The Lipper report showed the Fund’s total return for 2014 to be in the second-lowest performing quintile of its performance universe and on an annualized basis to be in the middle performing quintile of such universe for each of the previous three- and five-year periods and in the second-highest performing quintile for the previous 10-year period. The Board found the Fund’s performance as shown in the Lipper report to be acceptable.

Franklin Growth Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional multi-cap core funds as classified by Lipper. The Lipper report showed the Fund’s total return during 2014 to be in the highest performing quintile of such performance universe and on an annualized basis to be in the middle performing quintile for the previous three- and five-year periods, and in the highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s overall performance as shown in the Lipper report.

Franklin Income Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of the Fund and all other retail and institutional mixed-asset target allocation moderate funds as classified by Lipper. The Lipper report showed the Fund’s income return during 2014 to be in the highest quintile of its performance universe and its income return on an annualized basis during each of the previous three-, five- and 10-year periods to also be in the highest quintile of such performance universe. The Lipper report showed the Fund’s total return during 2014 to be in the second-lowest performing quintile of its Lipper performance universe, and on an annualized basis to be in either the highest or second-highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Lipper report and noted that its income return for 2014 was 4.98%.

Franklin U.S. Government Securities Fund – This Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional Ginnie Mae funds as classified by Lipper. The Fund’s Lipper report showed its income return during 2014 to be in the second-highest quintile of its Lipper performance universe and its income return on an annualized basis to be in the second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Fund’s Lipper report showed its total return to be in the lowest performing quintile of its performance universe during 2014, and its total return on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-, five- and 10-year periods. The Board found such comparative performance to be acceptable in view of the Fund’s income investment objective and conservative policy of investing only in plain vanilla Ginnie Mae pass-through securities, which impacted performance during the period. The Board also noted that the Fund’s total return for the annualized five-year period was only 14 basis points below the performance universe median for such period.

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Board Review of Investment Management

Agreement (continued)

Franklin Utilities Fund – This Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional utility funds as classified by Lipper. The Fund’s Lipper report showed its income return during 2014 to be in the second-highest quintile of such universe, and its income return on an annualized basis to be in the second-highest quintile of such performance universe during each of the previous three-, five- and 10-year periods. The Fund’s total return during 2014 was in the highest performing quintile of its performance universe, and on an annualized basis was in the second-highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative charges as being part of management fees, and total expenses, for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed for each Fund that its contractual investment management fee rate was below the median of its Lipper expense group and its actual total expense ratio was in the least expensive quintile of its Lipper expense group. Based upon the above, the Board was satisfied with the management fee and actual total expense ratio of each Fund in comparison to its respective Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and

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FRANKLIN CUSTODIAN FUNDS

SHAREHOLDER INFORMATION

potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; and declining thereafter until reaching a breakpoint of 0.35% for assets in excess of $50 billion, with such breakpoints continuing in the case of Franklin Income Fund and Franklin Utilities Fund to 0.345% on assets in excess of $65 billion and 0.34% on assets in excess of $80 billion. Existing breakpoints continue beyond the year-end asset size of each Fund other than Franklin Income Fund whose assets had grown to approximately $92.5 billion at December 31, 2014. In discussing additional breakpoints for such Fund, management expressed the view that its fee structure reaches a relatively low rate quickly anticipating economies of scale as assets increase and pointed out the Fund’s favorable contractual management fee and total expense comparison within its Lipper expense group as previously discussed under “Comparative Expenses.” The Board also noted economies of scale are realized from asset growth in excess of a fund’s last breakpoint since this results in an overall lower management fee rate. While intending to monitor future growth of Franklin Income Fund, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for this Fund as well as for each of the other Funds provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 27, 2015

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  May 27, 2015